UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

iMedia Brands, Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

iMedia Brands, Inc.
6740 Shady Oak Road
Eden Prairie, MN 55344-3433

, 2022

Dear Shareholders:

You are hereby notified of the Annual Meeting of Shareholders (the “Annual Meeting”) of iMedia Brands, Inc., a Minnesota corporation (the “Company”), to be held at our offices located at 6690 Shady Oak Road (Human Resources Entrance), Eden Prairie, Minnesota, on      , 2022 at 10:00 a.m. CT.

This year we are again taking advantage of a Securities and Exchange Commission rule allowing us to furnish our proxy materials over the Internet. You will receive a Notice Regarding Availability of Proxy Materials that will tell you how you can access our proxy materials which describe the matters to come before the meeting. It also will tell you how to request a paper or e-mail copy of our proxy materials.

Whether or not you plan to attend the Annual Meeting, please take the time to vote. Please vote your shares as instructed in the Notice Regarding Availability of Proxy Materials, or on your proxy card if you requested paper materials, and send your proxy through the Internet, telephone or mail as soon as possible so that your proxy is received prior to the Annual Meeting. This will assure that your shares will be represented at the meeting and voted in accordance with your wishes. Please vote as quickly as possible, even if you plan to attend the Annual Meeting.

Anyone who attends the meeting in person will need to comply with state and local safety guidelines for attending such events. Accordingly, please note that you may be required to wear a self-provided mask and agree to practice social distancing to access the venue and attend the meeting. If you are experiencing any symptoms of COVID-19 or you suspect or believe you have COVID-19 or were exposed to COVID-19 in the two weeks leading up to the meeting, then we ask that you please do not attempt to attend the meeting in person.

Your vote is extremely important regardless of the number of shares you own.

Sincerely,

Timothy A. Peterman

Chief Executive Officer

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iMedia Brands, Inc
6740 Shady Oak Road
Eden Prairie, MN 55344-3433

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON      , 2022

To the Shareholders of iMedia Brands, Inc.:

The Annual Meeting of Shareholders (the “Annual Meeting”) of iMedia Brands, Inc., a Minnesota corporation (the “Company”), will be held at our offices located at 6690 Shady Oak Road (Human Resources Entrance), Eden Prairie, Minnesota on      , 2022 at 10:00 a.m. CT, or at any adjournments or postponements thereof. The Annual Meeting is being held for the purpose of considering and taking action with respect to the following:

1.	to elect eight persons to serve as directors on our Board of Directors until the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified;

2.	to approve, on an advisory basis, the fiscal 2021 compensation of the Company’s named executive officers as disclosed in the accompanying proxy statement;

3.	to re-approve our Shareholder Rights Plan; and

4.	to approve an amendment to our Articles of Incorporation to increase the number of authorized shares of common stock, and to transact such other business as may properly come before the Annual Meeting, or any adjournments or postponements thereof.

Only Company shareholders of record as of the close of business on      , 2022 will be entitled to receive notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

Your vote is extremely important. Even if you own only a few shares, and whether or not you plan to attend the meeting, you are requested to promptly vote either (1) through the Internet at the address listed on the Notice Regarding Availability of Proxy Materials or the proxy card, (2) by calling a toll-free telephone number listed on the proxy card or (3) by marking, signing and dating the proxy card and mailing it in the envelope provided.

Anyone who attends the meeting in person will need to comply with state and local safety guidelines for attending such events. Accordingly, please note that you may be required to wear a self-provided mask and agree to practice social distancing to access the venue and attend the meeting. If you are experiencing any symptoms of COVID-19 or you suspect or believe you have COVID-19 or were exposed to COVID-19 in the two weeks leading up to the meeting, then we ask that you please do not attempt to attend the meeting in person.

By Order of the Board of Directors

Timothy A. Peterman
Chief Executive Officer
, 2022

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice of Annual Meeting of Shareholders, Proxy Statement and Form 10-K are available at      .

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

i

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

iMedia Brands, Inc.

PROXY STATEMENT FOR
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON      , 2022

This proxy statement is being furnished to holders of shares of common stock of iMedia Brands, Inc., a Minnesota corporation (the “Company” or “iMedia”), in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use in connection with our Annual Meeting of Shareholders (the “Annual Meeting”) to be held on      , 2022 at 10:00 a.m. CT, or at any adjournments or postponements thereof, for the purposes set forth herein. The Annual Meeting will be held at our offices located at 6690 Shady Oak Road (Human Resources entrance), Eden Prairie, Minnesota. The mailing of the Notice Regarding Availability of Proxy Materials, and the mailing of this proxy statement to shareholders who requested paper materials, will commence on or about      , 2022.

This proxy statement contains important information to consider when deciding how to vote on the matters set forth in the Notice of Annual Meeting of Shareholders. In this proxy statement, the terms “iMedia,” the “Company,” “we,” “our,” “ours,” and “us” refer to iMedia Brands, Inc. Our principal executive offices are located at 6740 Shady Oak Road, Eden Prairie, Minnesota 55344-3433 and our main telephone number is (952) 943-6000.

Voting Matters and Voting Recommendations

The following proposals are included in this proxy statement and are scheduled to be voted on at the meeting. The Board recommends that you vote your shares as indicated below.

PROPOSAL		BOARD VOTING RECOMMENDATION	RATIONALE FOR SUPPORT	FOR FURTHER DETAILS
1.	Elect the eight directors identified in this proxy statement, each for a term of one year.	“FOR” each nominee	Our nominees are distinguished leaders who bring a mix of skills and qualifications to the Board and can represent the interests of all shareholders.	Page 7
2.	Approve the compensation of our named executive officers on an advisory basis.	“FOR”	Our executive compensation program is designed to attract and retain exceptional leaders and encourage them to behave like owners.	Page 23
3.	Re-Approve the Company’s Shareholder Rights Plan	“FOR”	The Board believes it is in the best interests of the Company and its shareholder to re-approve the Shareholder Rights Plan in order to continue to provide for the protection of certain tax benefits.	Page 26
4.	Approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock	“FOR”	The Board believes that the amendment is necessary to maintain flexibility to issue shares of common stock for future corporate needs.	Page 30

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

The following questions and answers are intended to address some commonly asked questions regarding the matters to be considered at the Annual Meeting, or at any adjournments or postponements thereof. We urge you to read the entire proxy statement carefully because the information in this section does not provide all information that might be important to you. Please refer to the more detailed information contained elsewhere in this proxy statement and the documents referred to in this proxy statement, which you should read carefully.

Q: What is the purpose of the Annual Meeting?

A: The Annual Meeting is being held for the purpose of considering and taking action with respect to the following:

1.	To elect eight persons to serve as directors on the Board until the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified;

2.	To approve, on an advisory basis, the fiscal 2021 compensation of the Company’s named executive officers as disclosed in the proxy statement;

3.	To re-approve our Shareholder Rights Plan; and

4.	Approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock.

We will also transact such other business as may properly come before the Annual Meeting, or any adjournments or postponements thereof.

Q: Who is entitled to vote at the Annual Meeting?

A: Only Company shareholders of record as of the close of business on      , 2022 will be entitled to notice of, and to vote at, the Annual Meeting. Our common stock is our only authorized and issued voting security. Every share is entitled to one vote on each matter that comes before the Annual Meeting. At the close of business on the record date, we had           shares of our common stock outstanding and entitled to vote.

Q: Who is entitled to attend the Annual Meeting?

A: All Company shareholders of record as of the record date, or their duly appointed proxies, may attend the Annual Meeting. Registration will begin at 9:30 a.m. CT. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.

Please also note that if you hold your shares in “street name” (that is, through a broker or other nominee), and you wish to vote your shares at the Annual Meeting, instead of by proxy, you will need to obtain a legal proxy issued to you by your broker or other nominee entitling you to vote at the Annual Meeting.

Q: What constitutes a quorum for the Annual Meeting?

A: The presence at the Annual Meeting, in person or represented by proxy, of the holders of a majority of the outstanding shares of our common stock as of the record date entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. Shares represented by proxies marked “Abstain” or “Withheld” and “broker non-votes” are counted in determining whether a quorum is present for the transaction of business at the Annual Meeting. A “broker non-vote” is a proxy submitted by a broker that does not indicate a vote for some or all of the proposals because the broker does not have discretionary voting authority on certain types of proposals and has not received instructions from its client as to how to vote on a particular proposal.

Q: What are my choices when voting on each proposal?

A: For Proposal No. 1, you may either vote FOR or WITHHOLD authority to vote for each nominee for the Board. You may vote FOR, AGAINST, or ABSTAIN on the other proposals included in this proxy statement.

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Q: What vote is required to approve each proposal?

A: With respect to Proposal No. 1, directors are elected by a plurality of the shares of common stock present in person or by proxy at the Annual Meeting and entitled to vote on the proposal, which means that the eight nominees receiving the most votes will be elected. Shareholders do not have the right to cumulate their votes in the election of directors or with respect to any other proposal or matter.

For Proposal No. 2, the advisory vote to approve our named executive officers’ fiscal 2021 compensation as disclosed in this proxy statement is not binding on us. We will consider our shareholders to have approved Proposal No. 2 if the number of votes cast FOR this proposal exceeds the number of votes cast AGAINST this proposal.

For Proposal No. 3, Proposal No. 4, the affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy at the meeting and entitled to vote on the proposal (provided that the number of shares voted in favor of such proposal constitutes more than 25% of the outstanding shares of our common stock) is required for approval of this proposal.

Q: How will votes to withhold authority, abstentions and “broker non-votes” be treated at the Annual Meeting?

A: Shares of our common stock represented at the Annual Meeting for which proxies have been received but with respect to which shareholders have withheld authority or abstained will be treated as present at the Annual Meeting for purposes of determining whether a quorum exists.

We will not count WITHHOLD authority as either for or against a director nominee, so WITHHOLD authority has no effect on the election of a director. Abstentions will have no effect on the advisory approval of Proposal No. 2. An abstention on Proposal No. 3 and Proposal No. 4 will have the same effect as an AGAINST vote on the proposal.

Under the rules that govern brokers who have record ownership of shares that they hold in “street name” for their clients who are the beneficial owners of the shares, brokers have the discretion to vote such shares on discretionary, or routine, matters but not on non-discretionary, or non-routine, matters. Broker non-votes generally occur when shares held by a broker nominee for a beneficial owner are not voted with respect to a proposal because the broker nominee has not received voting instructions from the beneficial owner and lacks discretionary authority to vote the shares. Brokers normally have discretion to vote on routine matters, but not on non-routine matters such as the election of directors (Proposal No. 1), the advisory vote to approve our fiscal 2021 executive compensation (Proposal No. 2), the re-approval of a shareholder rights plan (Proposal No. 3), and the approval of an amendment to our Articles of Incorporation to increase the number of authorized shares of common stock (Proposal No. 4). Accordingly, we urge you to direct your broker or nominee to vote your shares by following the instructions provided on the voting instruction card that you receive from your broker.

Consistent with our historical practice, if a broker submits a proxy which indicates that the broker does not have discretionary authority as to certain shares to vote on proposals at the Annual Meeting, such “broker non-votes” will be counted for purposes of determining the presence of a quorum at the Annual Meeting, but will not be considered as present in person or by proxy and entitled to vote for purposes of determining the approval or disapproval of any proposal that requires the affirmative vote of the holders of a majority of the number of shares of common stock present in person or by proxy at the Annual Meeting and entitled to vote. Therefore, except to the extent such broker non-votes could cause the affirmative vote total to be 25% or less of the number of our outstanding shares with respect to Proposal No. 3, broker non-votes will have no effect on the outcome of any of the proposals.

Q: What is the Board’s recommendation with regard to each proposal?

A: The Board makes the following recommendation with regard to each proposal:

●	The Board recommends a vote FOR all eight of the director nominees.

●	The Board recommends a vote FOR approval, on an advisory basis, of the fiscal 2021 compensation of the Company’s named executive officers as disclosed in this proxy statement.

●	The Board recommends a vote FOR re-approval of our Shareholder Rights Plan.

●	The Board recommends a vote FOR approval of an amendment to our Articles of Incorporation to increase the number of authorized shares of common stock

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Q: What if I do not specify a vote for a proposal when returning a proxy?

A: Shareholders should specify their vote on each proposal. If no specific instructions are given, proxies that are signed and returned will be voted:

●	FOR the election of all eight of the director nominees;

●	FOR the advisory approval of the fiscal 2021 compensation of the Company’s named executive officers;

●	FOR re-approval of our Shareholder Rights Plan.

●	FOR approval of an amendment to our Articles of Incorporation to increase the number of authorized shares of common stock

Q: How can I vote at the Annual Meeting?

A: You may vote shares by proxy or at the Annual Meeting using one of the following methods:

●	Voting by Internet. You can vote over the Internet using the procedures and instructions described on the Notice Regarding Availability of Proxy Materials or proxy card. If you received a proxy card and vote over the Internet, you need not return your proxy card.

●	Voting by Telephone. You can vote by telephone using the directions on your proxy card by calling the toll-free number printed on the card. If you received a proxy card and vote by telephone, you need not return your proxy card.

●	Voting by Proxy Card. You can vote by completing and returning your signed proxy card. To vote using your proxy card, please mark, date and sign the card and return it by mail in the accompanying postage-paid envelope. You should mail your signed proxy card sufficiently in advance for it to be received by , 2022.

●	Voting in Person. You can vote in person at the Annual Meeting if you are the record owner of the shares to be voted. If you hold your shares in “street name” (that is, through a broker or other nominee) and you wish to vote your shares at the Annual Meeting instead of by proxy, you will need to bring a legal proxy issued to you by your broker or other nominee entitling you to vote in person.

Q: What do I need to do if I plan to attend the Annual Meeting in person?

A: If you plan to attend the Annual Meeting in person, you must provide proof of your ownership of Company shares (such as a brokerage account statement or the voting instruction form provided by your broker) and a form of government-issued personal identification (such as a driver’s license or passport) for admission to the meeting. If you wish to vote at the Annual Meeting you will have to provide evidence that you owned Company shares as of      , 2022, the record date for the Annual Meeting. If you own your shares in the name of a bank or broker, and you wish to be able to vote at the Annual Meeting, you must obtain a proxy, executed in your favor, from the bank or broker, indicating that you owned Company shares as of the record date.

Failure to provide adequate proof that you were a shareholder on the record date may prevent you from being admitted to the Annual Meeting.

Q: Can I vote my shares without attending the Annual Meeting?

A: Yes. Whether you hold shares directly as a shareholder of record or beneficially in street name, you may vote without attending the Annual Meeting. If you are a shareholder of record, you may vote without attending the Annual Meeting only by submitting a proxy by telephone, by Internet or by signing and returning a proxy card. If you hold your shares in street name you may vote by submitting voting instructions to your broker or other nominee, following the directions provided by such broker or other nominee.

Q: How do I access the proxy materials?

A: Under rules of the Securities and Exchange Commission, we are furnishing proxy materials to our shareholders on the Internet, rather than mailing printed copies to these shareholders. We are mailing copies of our proxy materials to shareholders who request printed copies. If you received a Notice Regarding Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials unless you request one as instructed in that notice. Instead, the Notice Regarding Availability of Proxy Materials will instruct you as to how you may access and review the proxy materials on the Internet. If you received a Notice Regarding Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, please follow the instructions included in the Notice Regarding Availability of Proxy Materials.

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Q: Can I change my vote after I return my proxy?

A: Yes. You may revoke any proxy and change your vote at any time before the vote at the Annual Meeting. You may do this by:

●	signing and delivering to our Corporate Secretary a new proxy or a notice stating that your proxy is being revoked prior to the Annual Meeting;

●	calling the toll-free number on your proxy card and following the instructions to vote again, or by accessing the web site printed on your Notice Regarding Availability of Proxy Materials or proxy card and following the instructions to vote again; or

●	attending the Annual Meeting and voting at the Annual Meeting.

Attending the Annual Meeting alone will not revoke your proxy unless you specifically request it.

Q: May the Annual Meeting be adjourned?

A: If a quorum is not present to transact business at the meeting or if we do not receive sufficient votes in favor of the proposals by the date of the meeting, the persons named as proxies may propose one or more adjournments of the meeting. Any adjournment would require the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

Q: Who solicits proxies and who pays the expenses incurred in connection with the solicitation of proxies?

A: We pay for preparing, printing and mailing this Proxy Statement and the Notice of Internet Availability of Proxy Materials. We have engaged The Proxy Advisory Group, LLC to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements that are not expected to exceed $15,000 in total. In addition, certain directors, officers and regular employees may solicit proxies by telephone, the Internet, email or personal interview, and may request brokerage firms and custodians, nominees and other record holders to forward soliciting materials to the beneficial owners of our shares. We will reimburse them for their reasonable out-of-pocket expenses in forwarding these materials.

Q: How may I obtain additional copies of the annual report and/or proxy statement?

A: Our annual report on Form 10-K for our fiscal year ended January 29, 2022 including audited financial statements and the proxy statement for our 2022 Annual Meeting are available online at          . Please follow the instructions on the Notice Regarding the Availability of Proxy Materials to request a paper copy of the materials. For additional printed copies, which are available without charge, please contact our corporate secretary by mail at iMedia Brands, Inc., 6740 Shady Oak Road, Eden Prairie, Minnesota 55344-3433, Attention: Corporate Secretary.

Q: What is the deadline for submitting a shareholder proposal, including director nominations, for inclusion in the proxy statement for our annual meeting to be held in 2023?

A: We must receive shareholder proposals intended to be presented at our annual meeting of shareholders to be held in 2023 that are requested to be included in the proxy statement for that meeting at our principal executive office no later than      , 2023. The inclusion of any shareholder proposals in those proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act, including Rule 14a-8. Written copies of all shareholder proposals should be sent to iMedia Brands, Inc., 6740 Shady Oak Road, Eden Prairie, Minnesota 55344-3433, Attention: Corporate Secretary. Under our By-Laws, we must receive notice of any other shareholder proposal intended to be presented at our 2023 annual meeting of shareholders on or before      , 2023 but not earlier than      , 2023.

Q: What happens if other matters come up at the Annual Meeting?

A: The matters described in this proxy statement are the only matters we know of that will be voted on at the Annual Meeting. If other matters are properly presented at the Annual Meeting, the appointed proxies will vote your shares in accordance with their discretion.

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PROPOSAL NO. 1:
ELECTION OF DIRECTORS

Proposal No. 1 is a proposal to elect eight persons to serve as directors on our Board of Directors. Each director will hold office until the next Annual Meeting of Shareholders and until his or her successor is elected and qualified, or his or her earlier resignation or removal. All of the Board’s director nominees have consented to be named in this proxy statement and to serve as a director, if elected.

Our Corporate Governance and Nominating Committee (the “Governance Committee”) reviewed the composition of the Board and recommended that each person named below be nominated for election as a director. All of the nominees named below were elected to serve as directors at our 2021 Annual Meeting of Shareholders.

Based upon the recommendation of our Corporate Governance and Nominating Committee, the Board unanimously nominated the individuals recommended by the Governance Committee for election as directors. Assuming shareholders elect all the director nominees named in this proxy statement at the Annual Meeting, we will have eight directors. The Board has authority under our By-Laws to fill vacancies and to increase or, upon the occurrence of a vacancy, decrease the Board’s size between annual meetings. Your proxy holder will vote your shares for the Board’s nominees unless you instruct otherwise.

If prior to the Annual Meeting the Board should learn that any of its nominees will be unable to serve for any reason, the proxies that otherwise would have been voted for such nominee will be voted for a substitute nominee as selected by the Board. Alternatively, the proxies, at the Board’s discretion, may be voted for that fewer number of nominees as results from the inability of any nominee to serve. The Board has no reason to believe that any of its nominees will be unable to serve. There are no family relationships between any director, executive officer, or person nominated to become a director.

Directors are elected by a plurality of the shares of common stock present in person or by proxy at the Annual Meeting and entitled to vote. Shareholders do not have the right to cumulate their votes in the election of directors or with respect to any other proposal or matter. Assuming a quorum is present, the eight validly nominated individuals receiving the highest number of votes cast at the Annual Meeting will be elected directors.

Summarized below is certain information concerning the persons who are nominated by the Board for election to the Board. The Board recommends that shareholders vote FOR each of the eight director nominees named below to constitute the Board:

Michael Friedman, 51, has served as a member of our Board since May 2019. He has been an owner and officer of Sterling Time, LLC, which is the exclusive distributor of Invicta Watch Company of America, Inc. (“IWCA”). Sterling Time, LLC has been a distribution of Invicta watches and watch accessories for television home shopping since 2005. Sterling Time, LLC has served as a vendor to the Company for over 20 years. We agreed pursuant to the common stock and warrant purchase agreement described under “Certain Relationships and Related Transactions” below to appoint Mr. Friedman to the Board. Mr. Friedman also serves on the Board of Trustees of Beth Medrash Govoha which is the world’s foremost Rabbinical College. Mr. Friedman brings to the Board both financial and operational expertise.

Landel C. Hobbs, 59, has served as a member of our Board since 2014. He has been the Company’s Chairman of the Board since August 2016 and prior to that time served as Vice Chair since 2015. He is the founder and has been Chief Executive Officer of LCH Enterprises LLC, a consulting and investment firm that operates in the broader technology, telecommunications and media space, since 2010. Mr. Hobbs previously served as Chief Operating Officer of Time Warner Cable (“TWC”) from 2005 until the end of 2010 and was Chief Financial Officer of TWC from 2001 until 2005. He served as Vice President of Financial Analysis and Operations Support for all divisions of AOL Time Warner from 2000 until 2001. Mr. Hobbs also served in various positions, including Senior Vice President, Controller and Chief Accounting Officer, of Turner Broadcasting System, Inc. from 1993 until 2000. Before joining Turner in 1993, he served as Senior Vice President and Audit Director of Banc One Illinois Corporation and as a Senior Manager with KPMG Peat Marwick. He recently retired as the Chairman of the National 4H Council on December 31, 2021. He was previously the Chairman of The Dyslexia Resource Trust, Lead Director of Allconnect, Chair and a Director of CSPAN, a Trustee of Women in Cable Television, and a Broadcasting and Cable Hall of Fame Member. Mr. Hobbs brings to the Board significant cable and broadcast television expertise which is invaluable to the Company and management when assessing and structuring both cable and satellite distribution and other carriage deals. Mr. Hobbs also has an extensive finance and operations background which benefits the Board with analyzing financial transactions, financial reporting as well as accounting oversight.

Jill Krueger, 62, has served as a member of the Board since September 2019. She has served as the president and CEO of Symbria, Inc., located in Warrenville, Illinois, since it was founded in 1995. Symbria is a company that provides integrated ancillary services to nursing and senior living providers that include rehab, pharmacy and well-being services. Prior to joining Symbria, she was a partner at KPMG LLP, an international accounting firm. Ms. Krueger is a Certified Public Accountant and a Certified Management Accountant, and she is experienced in corporate governance, having served as a director of three publicly-traded boards, six privately held for-profit or limited liability company boards, and three nonprofit boards. Ms. Krueger currently serves on the board of publicly traded Sonida Senior Living and is also a member of the compensation committee and serves as the chair of the audit committee. Additionally, she serves as a member of the board of the American Board of Post-Acute and Long-Term Care Medicine & Senior Care Pharmacy Coalition. Ms. Krueger brings to the Board significant financial, accounting and operational experience.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

Eyal Lalo, 47, has served as a member of the Board since September 2019 and as its Vice Chair since May 2019. He has been owner, Chief Executive officer and member of the board of directors of IWCA, a designer and manufacturer of Invicta-branded watches and watch accessories, since 1996. Under Mr. Lalo’s leadership, IWCA has been recognized for its vast amount of design and product innovations targeted to all demographics and age groups, and has developed a strong following from collectors worldwide. For over 20 years Mr. Lalo has worked very closely with the Company to develop fundamental strategies to drive sales growth benefiting IWCA and the Company. Through his service on the Board, his experience may now be applied to all product categories within our portfolio. Mr. Lalo was appointed to the Board in accordance with the terms of the common stock and warrant purchase agreement described under “Certain Relationships and Related Transactions.” Mr. Lalo brings to the Board experience in consumer product design, sales, development and manufacturing, as well as operational expertise.

Lisa A. Letizio, 59, has served as a member of the Board since 2015. She is a senior advisor and principal to LivingHR, Inc., a culture first consulting and search group, since 2014. She served as the Chief Human Resources Officer at HSN, Inc. from 1998 to 2014. In that role, Ms. Letizio oversaw the Human Resources teams for all of HSNi, a retail portfolio that included HSN, a leading interactive multichannel retailer. Prior to joining HSNi, Ms. Letizio was Vice President of Human Resources of The Timberland Company from 1992 to 1998. Ms. Letizio provides the Board with valuable talent acquisition and assessment, leadership development, and compensation experience obtained over her more than 30-year career in the consumer goods and home shopping industries. Her deep experience in these areas provides the Board with strategic and operational leadership and critical insights into human resources and executive compensation issues.

Timothy A. Peterman, 55, rejoined our company as Chief Executive Officer in May 2019 and has served as a member of the board since April 2020. He served as Interim Chief Financial Officer from January 2020 to June 2021. From March 2015 through April 2018, Mr. Peterman served as our Chief Financial Officer, and was promoted to Chief Operating Officer / Chief Financial Officer in June 2017. Prior to March 2015, Mr. Peterman served in various senior roles in leading interactive media companies including IAC/Interactive Corp (Nasdaq: IAC); Sinclair Broadcast Group (Nasdaq: SBGI), and the E.W Scripps Company (Nasdaq: SSP). Mr. Peterman began his career at KPMG in Chicago in 1989, is a CPA (inactive) and holds a BS in accounting from the University of Kentucky.

Darryl C. Porter, 59, has served as a member of the Board since August 2020. He founded and has served as the chief executive officer of Iconic Spectrum since 1996. Iconic Spectrum is a brand licensing company focused on creating compelling media content, distribution partnerships and experiential events to monetize brands. Prior to founding Iconic Spectrum, he was the chief executive officer of Underworld Entertainment, a production company developing and producing feature films, soundtracks and artist albums, from 1993 to 1996. From 1989 to 1993, Mr. Porter served as the senior vice president, business affairs & production, for Tribune Entertainment Company, the syndication and entertainment arm of Tribune Company. Mr. Porter brings to the board significant executive, operational and creative experience, particularly in television and film production and the entertainment and brand licensing industries.

Aaron P. Reitkopf, 55, has served as a member of the Board since July 2019 and has been a Global Board Member of MullenLowe Group Global, an integrated marketing communications network consisting of specialized agencies in communications, media, CRM, public relations and experience-led transformation, since 2018. In addition, since 2010 Mr. Reitkopf has served as the Global Chairman of MullenLowe Profero, a global, experience-led transformation agency and part of MullenLowe Group. He has also served on the board of Amref, the largest healthcare NGO in Africa, since 2017. From 1996 to 2010, Mr. Reitkopf served as Chief Executive Officer and President of KBS+, a marketing communications company. Prior to that Mr. Reitkopf worked in various positions for different advertising agencies. Mr. Reitkopf brings to the Board expertise in marketing and communications across all channels.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Shareholder Communications with the Board of Directors

Persons interested in communicating with the Board are encouraged to contact the Chair of the Board, all outside directors as a group, or an individual director by submitting a letter or letters to the desired recipients in an envelope labeled with “Chair of the Board” or the names of specified directors. This letter should be placed in an envelope and mailed to iMedia Brands, Inc., 6740 Shady Oak Road, Eden Prairie, Minnesota 55344-3433, Attention: Corporate Secretary. The Corporate Secretary will forward the communication to the designated recipient(s) or the Chair of the Board.

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Attendance at Shareholder Meetings

The directors are encouraged, but not required, to attend all meetings of our shareholders. Mr. Peterman, Mr. Hobbs, Ms. Krueger, Mr. Porter, Mr. Friedman, Mr. Reitkopf were the then-serving directors in attendance at our 2021 Annual Meeting of Shareholders.

Board Leadership Structure and Risk Oversight

Landel C. Hobbs is Chair of the Board, and Eyal Lalo is Vice Chair of the Board. The Chair of the Board and the Chief Executive Officer are currently separate offices. The Board believes that having separate positions and having an independent director serve as Chair of the Board is the appropriate leadership structure for us and demonstrates our commitment to good corporate governance. The Board retains the right to exercise its discretion in combining or separating the offices of Chair of the Board and Chief Executive Officer if it believes it is in the best interest of the Company and its shareholders, in light of all circumstances at any particular time.

The Company’s management is responsible for risk management on a day-to-day basis and engages annually in a formal Enterprise Risk Management (“ERM”) process. ERM is a process applied in a strategy setting across the Company and is designed to identify and manage potential events or risks that may affect the Company and to provide reasonable assurance regarding the achievement of Company objectives. The Company develops an assessment of major risks facing the Company and mitigation plans as part of its annual strategic planning process, incorporating any new risk treatment strategies into normal business activities. Input gathered from the Board is analyzed and incorporated into the process.

The Board oversees the risk management activities of management directly and through the committees of the Board by discussing with management the policies and practices utilized by management in assessing and managing risks and by providing input on those policies and practices. In general, the Board oversees risk management activities relating to business strategy, strategic transactions, capital allocation, legal and regulatory risk, and operational risks; the Audit Committee oversees the ERM process and risk management activities related to certain financial risks; the Human Resources and Compensation Committee (the “HR and Compensation Committee”) oversees risk management activities relating to the Company’s compensation policies and practices and organizational risk; and the Governance Committee oversees risk management activities relating to Board composition and function. Each committee reports to the full Board on a regular basis, including reports with respect to the respective committee’s risk oversight activities as appropriate. Certain key risks and related mitigation plans are also reviewed more in depth throughout the year either by the Board or its committees. Management and the Board regularly review and discuss appropriate strategies to monitor and assess the effectiveness of risk treatment for long-term success.

Director Independence

Mses. Krueger and Letizio and Messrs. Hobbs, Porter and Reitkopf, constituting a majority of the Board, have been determined to be independent as that term is used in Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”) and as that term is defined in the rules established by The Nasdaq Stock Market, LLC (the “Nasdaq Rules”).

Board Diversity Matrix (as of May 4, 2022)

The following chart summarizes certain self-identified personal characteristics of our directors in accordance with Nasdaq Rule 5606. Each term used in the table has the meaning given to it in that rule and related instructions.

Total Number of Directors	8
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	6
Part II: Demographic Background
African American or Black		1
Alaskan Native or Native American
Asian
Hispanic or Latinx		1
Native Hawaiian or Pacific Islander
White	2	4
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

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Committees of the Board of Directors

On-going committees established and maintained by the Board include the Audit Committee, the HR and Compensation Committee and the Governance Committee. The following table sets forth the membership of each of our standing committees:

Director	Audit Committee	HR and Compensation Committee	Governance Committee
Michael Friedman	—	—	—
Landel C. Hobbs	Member	—	Chair
Jill Krueger	Chair		Member
Eyal Lalo	—	—	—
Lisa A. Letizio	—	Chair	Member
Timothy A. Peterman	—	—	—
Darryl C. Porter	Member	Member	---
Aaron P. Reitkopf	—	Member	Member

Audit Committee

All members of the Audit Committee are independent as that term is used in Section 10A of the Exchange Act, as that term is defined in the Nasdaq Rules and as that term is defined by Section 301 of the Sarbanes-Oxley Act of 2002. The Board has determined that all members of the Audit Committee comply with Nasdaq’s financial-literacy requirements and that Ms. Krueger and Messrs. Hobbs and Porter each qualifies as an Audit Committee financial expert as defined by the SEC’s regulations.

The Audit Committee is established by the Board for the primary purpose of assisting the Board in overseeing:

●	management’s process for ensuring the integrity of the Company’s financial statements and the Company’s accounting and financial reporting processes and financial statement audits;

●	the Company’s compliance with legal and regulatory requirements;

●	the registered public accounting firm’s (independent auditor’s) qualifications and independence;

●	the performance of the Company’s independent auditor and internal audit function, if applicable; and

●	the Company’s systems of disclosure controls and procedures and internal controls over financial reporting.

The Audit Committee assists the Board in carrying out its oversight responsibilities for our financial reporting process, audit process and internal controls. The role of the Audit Committee is described above and in the Audit Committee charter, which is reviewed annually and can be found on our website at https://investors.imediabrands.com/governance/governance-documents/default.aspx. The Audit Committee charter complies with the standards set forth in SEC and applicable stock exchange regulations.

HR and Compensation Committee

All members of the HR and Compensation Committee are independent directors as that term is defined in the Nasdaq Rules and are non-employee directors as defined by Rule 16b-3 under the Exchange Act. The HR and Compensation Committee charter complies with the standards set forth in SEC and applicable stock exchange regulations.

The responsibilities of the HR and Compensation Committee are set forth in the HR and Compensation Committee charter, which is reviewed annually and can be found on our website at https://investors.imediabrands.com/governance/governance-documents/default.aspx.

Among other duties, the HR and Compensation Committee has the responsibility to:

●	establish executive compensation strategy, including base salary, incentive compensation and any other compensation elements and evaluate the strategy in light of the Company’s non-binding advisory say on pay vote;

●	ensure that all executive officers are compensated in a manner consistent with such strategy, internal considerations, competitive practices and the requirements of regulatory agencies, and that they are not incentivized to take an undue amount of risk;

●	oversee our stock-based incentive plans and approve all grants to executive officers made in connection with those plans;

●	review and approve (i) the components of and total cash compensation for our Chief Executive Officer, and (ii) stock-based grants to our Chief Executive Officer;

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●	review and approve any employment agreements or severance arrangements for the Chief Executive Officer or other members of senior management, including change-in-control provisions, plans or agreements;

●	monitor our employee benefit plans and discharge the duties imposed on the committee by the terms of those plans;

●	oversee succession planning for the Chief Executive Officer and other members of the senior executive team;

●	annually review and recommend to the Board cash and equity compensation for members of the Board and its Committees;

●	review and discuss with Company management the compensation disclosure contained in this proxy statement;

●	annually evaluate the performance of the committee and the adequacy of the committee’s charter, and report the evaluation to the Board; and

●	perform other duties or functions deemed appropriate by the Board.

Compensation decisions for the named executive officers (other than the Chief Executive Officer) and the other corporate officers directly reporting to the Chief Executive Officer are made by the HR and Compensation Committee, upon the recommendation of our Chief Executive Officer. For the Chief Executive Officer, the compensation decisions are made by the HR and Compensation Committee. Under its charter, the HR and Compensation Committee has the authority to engage, review and approve the payment of fees to or terminate advisors and consultants as it deems necessary to assist in the fulfillment of its responsibilities.

The HR and Compensation Committee’s meeting agendas are determined by its Chair, with the assistance of the Human Resources department and the Corporate Secretary. The HR and Compensation Committee reports on its actions regarding executive compensation to the Board.

The HR and Compensation Committee is supported by our human resources and legal departments upon request. In addition, the HR and Compensation Committee engages independent compensation consultants to assist the HR and Compensation Committee in discharging its responsibilities, which include conducting periodic reviews of the Company’s total compensation program for executive officers. Under a policy established by the HR and Compensation Committee, such consultants only perform work for the HR and Compensation Committee, the Board and other committees of the Board, and is not eligible to be retained by or perform work on behalf of our management for other benefits, compensation or recruiting services, or any other purposes. The HR and Compensation Committee engaged Semler Brossy Consulting Group, LLC to serve as its independent compensation consultant in fiscal 2021. In assessing such consultant’s independence, the HR and Compensation Committee considered a number of important factors including: the relationships that the consultant had with the Company, the members of the HR and Compensation Committee and our executive officers, as well as the policies that the consultant had in place to maintain its independence and objectivity. Based on that assessment, the HR and Compensation Committee determined that the work performed by the consultant raised no conflicts of interest.

Governance Committee

All members of the Governance Committee are independent directors as that term is defined the Nasdaq Rules. The Governance Committee advises and makes recommendations to the Board on all matters concerning the selection of candidates as nominees for election as directors, corporate governance and other matters as specified in the Governance Committee’s charter or as directed by the Board. The responsibilities of the Governance Committee are set forth in the Governance Committee charter, which is reviewed regularly in light of SEC and applicable stock exchange regulations and is available on our website at https://investors.imediabrands.com/governance/governance-documents/default.aspx.

Director Qualifications, Board Diversity and Shareholder Nominations for Directors

The Governance Committee charter describes the attributes we seek in considering director candidates. The Governance Committee will consider persons recommended by shareholders in selecting nominees for election to the Board. The Governance Committee recommends qualified individuals who, if added to the Board, will provide the mix of director characteristics and diverse experiences, perspectives and skills appropriate for the Company. We have determined that a majority of our directors should be independent directors. While the Governance Committee does not have a formal diversity policy, diversity is one of the factors set forth in the Governance Committee’s charter in analyzing the qualifications for directors.

In evaluating potential nominees, the Board considers the person’s integrity, judgment, skill, experience with entities in related industries (i.e., consumer retailing, TV home shopping, TV programming, media, fulfillment, direct response marketing, e-commerce, technology, finance, mergers and acquisitions, and corporate law), public company experience, and commitment to devote the time and attention necessary to fulfill his or her responsibilities to the Company. It also considers the diversity of experience, race, ethnicity, gender and age of the nominees to complement and enhance the other members’ experiences and backgrounds.

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Shareholders who wish to suggest qualified candidates should write to: iMedia Brands, Inc., 6740 Shady Oak Road, Eden Prairie, Minnesota 55344-3433, Attention: Corporate Governance and Nominating Committee, c/o Corporate Secretary. All recommendations should state in detail the qualifications of the person for consideration by the Governance Committee and should be accompanied by an indication of the person’s willingness to serve.

Business Ethics Policies

We have adopted a business ethics policy applicable to all of our directors and employees, including our principal executive officer, principal financial officer, principal accounting officer, controller and other employees performing similar functions. A copy of the policy is available on our website at https://investors.imediabrands.com/governance/governance-documents/default.aspx. In addition, we have adopted a code of ethics for our Chief Executive Officer and senior financial management; this policy also is available on our website at https://investors.imediabrands.com/governance/governance-documents/default.aspx.

Attendance and Meetings of the Board of Directors and Its Committees

Our business and affairs are managed by the Board, which held 17 meetings during fiscal 2021. During fiscal 2021, the Audit Committee held 12 meetings; the HR and Compensation Committee held three meetings; and the Governance Committee held five meetings. During fiscal 2021, all of our current directors attended greater than 75% or more of the aggregate number of meetings of the Board and the various committees on which he or she served.

EXECUTIVE COMPENSATION

Executive Summary

Business Overview

We are a leading interactive media company capitalizing on the convergence of entertainment, ecommerce, and advertising. We own a growing, global portfolio of entertainment, consumer brands and media commerce services businesses that cross promote and exchange data with each other to optimize the engagement experiences we create for advertisers and consumers. Our growth strategy revolves around our ability to increase our expertise and scale using interactive video and first-party data to engage customers within multiple business models and multiple sales channels. We believe our growth strategy builds on our core strengths and provides an advantage in these marketplaces. We operate and report three operating segments, which are entertainment, consumer brands and media commerce services. Our operating segments have been updated in fiscal 2021 to align with the segments’ respective product mix, revenue streams, and growth strategy. The corresponding current and prior period segment disclosures have been recast to reflect the current segment presentation.

Entertainment Segment – Our entertainment segment is comprised of our television networks, ShopHQ, ShopBulldogTV, ShopHQHealth, ShopJewelryHQ and 1-2-3.tv, which service homes throughout the United States, Puerto Rico, Germany and Austria.

● ShopHQ (www.shophq.com) is our flagship, nationally distributed shopping entertainment network distributed in approximately 80 million United States and Puerto Rican homes that offers a mix of proprietary, exclusive, and name-brand merchandise in the categories of Jewelry and Watches, Home, Beauty and Health, and Fashion and Accessories, directly to consumers 24 hours a day, 365 days a year using engaging interactive video.

● ShopBulldogTV (www.shopbulldogtv.com), which launched in the fourth quarter of fiscal 2019, is a niche television shopping entertainment network distributed in approximately 14 million United States homes that offers male-oriented products and services to men and to customers shopping for men.

● ShopHQHealth (www.shophqhealth.com), which launched in the third quarter of fiscal 2020, is a nationally distributed niche television shopping entertainment network distributed in approximately 14 million United States homes that offers women and men products and services focused on health and wellness categories such as 5 physical, mental and spiritual health, financial and motivational wellness, weight management and telehealth medical services.

● ShopJewelryHQ (www.shopjewelryHQ.com), which digitally launched in the fourth quarter of fiscal 2021 and will be securing distribution in United States television homes in 2022 is a niche television shopping entertainment network that offers jewelry products and services to men and to women.

● 1-2-3.tv (www.1-2-3.tv), which we acquired in November 2021, is the leading German interactive media company distributed in approximately 40 million German and Austrian homes, disrupting Germany's TV retailing marketplace with its expertise in proprietary live and automated auctions that emotionally engage customers with 1-2-3.tv's balanced merchandising mix of compelling products shipped directly to their homes.

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Each entertainment network offers engaging, interactive video programming distributed primarily in linear television through cable and satellite distribution agreements, agreements with telecommunication companies and arrangements with over-the-air broadcast television stations. This interactive programming is also streamed live online on the respective network’s digital commerce platforms that sell products which appear on our television networks as well as offer an extended assortment of online-only merchandise. These networks’ interactive video is also available on leading social platforms over-the-top (“OTT”) platforms and ConnectedTV platforms (“CTV”) such as Roku, AppleTV, and Samsung connected televisions, and mobile devices, including smartphones and tablets.

Consumer Brands Segment – Our consumer brands segment is comprised of Christopher & Banks (“C&B”), J.W. Hulme Company (“JW”), Cooking with Shaquille O’Neal (“Shaq”), OurGalleria.com and TheCloseout.com, which are primarily ecommerce within the United States.

● Christopher & Banks – Our flagship consumer brand, C&B was founded in 1956 and is a brand that specializes in offering women’s value-priced apparel and accessories that cater to women of all sizes, from petite to missy to plus sizes. Its internally designed, modern and comfortable apparel and accessories provide customers with an exclusive experience. We acquired the rights to the brand through a licensing agreement in partnership with a Hilco Global company in March 2021. C&B’s omni-channel business model includes digital advertising driven online revenue, five brick and mortar retail stores, direct-to-consumer catalogs and a growing wholesaling business driven primarily by C&B’s television programming on our entertainment networks.

● J.W. Hulme Company – JW was founded in 1905 and is an iconic brand offering men and women high quality accessories made by craftswomen and craftsmen all over the world. We acquired the brand in 2019. JW’s omnichannel business model includes two brick and mortar retail stores, direct-to-consumer catalogs, digital advertising driven online revenue and a growing wholesaling business driven primarily by JW’s television programming on our entertainment networks.

● Cooking with Shaquille O’Neal – We offer Shaq kitchen products and watches designed and curated by Shaq via its licensing agreement with Authentic Brands Group. Shaq’s omnichannel business model is driven by Shaq’s television programming on our entertainment networks.

● OurGalleria.com and TheCloseout.com are online marketplaces with business models driven by their television programming on our television networks. OurGalleria.com is a higher-end online marketplace for discounted merchandise, offering an exciting shopping experience with a selection of curated flash sales and events. TheCloseout.com is a lower-end online marketplace for discounted merchandise, offering quality products at deeply discounted prices. We obtained a controlling interest in TheCloseout.com in 2021.

Media Commerce Services Segment – Our media commerce services segment is comprised of iMedia Digital Services (“iMDS”), Float Left (“FL”) and i3PL, which service homes throughout the United States and Canada.

● iMedia Digital Services – Our flagship media commerce service brand is iMDS, which is a digital advertising platform specializing in engaging shopping enthusiasts online and in OTT marketplaces. iMDS’s suite of services includes its Retail Media Exchange (“RME”) and value-added services (“VAS”). RME is an advertising auction platform for advertisers, digital publishers, supply-side-platforms (SSPs) and demand-side platforms (DSPs). VAS is a suite of services centered on offering managed and self-serve end-to-end, white-label digital platforms for domestic multichannel video programming distributors (“MVPDs”), internet service providers (ISPs), digital publishers and ecommerce brands. iMDS’s growth strategy is driven by its ability to differentiate its advertising 6 platform by offering solutions that include our first-party shopping enthusiast data created continually by our entertainment and consumer brand segments. iMDS is primarily comprised of Synacor’s Portal and Advertising business, which we acquired in July 2021.

● Float Left – FL is an OTT Software as a Service (“SaaS”) app platform that offers media and consumer brands the digital tools they need to deliver engaging television experiences to their audiences within the OTT and CTV ecosystems. FL offers custom, natively built solutions for Roku, Fire TV, Apple TV, Web, iOS and Android Mobile, and various smart TVs. Its growth strategy is driven by its ability to integrate iMDS’s advertising operations within its OTT SaaS platform and continue to deliver sophisticated end-to-end OTT apps. We acquired FL in 2019.

● i3PL offers end-to-end, white label, managed services specializing in ecommerce customer experience and fulfillment services through its Bowling Green distribution center. i3PL’s business model is driven primarily by providing these services to vendors, clients and customers within our entertainment and consumer brands segments.

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2021 Performance

Our compensation structure is based on a pay for performance philosophy. The following metrics highlight our performance in fiscal 2021:

●	Net sales of $551.1 million, an increase of 21.4% compared to the same prior-year period

●	Gross profit of $222.6 million, an increase of 33.3% compared to the same prior-year period

●	Gross profit as a percentage of sales was 40.4% for fiscal 2021, a 360-basis point improvement over the same prior-year period

●	Net loss attributable to shareholders was $22.0 million for fiscal 2021, an 8.8 million decline compared to the same prior-year period

●	EPS of ($1.14) per share, a $0.09 per share improvement compared to the same prior-year period

●	Adjusted EBITDA[1] of $41.6 million for fiscal 2021, a $17.7 million improvement compared to the same prior-year period

Prior Year Say-on-Pay Results

The Board values the opinions of our shareholders and carefully reviews and considers the outcome of our Say-on-Pay vote, along with other relevant factors, in evaluating the compensation program for the NEOs. In 2021, more than 99% of the votes cast were in favor of our executive compensation. The HR and Compensation Committee devotes time and resources to understanding shareholder feedback and analyzing the executive compensation programs with the assistance of its independent compensation consultant. In evaluating potential changes, the HR and Compensation Committee also takes into consideration market practices and the Company’s overarching compensation philosophy of attracting and retaining exceptional leaders and enabling them to behave like owners. Our current programs are materially the same as the programs approved at our 2021 Annual Meeting. We believe our programs effectively align with the interests of our shareholders.

Executive Compensation for Fiscal 2021

This discussion is intended to provide an overview of the compensation awarded to, earned by, or paid to our named executive officers for fiscal 2021, including the material elements of the compensation paid to our named executive officers as outlined in the compensation tables included in this proxy statement. Our “named executive officers” or “NEOs” for 2021 are:

Name	Title
Timothy A. Peterman	Chief Executive Officer
Jean-Guillaume Sabatier	Executive Vice President, Chief Commerce Officer
Montgomery Wageman	Senior Vice President, Chief Financial Officer

Compensation Objectives and Philosophy

The primary objective of our executive compensation program is to attract and retain exceptional leaders and encourage them to behave like owners. When setting executive compensation, we apply a consistent approach for all executive officers and intend that the combination of compensation elements closely aligns the executives’ financial interests with those of our shareholders. The program is primarily designed to:

●	Attract, motivate and retain a highly capable and performance-focused executive team;

●	Promote a culture of employee owners whose financial interests are aligned with those of our shareholders;

●	Pay for performance such that total compensation reflects the individual performance of executives and the Company’s absolute and relative performance;

●	Promote a focus on equity value by tying executive compensation to the long-term enhancement of shareholder value;

●	Permit the HR and Compensation Committee to exercise independent judgment and approval authority with respect to establishing executive compensation programs, performance measures, and awards; and

●	Consider the potential stock dilution, cash flow, tax and reported earnings implications of executive compensation, consistent with the other objectives of the program.

1	Adjusted EBITDA is a non-GAAP financial measure. Adjusted EBITDA is defined and reconciled to EBITDA and net income on page 28 of our Annual Report on Form 10-K for fiscal 2021.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

Target total compensation is comprised of an appropriate balance of cash and equity and divided into three core elements: base salary, annual cash incentive compensation, and long-term incentive compensation. In support of our emphasis on significant ownership by executives, the HR and Compensation Committee offers long-term incentive opportunities that encourage stock ownership. Generally, the amount of compensation realizable from prior compensation does not directly impact the level at which future pay opportunities are set. However, when granting equity awards, the HR and Compensation Committee reviews and considers the number of outstanding and previously granted equity awards. In addition to promoting share ownership, our executive compensation objectives and philosophy focus on rewarding performance. This means that shareholder returns along with corporate, operating unit, and individual performance, both short-term and long-term, determine the largest portion of the executives’ pay opportunity.

Role of the HR and Compensation Committee and Executive Compensation Consultant

The HR and Compensation Committee oversees the administration of the executive compensation program and determines the compensation of our executive officers. The HR and Compensation Committee is composed of only non-employee directors, all of whom meet the independence requirements of applicable Nasdaq rules. The HR and Compensation Committee similarly engaged Semler Brossy Consulting Group, LLC to serve as its independent compensation consultant in 2021 and to continue in such a role for fiscal 2022. The consultant’s role is to develop analyses and competitive information and to provide independent advice to the HR and Compensation Committee related to executive compensation programs.

Process for Determining Executive Compensation

The HR and Compensation Committee reviews executive total compensation levels, including equity grants, during the first quarter of each fiscal year. Our CEO’s target total compensation package is set by the HR and Compensation Committee during an executive session, where the CEO is not present, based on the HR and Compensation Committee’s review of the competitive information prepared by the consultant and assessment of the CEO’s individual performance in conjunction with the Company’s financial and operating performance. Target total compensation recommendations for other executive officers are made by the CEO and the head of human resources who work closely with the HR and Compensation Committee, after reviewing the executive’s and the Company’s performance in conjunction with the executive’s responsibilities and experience when compared to the competitive information prepared by the consultant. The HR and Compensation Committee then determines the compensation of these executive officers.

Market Data Review

To gain an understanding of current compensation practices and competitive pay levels, the HR and Compensation Committee perform a “market check,” which reviews each executive officer’s target total compensation in relation to comparably sized companies based on general industry data derived from several published survey sources. For our NEOs, the HR and Compensation Committee also takes into account competitive compensation data for comparable positions from the proxy statements of a selected group of retail, e-commerce, media, and mail order catalog companies. For fiscal 2021, the HR and Compensation Committee Semler Brossy Consulting Group, LLC to assist in reviewing our peer group. The companies in our peer group for fiscal 2021 were substantially the same as for fiscal 2020 and are set forth in the following table.

Fiscal 2021 Peer Group
1-800-FLOWERS.COM, Inc.	The E.W. Scripps Company	Liquidity Services, Inc.
Big 5 Sporting Goods Corporation	J.Jill, Inc.	MSG Networks Inc.[a]
Build-A-Bear Workshop, Inc.	Kaspien Holdings Inc.	Sleep Number Corporation
Cars.com Inc.	Kirkland’s Inc.	Stagwell Inc. (f/k/a MDC Partners Inc.)
The Cato Corporation	Lands’ End, Inc.	Townsquare Media, Inc.

(a)	Acquired in July 2021.

We use this information as a reference point and to gain a better and more current understanding of prevailing compensation practices. Although the practices of other companies represent useful guidelines, the HR and Compensation Committee does not rely solely on the peer group data in making its individual compensation determinations, nor is this data a material factor in any such determination made by the HR and Compensation Committee. Rather, the HR and Compensation Committee takes into account various other factors such as individual performance, an individual’s primary duties and responsibilities, internal equity and affordability in setting individual executive compensation packages.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

Risk Assessment

The HR and Compensation Committee has reviewed the concept of risk as it relates to our compensation programs and does not believe our compensation programs encourage excessive or inappropriate risk. Overall, our internal risk assessment confirmed that our compensation arrangements are low in risk and do not foster undue risk taking because they focus on performance of Company-wide annual goals, including adjusted earnings before interest, taxes depreciation and amortization (“Adjusted EBITDA”), that are aligned with the long-term interests of our shareholders and have strong governance appropriate risk-mitigating control mechanisms (such as incentive caps for the incentive programs and stock ownership guidelines).

Our Executive Compensation Program and Fiscal 2021 Performance

The primary elements of our executive compensation program are designed to be consistent with the compensation objectives described above. These key compensation elements are divided into three main categories which are outlined in the following table. The purpose of each element is provided to demonstrate how each component fits with the overall compensation objectives established by the HR and Compensation Committee, specifically, stock ownership and pay for performance. The “Performance Outcomes” column describes the result of each element.

Elements	Form	Purpose	Performance Measures	Performance Outcomes
Base Compensation	Base salary paid in the form of cash compensation	Provide a fixed element of pay based on individual’s primary duties and responsibilities	Company and individual performance, experience level and contribution on primary duties and responsibilities	Certain NEOs received base pay increases for fiscal 2021

Annual Incentive Plan	Performance based cash compensation	Designed to reward achievement of specified annual corporate goals	Results measured against Adjusted EBITDA, and individual performance	NEOs received payouts based on actual results, as described under the caption “Annual Incentive Plan” below

Long-Term Incentive Plan	Stock Options, Restricted Stock Units and Performance Share Units	Designed to encourage and reward shareholder value creation and to attract and retain talent	Individual’s level of responsibility and the Company’s performance	NEOs received long-term incentive awards as described under the caption “Long-Term Incentive Plan” below

Base Compensation

The Summary Compensation Table sets forth the actual base salary earned by each of our NEOs during fiscal 2021. The level of base salary takes into account job responsibilities, Company and individual performance, experience level and market competitiveness. Base salaries are generally reviewed annually in March, with any changes becoming effective in May. Annual adjustments are based on individual performance, performance of the area of responsibility, the Company’s performance, competitiveness versus the external market and budget availability for internal merit increases. No annual merit increases were made to the base salaries of our NEOs for fiscal 2021.

Annual Incentive Plan

An annual incentive opportunity is provided to encourage and reward the NEOs for making decisions that improve performance as measured by annual performance measures selected by the HR and Compensation Committee. The annual incentive plan is designed to produce sustained shareholder value by establishing a direct link between these performance measures and the incentive compensation. The annual incentive opportunity is established each year as a percentage of an executive’s annual base salary and is targeted at the estimated median of our competitive market with the opportunity to earn more for above-target performance or less for below target performance. The HR and Compensation Committee administers the annual incentive plan in which the NEOs participate.

An annual incentive award is designed to reward achievement of annual financial and individual performance goals in the form of cash bonuses. The Company’s and the NEO’s performance determine the amount, if any, of awards earned. Targets are established annually for the Company as a whole and are based on our prior and anticipated future performance. For a given year, a payout at 100% of target annual incentive compensation is achieved when Company performance achieves the stated goals. The plan is designed to motivate continuous improvement in order to achieve payouts at or above target over time. Actual incentive payments could range from 50 to 200 percent of the targeted incentive opportunity based on corporate performance and individual performance goals. Performance below a threshold goal level results in no payout under the plan.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

For fiscal 2021, the HR and Compensation Committee determined that the annual performance bonus for our NEOs would be based on the Company achieving a goal with respect to the Company’s Adjusted EBITDA before giving effect to performance bonus payouts to Company employees (the “Pre-Bonus Adjusted EBITDA”). The performance bonus of the NEOs was based entirely on the Company achieving the Pre-Bonus Adjusted EBITDA goal. The HR and Compensation Committee selected the Pre-Bonus Adjusted EBITDA as the financial metric since most executives possess the ability to impact the Pre-Bonus Adjusted EBITDA, and the metric provides a balanced focus on sales and profitability. The target incentive opportunities (expressed as a percentage of base salary) for the NEOs for fiscal 2021 were as follows:

Name	Target Annual Cash Incentive Payment (as Percent of Base Salary)
Timothy A. Peterman	100%
Jean Sabatier	60%
Montgomery Wageman	40%

The HR and Compensation Committee established a target for Pre-Bonus Adjusted EBITDA of $30 million. Actual Pre-Bonus Adjusted EBITDA for fiscal 2021 was $45.6 million, a $15.6 million increase from fiscal 2020. As a result, Mr. Sabatier received a $180,000 payout under the Annual Cash Incentive Plan equal to 60% of his annual base salary. Mr. Wageman received an $80,000 payout under the Annual Cash Incentive Plan equal to 27% of his annual base salary, which included a pro-rata increase from his June 2021 promotion from VP, Corporate Controller to SVP, CFO. In light of his substantial role in the Company’s actual performance far exceeding the target, and in compliance with the Annual Cash Incentive Plan, Mr. Peterman received the maximum payout of $1,800,000, equaling 200% of his target annual cash incentive.

Pre-Bonus Adjusted EBITDA Reconciliation

Pre-Bonus Adjusted EBITDA is a non-GAAP financial Measure. A reconciliation of the comparable GAAP measure, net income (loss), to EBITDA and Adjusted EBITDA appears on page 27 of our Annual Report on Form 10-K for fiscal 2021. The following is a further reconciliation of Pre-Bonus Adjusted EBITDA for fiscal 2021 and 2020, in thousands:

	2021	2020
Adjusted EBITDA(a)	$41,647	$23,913
Bonus adjustment	3,300	2,600
Pre-Bonus Adjusted EBITDA	$44,947	$26,513

(a)	EBITDA as defined for this statistical presentation represents net income (loss) for the respective periods excluding depreciation and amortization expense, interest income (expense) and income taxes. We define Adjusted EBITDA as EBITDA excluding non-operating gains (losses); transaction, settlement and integration costs, net; restructuring costs; non-cash impairment charges and write downs; executive and management transition costs; and non-cash share-based compensation expense.

Long-Term Incentive Program

A key component of an executive officer’s compensation is long-term equity incentive awards, which are critical to focusing our executives on the Company’s long-term growth and creating shareholder value. The long-term equity incentive plan is designed to attract and retain exceptional leaders and enable them to behave like owners. The following is a general description of the vehicles in place during fiscal 2021.

Stock Option. A stock option allows the recipient to buy a certain number of shares of our common stock at a pre-determined “exercise price.” The exercise price is equal to the fair market value on the grant date. Stock options have a ten-year term and vest in three equal annual installments beginning on the first anniversary of the grant date, subject to certain post termination and change of control provisions. Unvested options are generally forfeited upon termination of employment. As a result, options are intended to retain key employees, including the NEOs, and align their interests with shareholders.

Restricted Stock Unit (“RSU”). An RSU is a promise to issue shares of our common stock in the future, provided the recipient remains employed with us through the award’s vesting period. The RSUs vest in three equal annual installments beginning on the first anniversary of the grant date, and unvested RSUs are generally forfeited upon termination of employment. As a result, RSUs are intended to retain key employees, including the NEOs, and align their interests with shareholders.

Performance Share Unit (“PSU”). A PSU is a promise to issue shares of our common stock in the future provided the recipient remains employed with us through the award’s vesting period and certain performance conditions are achieved. Depending on actual performance against established metrics, the number of units that could be earned and become eligible to vest pursuant to such an award can be between 0% and 125% of the target number of shares.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

Grant levels of each component of the long-term incentive program may vary from year to year and by participant, based on a variety of factors. The HR and Compensation Committee determines the award opportunity level for each executive officer based upon the individual’s responsibility level and potential within the Company, competitive practices, the number of shares available for grant, the individual’s and Company’s performance and the market price for our common stock.

The Company uses RSUs and PSUs for the long-term incentive (“LTI”) grant. For fiscal 2021, the award opportunity levels for each NEO and the mix of RSUs and PSUs is set forth below.

Name	Long Term Incentive (% of Salary)	RSUs	PSUs
Timothy A. Peterman	150	50%	50%
Jean Sabatier	85	100%	—
Montgomery Wageman	45	100%	—

The HR and Compensation Committee approved grants of PSUs and RSUs on March 25, 2021, resulting in the issuance of 77,408 RSUs and 77,408 PSUs to Mr. Peterman, 29,243 RSUs to Mr. Sabatier, and 2,294 RSUs to Mr. Wageman, although at the time of approval and distribution, Mr. Wageman had not yet been promoted to his position of Chief Financial Officer and was not considered an NEO. As part of Mr. Wageman’s promotion on June 16, 2021. Mr. Wageman received promotion equity compensation in an amount up to 10,000 shares of common stock, with 50% of the award in RSUs and 50% of the aware in stock option. All of the RSUs were scheduled to vest on each of the first, second and third anniversaries of their respective dates of grant.

The PSUs granted to Mr. Peterman in fiscal 2021 were eligible to vest at the end of a three-year period, if the Company achieves pre-established goals for liquidity over the measurement period from January 31, 2021 to January 29, 2022. The number of units that could be earned and become eligible to vest pursuant to the PSUs was between 0% and 200% of the target number shares. Based on maximum performance in excess of the established goals during the measurement period, the PSUs granted to Mr. Peterman in fiscal 2021 were earned at 200% of target and are eligible to vest and settle into 154,816 shares of common stock on February 3, 2024.

Employment Agreement with Timothy A. Peterman

In May 2019, we entered into an executive employment agreement with Mr. Peterman providing for a two-year initial term, followed by automatic one-year renewals, and providing that Mr. Peterman will: (a) receive an annual base salary of $650,000, (b) be eligible for annual cash discretionary bonuses targeted at 100% of his annual salary (pro-rated for the 2019 fiscal year) with a maximum annual cash discretionary bonus equal to 200% of his annual salary, (c) received 68,000 PSUs, and (d) received a $150,000 relocation payment and temporary housing assistance while he relocates to the Company’s headquarters.

In March 2021, our compensation committee approved an annual base salary increase from $650,000 to $900,000 for Mr. Peterman.

Executives’ Severance Benefit Plan

As further described under “Executives’ Severance Benefit Plan” below, we have established guidelines regarding severance for our NEOs in the event their employment is terminated under specified circumstances.

Clawback Policy

We have implemented an executive compensation recovery, or clawback, policy, which covers all officers, providing for recoupment of certain compensation in the event we are required to restate our financial statements due to material non-compliance, as a result of misconduct of an executive officer or officers, with any financial reporting requirement under the securities laws. The policy complies with the Dodd-Frank Wall Street Reform and Consumer Protection Act.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

Anti-Hedging and Anti-Pledging Policy

We have implemented an anti-hedging and pledging policy covering all directors, officers and employees which prohibits such individuals from:

●	holding any Company securities in a margin account or pledging Company securities as collateral for a loan;

●	engaging in puts or calls or other derivative transactions relating to the Company’s securities;

●	short-selling securities of the Company; and

●	purchasing any financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) that are designed to hedge or offset any decrease in the market value of any equity securities of the Company.

The foregoing restrictions apply to all securities of the Company owned directly or indirectly by such individuals, including securities of the Company owned by family members where the individuals are deemed to beneficially own such securities, and their respective designees.

Stock Ownership Guidelines for Directors and Executive Officers

Consistent with our ownership philosophy, the Board has established stock ownership guidelines for non-management members of the Board and executive officers. Under the guidelines, non-management directors are required to own equity at a level equal to four times the amount of the annual cash retainer (not including any chair or vice-chair retainers) within five years of becoming subject to the guidelines. The guidelines also require that within five years of becoming subject to the guidelines, each executive officer must own equity at a level equal to a specified multiple of his or her annual base salary. The minimum equity ownership levels are four times the annual base salary for our CEO and two times the annual base salary for the other executive officers. Shares counted for purposes of the guidelines are fully-vested outstanding shares as well as a number of shares whose fair market value as of the most recent fiscal year end is equal to the aggregate amount by which the fair market value as of the most recent fiscal year end of the number of shares subject to vested and “in-the-money” stock option, stock appreciation right, RSU, deferred stock unit and similar awards held by the director or executive officer exceeds the aggregate exercise or purchase price for such number of shares. Shares subject to unvested equity awards do not count toward the ownership level under the guidelines. Until the director or executive officer has achieved the applicable ownership level, he or she must retain at least 50% of the “net profit shares” resulting from any stock option exercise or from the exercise, vesting or settlement of any other form of equity-based compensation award. “Net profit shares” refers to that portion of the number of shares subject to the exercise, vesting or settlement of an award that the director or executive officer would receive had he or she authorized us to withhold shares otherwise deliverable in order to satisfy any applicable exercise price or withholding taxes.

As of January 29, 2022, all directors and executive officers who were subject to the ownership guidelines for at least five years complied with the guidelines, and the directors and executive officers who were subject to the ownership guidelines for less than five years had made progress toward achieving their stock ownership requirements.

Accounting and Tax Considerations

When establishing pay elements or associated programs, the HR and Compensation Committee reviews projections of the estimated pro forma expense and tax impact of all material elements of the Company’s executive compensation program. Generally, an accounting expense is accrued over the requisite service period of the particular pay element, which in many cases is equal to the performance period, and the Company realizes a tax deduction upon payment to and/or realization by the executive.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

Summary Compensation Table

The following table provides information for the fiscal years indicated relating to compensation paid or granted to, or accrued by us on behalf of, our NEOs.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards(a) ($)		Option Awards(a)(b) ($)		Nonequity Incentive Plan Compensation(c) ($)	All Other Compensation ($)		Total ($)
Timothy A. Peterman	2021	870,261	—	1,349,996	(d)	—		1,800,000	4350	(e)	4,020,257
Chief Executive Officer	2020	650,000	—	662,457		—		1,300,000	1,125	(e)	2,613,582
Jean Sabatier	2021	300,690	—	254,999	(f)	—		180,000	4350	(e)	735,689
Executive Vice President and Chief Commerce Officer	2020	300,000	—	128,641		—		180,000	865	(e)	609,506
Montgomery Wageman Senior Vice President, Chief Financial Officer	2021	261,860	—	50,704	(g)	30,700	(h)	80,000	—		423,265

(a)	Each amount represents the grant date fair value of stock-based awards granted during the fiscal year computed in accordance with FASB ASC Topic 718.
(b)	The assumptions used to calculate the value of the option awards granted in the appliable fiscal year are set forth in Note 10, Shareholders’ Equity — Stock-Based Compensation, of the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for fiscal 2021. Amounts do not reflect compensation actually realized by the NEO.
(c)	Represents payments under the Company’s Annual Incentive Plan.
(d)	Represents RSUs awarded on March 10, 2021 with a transaction date of March 23, 2021 and PSUs awarded on March 10, 2020 as part of the Company’s long-term compensation program. The grant date fair value of the PSUs is based on the maximum potential number of units eligible to vest based on actual performance during the performance period. The PSUs will vest on January 28, 2023, so long as Mr. Peterman’s service has been continuous through the vest date. Amount shown for 2019 represents the grant date fair value of market-based PSUs granted in fiscal 2019 in conjunction with the appointment of Mr. Peterman as CEO of the Company. The grant date fair value of the PSUs is based on the grant date closing price of the Company’s stock.
(e)	Represents Company’s matching contributions to 401(k) plan.
(f)	Represents 29,243 RSUs awarded on March 25, 2021 and scheduled to vest and settle into shares of common stock on a 1:1 basis as part of the Company’s long-term compensation incentive program.
(g)	Represents 5,000 RSUs awarded on June 16, 2021 and scheduled to vest and settle into shares of common stock on a 1:1 basis in three substantially equal increments on the first, second, and third anniversaries of the date of grant as part of the Company’s long-term compensation incentive program.
(h)	Option awarded on August 26, 2021 to purchase 5,000 shares of common stock scheduled to vest in three substantially equal increments on the first, second, and third anniversaries of the date of grant, granted in connection with Mr. Wageman’s promotion.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

Outstanding Equity Awards at Fiscal 2021 Year-End

The following table presents information regarding the outstanding equity awards held by our NEOs on January 29, 2022.

		Option Awards					Stock Awards
		Number of Securities Underlying Unexercised Options					Shares or Units of Stock That Have Not Vested			Equity Incentive Plan Awards: Unearned Shares, Units or Other Rights That Have Not Vested
Name	Grant Date	Exercisable (#)	Unexercisable		Option Exercise Price ($/Share)	Option Expiration Date	Number		Market Value(a) ($)	Number		Market or Payout Value(a) ($)
Timothy A. Peterman	5/2/19									45,332	(b)	221,673
	4/16/20						47,860	(d)	234,035.40
	4/16/20									181,902	(c)	889,501
	7/13/20						49,152	(d)	240,353.28
	3/25/21						77,408		378,525.12
	3/25/21									77,408		378,525

Jean Sabatier	5/30/19	5,834	2,916	(e)	4.60	5/30/29
	5/30/19						2,916	(e)	14,259.24
	4/16/20						50,764	(d)	248,235.96
	3/25/21						29,243		142,998.27

Montgomery Wageman	3/25/21						2,294		11,217.66
	8/26/21						5,000		24,450
	8/26/21	–	5,000	(f)	6.14	8/26/31

(a)	Market value of unvested or unearned shares is based on the closing price of our common stock on January 28, 2022, the last trading day prior to the completion of our 2021 fiscal year, which was $4.89 per share.
(b)	Remainder of PSU award eligible to vest on the date the Company’s average closing stock price for 20 consecutive trading days equals or exceeds $20.00 per share and the executive has been continuously employed at least one year and the remaining shares on the date the Company’s average closing stock price for 20 consecutive trading days equals or exceeds $40.00 per share and the executive has been continuously employed at least two years. Such vestings may occur any time on or before May 1, 2029 if the executive has been continuously employed through the vesting date.
(c)	Time-vested RSUs scheduled to vest on January 28, 2023. The number of shares earned represents amount determined pursuant to PSU award based on the Company’s achievement of pre-established goals for liquidity over the measurement period from February 2, 2020 to January 30, 2021.
(d)	Scheduled to vest in three equal annual installments beginning on the first anniversary of the date of grant.
(e)	Eligible to vest on May 30, 2022.
(f)	Eligible to vest with respect to 1,666 shares on August 26, 2022, 1,666 shares on August 26, 2023, and 1667 shares on August 26, 2024.

Other Compensation

Retirement Benefits

The Company maintains a qualified 401(k) retirement savings plan covering substantially all employees and the NEOs may voluntarily elect to participate in the plan. Matching contributions are contributed to the plan on a per pay period basis. The Company historically provides a contribution match of $0.50 for every $1.00 contributed by eligible participants up to a maximum of 6% of eligible compensation. We do not provide a defined benefit plan to our NEOs or any of our other executive officers.

Health Benefits and Other Perquisites

We provide several benefit plan options, such as medical insurance, dental insurance, life insurance, short term disability insurance and long-term disability insurance. All full-time team members, including NEOs, are eligible for these benefits plans. These benefits are provided to enable us to attract and retain talent and are comparable to those provided by the companies in our peer group. All benefit plans are reviewed periodically with the HR and Compensation Committee.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

Potential Payments upon Termination or Change-in-Control

Executives’ Severance Benefit Plan

The Company maintains the iMedia Brands, Inc. Executives’ Severance Benefit Plan (“Severance Plan”) to provide certain severance benefits to executive officers and designated employees (“Executives”). Under the terms of the Severance Plan, if an Executive’s employment is terminated by the Company without “Cause” or by the Executive for “Good Reason” and no Change in Control has occurred, the Executive will receive the following:

Executive Level	Cash Severance Amount
Tier I Executive (Chief Executive Officer, Executive Vice Presidents)	An amount equal to 1 ¼ times the Executive’s highest base salary.
Tier II Executive (Senior Vice Presidents)	1 times the Executive’s highest annual rate of base salary during the 12-month period immediately preceding the date that the Executive separates from the Company.

If within a one-year period (the “Benefit Period”) commencing on the date of a Change in Control (as defined in the Severance Plan), an Executive’s employment is terminated by the Company without “Cause” or by the Executive for “Good Reason,” the Executive will be entitled to benefits under the Severance Plan as set forth in the table below. In addition, an Executive who was a participant in the Severance Plan on the date of the Change in Control will be entitled to benefits under the Severance Plan if the Executive’s employment is terminated by the Company during the Benefit Period or the immediately preceding six months.

Executive Level	Cash Severance Amount
Tier I Executive (Chief Executive Officer, Executive Vice Presidents)

The sum of:

● 1 ½ times the Executive’s highest annual rate of base salary during the 12-month period immediately preceding the date that the Executive separates from service; and

● 1 ½ times the target annual incentive bonus determined from such base salary.

Tier II Executive (Senior Vice Presidents)

The sum of:

● 1 ¼ times the Executive’s highest annual rate of base salary during the 12-month period immediately preceding the date that the Executive separates from service, and

● 1 ¼ times the target annual incentive bonus determined from such base salary.

The Executive will also be entitled to reimbursement for a portion of the premium amount for COBRA coverage equal to the amount paid by other similarly situated Executives who have not been terminated and who receive similar group, health, dental and life insurance benefits. The Company shall provide such reimbursement for a period of eighteen months for Tier 1 Executives and fifteen months for Tier II Executives after the Executive’s employment terminates, subject to the Executive’s timely payment of his or her share of the applicable premiums. All severance pay or benefits are conditioned upon the applicable Executive’s execution of an effective release and his or her compliance with applicable covenants under the Severance Plan (including non-solicitation, non-disparagement, confidentiality and non-use covenants).

The Severance Plan defines “Cause” as what the term is expressly defined to mean in a then-effective written agreement between an Executive and the Company or, in the absence of any such then-effective agreement or definition, as (i) a material act of fraud which results in or is intended to result in an Executive’s personal enrichment at the expense of Company, including theft or embezzlement from the Company; (ii) public conduct by an Executive that is materially detrimental to the reputation of the Company; (iii) a material violation by an Executive of any written Company policy, regulation or practice; (iv) the willful or grossly negligent failure to adequately perform the duties of an Executive’s position to the material detriment of the Company; (v) the commission of conduct constituting a felony; (vi) a material breach by an Executive of any of the terms and conditions of an agreement with the Company; or (vii) the Executive continues to materially fail to perform the duties associated with Executive’s employment after being notified of such failure and given a reasonable opportunity to cure such failure.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

“Good Reason” is defined in the Severance Plan as, without an Executive’s written consent, (i) an adverse and material change in the Executive’s status, position or responsibilities as compared to the Executive’s status, position or responsibilities as in effect prior to such change; (ii) a material reduction in the amount of either the Executive’s annual base salary or target annual incentive program opportunity as in effect on the date she or he became a participant in the Severance Plan, or as the same may be increased from time to time during the term of the Executive’s participation in this Severance Plan; (iii) the failure to provide or continue in effect materially similar compensation and benefits, in accordance with the Severance Plans, practices, policies and programs of the Company in effect for the Executive at any time during the 120-day period immediately preceding the Change in Control or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company; (iv) the failure of any successor or assign of the Company to assume and expressly agree to perform the obligations under the Severance Plan; (v) any purported termination of the Executive’s employment which is not effected in accordance with the applicable provisions of the Severance Plan; and (vi) any request by the Company that the Executive participate in an unlawful act.

Additional Potential Payments for Accelerated Equity Awards Upon Change in Control

Under the terms of our 2020 Equity Incentive Plan (the “2020 Plan”), if a change in control (as defined in the 2020 Plan) of the Company that involves a corporate transaction (as defined in the 2020 Plan) occurs, then the consequences will be as described below. If outstanding awards are continued, assumed or replaced by the surviving or successor entity in connection with a corporate transaction, and if within one year after the corporate transaction a participant’s employment or other service is involuntarily terminated without cause, then (i) each of the participant’s outstanding options and SARs will become exercisable in full and remain exercisable for one year, and (ii) each of the participant’s unvested full value awards will fully vest. For these purposes, a performance-based full value award will be considered fully vested if the performance goals are deemed to have been satisfied at the target level of performance and the vested portion of the award at that level of performance is proportionate to the portion of the performance period elapsed prior to the participant’s termination of employment or other service.

If any outstanding award is not continued, assumed or replaced in connection with a change in control involving a corporate transaction, then (i) all outstanding options and SARs will become fully exercisable for a period of time prior to the effective time of the corporate transaction and will then terminate at the effective time of the corporate transaction, and (ii) all full value awards will fully vest immediately prior to the effective time of the corporate transaction. In this scenario, performance-based full value awards will be considered fully vested in the same manner as described above, except that the proportionate vesting amount will be determined with respect to the portion of the performance period that elapsed prior to the corporate transaction. Alternatively, if outstanding awards are not continued, assumed or replaced, the HR and Compensation Committee may elect to cancel such awards in exchange for a payment with respect to each award in an amount equal to the excess, if any, between the fair market value of the shares subject to the award immediately prior to the effective date of such corporate transaction (which may be the fair market value of the consideration to be received in the corporate transaction for the same number of shares) over the aggregate exercise price (if any) for the shares subject to such award (or, if there is no excess, such award may be terminated without payment).

If a change in control of the Company occurs that does not involve a corporate transaction, the HR and Compensation Committee may, in its discretion, provide for one or more of the following with respect to awards under the 2020 Plan: (i) the cancellation of awards in exchange for payment to participants in cash and (ii) making such adjustments to the awards then outstanding as the HR and Compensation Committee deems appropriate to reflect such change in control, which may include the acceleration of vesting in full or in part.

Under the terms of our 2011 Omnibus Incentive Plan, as amended to date (the “2011 Plan”), equity awards will accelerate in full upon a change in control involving a corporate transaction (as defined in the 2011 Plan) if: (1) such awards are not continued, assumed or replaced or (2) such awards are continued, assumed or replaced and the individual’s employment with the Company is terminated without cause within one year of the corporate transaction. For a change in control not involving a corporate transaction, the 2011 Plan provides the HR and Compensation Committee with discretion to accelerate vesting of outstanding equity awards. Pursuant to the terms of the PSU award agreements, in the event of either type of change of control, the number of units that will accelerate will be based on actual performance through the date of the change in control or termination of employment, as applicable. Under our 2004 Omnibus Stock Plan, accelerated vesting of equity awards is mandatory upon a change in control of the Board that is not approved by the then-current Board.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

PROPOSAL NO. 2:
ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Proposal No. 2 is a proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers for fiscal 2021 as disclosed in this proxy statement.

In accordance with Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Section 14A of the Exchange Act, we are providing our shareholders the opportunity to vote on a non-binding, advisory resolution to approve the fiscal 2021 compensation of our NEOs.

Our compensation philosophy is described under the heading “Executive Compensation” earlier in this proxy statement. Shareholders are urged to read the disclosure under that heading, which also discusses how our compensation policies and procedures implement our compensation philosophy, as well as the Summary Compensation Table and other related tables and narrative disclosures which describe the compensation of our NEOs. The HR and Compensation Committee and the Board believe the policies and procedures articulated under that heading are effective in implementing our compensation philosophy and in achieving its goals and that the compensation of our executive officers in fiscal 2021 reflects and supports these compensation policies and procedures.

The compensation of our named executive officers received substantial support and was approved, on an advisory basis, by over 99% of the votes cast “FOR” or “AGAINST” the corresponding proposal at the annual meeting of shareholders held in 2021, reflecting strong support for the compensation decisions made by the HR and Compensation Committee.

Based on the foregoing, shareholders are being asked to vote on the following resolution:

“RESOLVED, that the shareholders of iMedia Brands, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers as described in the Summary Compensation Table, other compensation tables, and related disclosures contained in the section of the proxy statement for the 2022 Annual Meeting of Shareholders captioned “Executive Compensation.”

Although this advisory vote is not binding on the Board, the Board and its HR and Compensation Committee will take into account the results of the vote when structuring our executive compensation programs. We currently intend to hold an annual non-binding advisory vote to approve our named executive officer compensation. Our next advisory vote will occur at our 2023 Annual Meeting of Shareholders.

The Board unanimously recommends that you vote FOR Proposal No. 2 to approve, on an advisory basis, the compensation of our named executive officers for fiscal 2021 as disclosed in this proxy statement.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

DIRECTOR COMPENSATION

We use a combination of cash and stock-based compensation to attract and retain qualified Board members. In setting director compensation, we consider the significant amount of time that directors spend in fulfilling their duties as directors, committee members and chairs. The HR and Compensation Committee is authorized to engage consultants or advisors in connection with its review and analysis of director compensation. In fiscal 2021, as in prior years, the HR and Compensation Committee received proxy and survey data and analyses from its consultant. Based on the results of the competitive analysis, the HR and Compensation Committee did not make any changes to the non-employee director compensation program for fiscal 2021 other than a temporary adjustment to the target equity award as discussed below.

The following table highlights the material elements of our non-employee director compensation program.

Annual Compensation Element(a)	Compensation Value ($)
Cash Retainer	65,000
Chair Supplemental Cash Retainer	130,000
Vice Chair Supplemental Cash Retainer (if applicable)	105,000
Audit Committee Chair Cash Retainer	20,000
HR and Compensation Committee Chair Cash Retainer	15,000
Governance Committee Chair Cash Retainer	12,000
Audit Committee Member Retainer	10,000
Advisory Board Participation (per board)	35,000
Equity Award(b)	65,000

(a)	Cash retainers are payable on a quarterly basis in arrears promptly following the end of each fiscal quarter, and subject to pro rata adjustment if the director did not serve the entire quarter.
(b)	RSU scheduled to vest on or about the date of the next annual meeting. The target equity compensation value was $65,000 for fiscal 2021.

All directors are reimbursed for their reasonable out-of-pocket expenses incurred in connection with their service, including those incurred in attending meetings of the Board and committees. Directors who serve on special committees of the Board which are established from time to time may receive additional compensation as determined by the Board.

The following table shows information concerning compensation provided to each of our non-employee directors for services provided as a director during fiscal 2021.

Non-Employee Board Member	Fees Earned or Paid in Cash ($)	Stock Awards(a)(b) ($)	Total ($)
Michael Friedman	65,000	—	65,000
Landel C. Hobbs	194,495	65,000	265,000
Jill Krueger	85,000	65,000	150,000
Eyal Lalo	105,000	—	105,000
Lisa A. Letizio	80,000	65,000	145,000
Darryl C. Porter	75,000	65,000	140,000
Aaron P. Reitkopf	65,000	65,000	130,000

(a)	Amounts reported represent grant date fair value of 8,145 RSUs granted to each of the directors. The valuation of these awards, in accordance with FASB Topic 718, is based on the closing price of our common stock on July 16, 2021, the date of grant. These RSUs are scheduled to vest in full on the day before our 2021 Annual Meeting. Consistent with contractual arrangements limiting their respective ownership of our securities, Mr. Friedman and Mr. Lalo will receive $32,500 of cash in lieu of the common shares on the day before our 2021 Annual Meeting.
(b)	As of January 29, 2022, our then serving non-employee directors held unvested RSUs and options as follows:

Name	RSUs (#)	Stock Options (#)
Michael Friedman	—	—
Landel C. Hobbs	8,145	3,000
Jill Krueger	8,145	—
Eyal Lalo	—	—
Lisa A. Letizio	8,145	—
Darryl C. Porter	8,145	—
Aaron P. Reitkopf	8,145	—

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

Equity Compensation Plan Information

The following table provides information as of January 29, 2022 for our compensation plans under which securities may be issued:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights(1)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in 1st column)
Equity Compensation Plans Approved by Security Holders	838,610	(2)	$8.64	2,026,603
Equity Compensation Plans Not Approved by Security Holders	178,666	(3)	n/a	—
Total	1,017,276		$8.64	2,026,603

(1)	RSUs and PSUs are excluded when determining the weighted-average exercise price of options.

(2)	Includes outstanding options, RSUs and PSUs.

(3)	Includes 133,333 RSUs granted in connection with a commercial agreement with ABG-Shaq-LLC (Had three tranches of 133,333) and 45,332 PSUs granted to Timothy A. Peterman as an inducement grant in connection with his appointment as Chief Executive Officer.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

PROPOSAL NO. 3:
REAPPROVAL OF SHAREHOLDER RIGHTS PLAN

Proposal No. 3 is a proposal to re-approve our Shareholder Rights Plan (“Rights Plan”) that was originally approved by the Board on July 10, 2015 and approved by our shareholders on June 22, 2016 and again on July 12, 2019. The Board approved and adopted the Rights Plan to help preserve the value of certain deferred tax benefits, including those generated by net operating losses (collectively, the “Tax Benefits”). Our ability to use these Tax Benefits would be substantially limited if we were to experience an “ownership change” as defined under Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”). In general, an ownership change would occur if there is a greater than 50% change in ownership of securities by shareholders owning (or deemed to own under Section 382 of the Code) 5% or more of a corporation’s securities over a rolling three-year period. The Rights Plan reduces the likelihood that changes in our investor base have the unintended effect of limiting our use of the Tax Benefits. The Board believes it is in the best interest of the Company and our shareholders that we provide for the protection of the Tax Benefits by continuing the Rights Plan.

The Rights Plan is intended to act as a deterrent to any person acquiring shares of our securities equal to or exceeding 4.99% of our common stock without the approval of the Board. This would protect the Tax Benefits because changes in ownership by a person owning less than 4.99% of our common stock generally are not included in the calculation of “ownership change” for purposes of Section 382 of the Code. We will consider requests to exempt certain acquisitions of our securities from the Rights Plan if we determine that doing so would not limit or impair the availability of the Tax Benefits or is otherwise in the best interests of the Company.

The Rights Plan will expire as of July 12, 2022 if our shareholders do not re-approve the Rights Plan at the Annual Meeting. Therefore, shareholders are being asked to re-approve the Rights Plan. If our shareholders re-approve the Rights Plan, the Rights Plan will expire on the close of business on the date of the third annual meeting of shareholders following this 2022 Annual Meeting, unless the Rights Plan is re-approved by shareholders at that third annual meeting of shareholders.

Description of Shareholder Rights Plan

The following is a summary of the terms of the Rights Plan. The summary does not purport to be complete and is qualified in its entirety by reference to the Rights Plan, a copy of which is attached as Appendix A to this proxy statement.

Distribution and Transfer of Rights; Rights Certificates

The Board has declared a dividend of one purchase right (a “Right”) for each outstanding share of common stock to the shareholders of record as of July 23, 2015 (the “Record Date”). Prior to the earlier of the Distribution Date, the Expiration Date or the Final Expiration Date, as such terms are defined below:

●	the Rights will be evidenced by and trade with the certificates for our common stock (“common stock certificates”) (or, with respect to any uncertificated common stock registered in book entry form, by notation in book entry), and no separate rights certificates will be distributed;

●	common stock certificates issued after the Record Date will contain a legend incorporating the Rights Plan by reference (for uncertificated common stock registered in book entry form, this legend will be contained in a notation in book entry); and

●	the surrender for transfer of any common stock certificates (or the surrender for transfer of any uncertificated common stock registered in book entry form) will also constitute the transfer of the Rights associated with such common stock.

Rights accompany shares of common stock that have been or are issued after the Record Date.

Distribution Date

Subject to certain exceptions specified in the Rights Plan, the Rights will separate from the common stock and become exercisable following (i) the tenth calendar day after the day on which a public announcement or filing that a person or group of affiliated or associated persons has become an “Acquiring Person,” which is defined as a person who, at any time after the announcement of the adoption of the Rights Plan, has acquired, or obtained the right to acquire, beneficial ownership of 4.99% or more of our common stock then outstanding, subject to certain exceptions, or (ii) the tenth calendar day (or such later date as may be determined by the Board) after the commencement of a tender or exchange offer, the consummation of which would result in a person becoming an Acquiring Person.

The date on which the Rights separate from the common stock and become exercisable is referred to as the “Distribution Date.”

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

After the Distribution Date, the Rights Agent will, if requested to do so by the Company, mail separate certificates evidencing the Rights (“Rights Certificates”) to our shareholders as of the close of business on the Distribution Date and the Rights will become transferable apart from the common shares. Thereafter, such Rights Certificates alone will represent the Rights.

Preferred Stock Purchasable Upon Exercise of Rights

After the Distribution Date, each Right will entitle the holder to purchase, for $90.00 after adjusting for the Company’s 10:1 reverse stock split effected in 2019 (the “Purchase Price”), one one-thousandth of a share of our Series A Junior Participating Cumulative Preferred Stock, $0.01 par value (“Preferred Stock”) having economic and other terms similar to that of one share of common stock. This portion of Preferred Stock is intended to give the shareholder approximately the same dividend, voting and liquidation rights as would one share of common stock, and should approximate the value of one share of common stock.

Not Deemed an Acquiring Person

Each of the following persons will not be deemed to be an Acquiring Person, even if they have acquired, or obtained the right to acquire, beneficial ownership of 4.99% or more of the common stock then outstanding: (i) the Company; (ii) any subsidiary of the Company; (iii), any employee benefit plan or employee stock plan of the Company or any subsidiary of the Company and any person holding shares of common stock for or pursuant to the terms of any such plan; (iv) any “direct public group” within the meaning of Treasury Regulations Section 1.382-2T(j)(2)(ii), (v) any person who the Board determines prior to the time the person would otherwise be an Acquiring Person, should be exempted from being an Acquiring Person; (vi) any person who would otherwise be an Acquiring Person upon the first public announcement by the Company of the adoption of the Rights Plan, unless and until such person, or any affiliate of such person, acquires beneficial ownership of any additional shares of common stock after the first public announcement by the Company of the adoption of the Rights Plan; (vii) any person who as the result of an acquisition of shares of our common stock which, by reducing the number of shares of common stock outstanding, increases the proportionate number of shares of common stock beneficially owned by the person to 4.99% or more of the shares of common stock then outstanding; (viii) any person who inadvertently becomes an Acquiring Person, so long as the person promptly enters into, and delivers to the Company, an irrevocable commitment to promptly divest, and thereafter promptly divests beneficial ownership of sufficient shares of common stock so that the person ceases to be an Acquiring Person. In addition, no person shall be an Acquiring Person if the Board shall have affirmatively determined in light of the intent and purposes of the Rights Plan or other circumstances facing the Company, that such person should not be deemed an Acquiring Person.

Redemption of the Rights

At any time until close of business on the tenth calendar day after the day a public announcement or a filing is made indicating that a person has become an Acquiring Person, or thereafter under certain circumstances, we may redeem the Rights in whole, but not in part, at a price of $0.001 per Right.

Exchange Provision

In the event any Person becomes an Acquiring Person, then each holder of record of a Right, other than the Acquiring Person, will thereafter have the right to receive, upon payment of the Purchase Price, that number of shares of Common Stock having a value at the time the person becomes an Acquiring Person equal to twice the Purchase Price. In addition, at any time after a person becomes an Acquiring Person, the Board may exchange all or part of the outstanding Rights (other than those held by an Acquiring Person) for shares of common stock at an exchange rate of one share of common stock (and, in certain circumstances, a Unit) for each Right. We will promptly give public notice of any exchange (although failure to give notice will not affect the validity of the exchange).

Expiration of the Rights

The Rights will expire upon the earliest of (i) the date on which all of the Rights are redeemed, (ii) the date on which the Rights are exchanged, (iii) the consummation of a reorganization transaction entered into by the Company resulting in the imposition of stock transfer restrictions that the Board determines will provide protection for our Tax Benefits similar to that provided by the Rights Plan, (iv) the close of business on the effective date of the repeal of Section 382, or any other change, if the Board determines that the Rights Plan is no longer necessary or desirable for the preservation of our Tax Benefits, (v) the date on which the Board determines that our Tax Benefits have been applied within the meaning of Section 382 and that the Rights Plan is no longer necessary to preserve those Tax Benefits, (vi) the beginning of our taxable year to which the Board determines that none of our Tax Benefits may be carried forward, (vii) the close of business on the date of the third annual meeting of shareholders following the last annual meeting of our shareholders at which the Rights Plan was most recently approved by shareholders, unless the Rights Plan is re-approved by shareholders at that third annual meeting of shareholders, and (ix) the close of business on the tenth anniversary of the date of the Rights Plan (the “Final Expiration Date”).

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

Amendment of Terms of Plan and Rights

Until the close of business on the tenth calendar day after the day a public announcement or a filing is made indicating that a person has become an Acquiring Person, we may amend the Rights in any manner. We may also amend the Rights Plan after the close of business on the tenth calendar day after the day a public announcement or filing is made indicating that a person has become an Acquiring Person, to cure ambiguities, to correct defective or inconsistent provisions, to shorten or lengthen time periods under the Rights Plan or in any other manner that does not adversely affect the interests of holders of the Rights. Notwithstanding the foregoing, no amendment of the Rights Plan may extend its expiration date.

Voting Rights; Other Shareholder Rights

The Rights will not have any voting rights. Until a Right is exercised, the holder thereof, as such, will have no separate rights as our shareholder.

Anti-Dilution Provisions

The Purchase Price and the number and kind of securities or property issuable upon exercise of the Rights, are subject to adjustment from time to time to prevent dilution in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock. The Purchase Price is also subject to adjustment from time to time in the event of a common stock dividend on, or a subdivision or combination of, the shares of common stock.

Taxes

The distribution of Rights should not be taxable for federal income tax purposes. However, following an event that renders the Rights exercisable or upon redemption of the Rights, shareholders, depending on then-existing circumstances, may recognize taxable income.

Certain Considerations Relating to the Shareholder Rights Plan

The Board believes that attempting to protect the Tax Benefits described above is in our and the shareholders’ best interests. Nonetheless, we cannot eliminate the possibility that an “ownership change” will occur even if the Rights Plan is re-approved. You should consider the factors below when making your decision.

Future Use and Amount of the Tax Benefits is Uncertain. Our use of the Tax Benefits depends on our ability to generate taxable income in the future. We cannot assure you whether we will have taxable income in any applicable period or, if we do, whether such income or the Tax Benefits at such time will exceed any potential Section 382 limitation.

Potential Challenge to the Tax Benefits. The amount of the Tax Benefits has not been audited or otherwise validated by the Internal Revenue Service (the “IRS”). The IRS could challenge the amount of the Tax Benefits, which could result in an increase in our liability in the future for income taxes. In addition, determining whether an “ownership change” has occurred is subject to uncertainty, both because of the complexity and ambiguity of the Section 382 provisions and because of limitations on the knowledge that any publicly traded company can have about the ownership of, and transactions in, its securities on a timely basis. Therefore, we cannot assure you that the IRS or other taxing authority will not claim that we experienced an “ownership change” and attempt to reduce the benefit of the Tax Benefits even if the Rights Plan is in place.

Continued Risk of Ownership Change. Although the Rights Plan is intended to diminish the likelihood of an “ownership change,” we cannot assure you that it will be effective. The amount by which an ownership interest may change in the future could, for example, be affected by purchases and sales of shares by shareholders having beneficial ownership of 5% or more of the outstanding shares of our common stock, over which we have no control, and new issuances of shares by us, should we choose to do so.

Potential Effects on Liquidity. The Rights Plan is intended to deter persons or groups of persons from acquiring beneficial ownership of our common stock in excess of the specified limitations. A shareholder’s ability to dispose of our common stock or warrants may be limited if the Rights Plan reduces the number of persons willing to acquire beneficial ownership of our common stock or the amount they are willing to acquire. A shareholder may become an Acquiring Person upon actions taken by persons related to, or affiliated with, them. Shareholders are advised to carefully monitor their beneficial ownership of our common stock and consult their own legal advisors and/or us to determine whether their beneficial ownership of the shares approaches the proscribed level.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

Potential Impact on Value. The Rights Plan could negatively impact the value of our common stock by deterring persons or groups of persons from acquiring beneficial ownership of our common stock, including in acquisitions for which some shareholders might receive a premium above market value.

Anti-Takeover Effect. The Board adopted the Rights Plan to diminish the risk that our ability to use the Tax Benefits to reduce potential federal income tax obligations becomes limited. Nonetheless, the Rights Plan may have an “anti-takeover effect” because it may deter a person or group of persons from acquiring beneficial ownership of 4.99% or more of our common stock or, in the case of a person or group of persons that already own 4.99% or more of the outstanding shares of our common stock, from acquiring any additional shares of our common stock. The Rights Plan could discourage or prevent a merger, tender offer, proxy contest or accumulations of substantial blocks of shares.

Effect of Proposal

If shareholder approval is not obtained, the Rights Plan will expire on the date of the Annual Meeting.

The Board unanimously recommends that you vote FOR Proposal No. 3 to re-approve our shareholder rights plan.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

PROPOSAL NO. 4:

AMENDMENT TO AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK

On May 6, 2022, the Board adopted, subject to shareholder approval, an amendment to Article 3, Section A, of our Fourth Amended and Restated Articles of Incorporation (the “Amendment”) to increase the number of authorized shares of common stock by 100% to a total of 40,000,000 shares. The following discussion is qualified by the text of the Amendment, which is set forth in Appendix B attached to this proxy statement. The Board believes that the Amendment is necessary to maintain flexibility to issue shares of common stock for future corporate needs.

The additional authorized shares of common stock to be authorized by the Amendment would have rights identical to our current issued and outstanding shares of common stock. Issuance of the additional shares of common stock would not affect the rights of the holders of our issued and outstanding shares of common stock, except for effects incidental to any increase in the number of shares of common stock issued and outstanding, such as dilution of earnings per share and voting rights.

If the Amendment is approved by shareholders at the Annual Meeting, then it will become effective upon filing of a Certificate of Amendment with the Minnesota Secretary of State, which filing is expected to occur promptly following the Annual Meeting.

Capitalization

Our existing Fourth Amended and Restated Articles of Incorporation authorize the issuance of up to 10,000,000 shares of capital stock and 20,000,000 shares of common stock. As of May 5, 2022, we had 29,600,000 shares authorized for issuance as common stock, including 9,600,000 shares of capital stock currently designated by the Board as common stock, and 400,000 shares authorized for issuance as preferred stock. As of the same date, we had no preferred stock issued and outstanding and estimate that the following shares of common stock were issued or reserved for future issuance:

•	21,730,523 issued and outstanding;

•	176,200 reserved for issuance upon exercise of outstanding stock options;

•	1,329,188 reserved for issuance upon exercise of outstanding warrants;

•	764,006 reserved for issuance for RSUs;

•	401,432 reserved for issuance for PSUs;

•	Up to 2,407,301 available for future grants under our 2020 Equity Incentive Plan; and

•	Up to 4,200,000 reserved for share issuances in subsequent closings pursuant to the Securities Purchase Agreement, dated as of April 18, 2022, with Growth Capital Partners, LLC (the “SPA”).

Accordingly, as of May 5, 2022, no shares of common stock remained unreserved and available for future issuance. In consideration of the foregoing, the Board approved the Amendment in substantially the form set forth in Appendix B and has recommended that our shareholders do the same.

Reasons for the Amendment

We believe that the additional shares of authorized common stock are necessary to provide us with appropriate flexibility to utilize equity for business and financial purposes that the Board determines to be in the Company’s best interests on a timely basis without the expense and delay of a shareholders’ meeting. The Board believes that the remaining authorized common stock is not likely to be sufficient to permit us to respond to potential business opportunities or to pursue important objectives designed to enhance shareholder value.

Possible Effects of the Amendment

The increase in authorized shares of our common stock will not have any immediate effect on the rights of existing shareholders. Because the holders of our common stock do not have any preemptive rights, future issuance of shares of common stock or securities exercisable for or convertible into shares of common stock could have a dilutive effect on our earnings per share, book value per share, voting rights of shareholders and could have a negative effect on the price of our common stock.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

We are not proposing the increase in the number of authorized shares of common stock with the intent of using the additional shares to prevent or discourage any actual or threatened takeover of the Company. Under certain circumstances, however, the additional authorized shares could be used in a manner that has anti-takeover effect. For example, the additional shares could be used to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company or could be issued to persons allied with the Board or management and thereby have the effect of making it more difficult to remove directors or members of management by diluting the stock ownership or voting rights of persons seeking to effect such a removal. Accordingly, if the Amendment is approved by shareholders, the additional shares of authorized common stock may render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by a holder or group of holders of a large block of common stock, or the replacement or removal of one or more directors or members of management. The following other provisions of our Articles of Incorporation and Bylaws, in combination with the additional authorized shares may also have an anti-takeover effect of preventing or discouraging a change in control of the Company: (i) ability of the Board to designate the terms of and issue shares of preferred stock without further shareholder approval; (ii) limitations on who may call a special meeting of shareholders; and (iii) the absence of cumulative voting rights in the election of directors.

The Board unanimously recommends that you vote FOR Proposal No. 4 to approve an amendment to our Articles of Incorporation to increase the number of authorized shares of common stock.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Relationships and Transactions

The following is a summary of transactions involving amounts in excess of $120,000 and occurring or planned to occur on or after February 2, 2020 to which our Company has been a party and in which any of our directors, executive officers, or beneficial owners of more than 10% of our capital stock had or will have a direct or indirect material interest, other than compensation arrangements that are described elsewhere in this proxy statement.

Relationship with Sterling Time, Invicta Watch Company of America, and Retailing Enterprises

On June 9, 2021, the Company entered into a Confidential Vendor Exclusivity Agreement (the “Famjams Agreement”) with Famjams Trading LLC (“Famjams”), one of the Company's ten largest vendors, pursuant to which Famjams granted the Company the exclusive right to market, promote and sell products using the Medic Therapeutics and Safety Vital brand names and any substantially similar or directly competitive goods or services through the Company’s television networks, website and mobile applications, platforms on social media and mobile host sites and brick and mortar retailing locations in North and South America, Europe and Asia during the five-year exclusivity period, unless earlier terminated pursuant to the terms of the Famjams Agreement. Until the expiration of the exclusivity period, such license is exclusive to the Company retailing channels. During the final year of the term of the Famjams Agreement, the parties are required to negotiate in good faith the terms of a five-year extension.

Pursuant to the Famjams Agreement, the Company agreed to issue to Famjams $1,500,000 of RSUs, priced at the closing bid price of the Company’s common stock on the Nasdaq Capital Market on the trading date immediately preceding the date of the Famjams Agreement – a total of 147,347 RSUs. One-fifth of the RSUs will vest annually, beginning on June 9, 2021 and ending on June 9, 2025. Famjams also agreed to provide the Company with a revolving line of credit in the amount of $2,000,000 during the term of the Famjams Agreement. The $1,500,000 aggregate market value on the date of the award is being amortized as cost of sales over the five-year commercial term.

The Company also agreed, pursuant to the Famjams Agreement, to deliver a cash deposit of $6,000,000 to Famjams to be used as working capital by Famjams. This deposit will bear interest in the amount of 5% per annum and will become due and payable in full at the end of the term of the Famjams Agreement, or if the Famjams Agreement is extended for a five-year period, at the end of such renewal period. In the event of a default, the Company agreed that the intellectual property and trademarks associated with the Famjams products subject to the Famjams Agreement pledged as collateral fully satisfies any due and owing working capital amount owed by Famjams to the Company. Famjams is an affiliate of Michael Friedman, a director of the Company.

Additionally on June 9, 2021, iMedia Brands, Inc. entered into a Confidential Vendor Exclusivity Agreement (the “IWCA Agreement”) with Invicta Watch Company of America, Inc. (“IWCA”), one of the Company's ten largest vendors, pursuant to which IWCA granted the Company the exclusive right to market, promote and sell watches and watch accessories using the Invicta brand names and any substantially similar or directly competitive goods or services through the Company’s live or taped direct response video retail programming in North and South America during the five-year exclusivity period of the IWCA Agreement, unless earlier terminated pursuant to the terms of the IWCA Agreement. During the final year of the term of the IWCA Agreement, the parties are required to negotiate in good faith the terms of a five-year extension. This new agreement permits the Company to extend its exclusive relationship with one of its largest vendors, providing critical long-term stability to the Company's key vendor ranks.

Pursuant to the IWCA Agreement, the Company agreed to issue to IWCA $4,500,000 of RSUs, priced at the closing bid price of the Company’s common stock on the Nasdaq Capital Market on the trading date immediately preceding the date of the IWCA Agreement – a total of 442,043 RSUs. One-fifth of the RSUs will vest annually, beginning on June 9, 2021 and ending on June 9, 2025. IWCA also agreed to provide the Company with a revolving line of credit in the amount of $3,000,000 during the first, second and third quarters of each of the Company’s fiscal years during the term of the IWCA Agreement and $4,000,000 during the fourth quarter of each of the Company’s fiscal years during the term of the IWCA Agreement. IWCA is an affiliate of Eyal Lalo, the Company's Vice Chair.

On August 28, 2020, Invicta Media Investments, LLC purchased 256,000 shares of the Company's common stock pursuant to the Company's public equity offering.

On April 14, 2020, the Company entered into a common stock and warrant purchase agreement with certain individuals and entities, pursuant to which the Company sold shares of the Company's common stock and issued warrants to purchase shares of the Company's common stock in a private placement. Details of the common stock and warrant purchase agreement are described in Note 10 – “Shareholders' Equity.” The purchasers consisted of the following: Invicta Media Investments, LLC, Michael and Leah Friedman and Hacienda Jackson LLC. Invicta Media Investments, LLC purchased 734,394 shares of the Company's common stock and a warrant to purchase 367,196 shares of the Company's common stock for an aggregate purchase price of $1,500,000. Michael and Leah Friedman purchased 727,022 shares of the Company's common stock and a warrant to purchase 367,196 shares of the Company's common stock for an aggregate purchase price of $1,500,000. Pursuant to the agreement, Sterling Time has standard payment terms with 90-day aging from receipt date for all purchase orders. If the Company's accounts payable balance to Sterling Time exceeds (a) $3,000,000 in any given week during the Company's first three fiscal quarters through May 31, 2022 or (b) $4,000,000 in any given week during the Company's fourth fiscal quarters of fiscal 2020 and fiscal 2021, the Company will pay the accounts payable balance owed to Sterling Time that is above these stated amounts. Following May 31, 2022, the Company's payment terms revert back to standard 90-day aging terms as previously described.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

On May 2, 2019, in accordance with the Purchase Agreement described in Note 10 – “Shareholders’ Equity,” the Company’s Board of directors elected Michael Friedman and Eyal Lalo to the board and appointed Mr. Lalo as the vice chair of the board. Mr. Lalo reestablished Invicta, the flagship brand of the Invicta Watch Group and one of the Company’s largest brands, in 1994, and has served as its chief executive officer since its inception. Mr. Friedman has served as chief executive officer of Sterling Time, which is the exclusive distributor of IWCA’s watches and watch accessories for television home shopping and the Company’s long-time vendor, since 2005. Sterling Time has served as a vendor to the Company for over 20 years. For their service as non-employee members of the board of directors, Messrs. Friedman and Lalo receive compensation under the Company's non-employee director compensation policy.

Mr. Lalo is the owner of IWCA, which is the sole owner of Invicta Media Investments, LLC. Mr. Friedman is an owner of Sterling Time. Pursuant to the Purchase Agreement the following companies invested as a group, including: Invicta Media Investments, LLC purchased 400,000 shares of the Company’s common stock and a warrant to purchase 252,656 shares of the Company’s common stock for an aggregate purchase price of $3,000,000, Michael and Leah Friedman purchased 180,000 shares of the Company’s common stock and a warrant to purchase 84,218 shares of the Company’s common stock for an aggregate purchase price of $1,350,000, and Retailing Enterprises, LLC purchased 160,000 shares of the Company’s common stock for an aggregate purchase price of $1,200,000, among others.

Transactions with Sterling Time

The Company purchased products from Sterling Time, an affiliate of Mr. Friedman, in the aggregate amount of $49,376,000, $50,992,000 and $58,700,000 during fiscal 2021, fiscal 2020 and fiscal 2019. In addition, during fiscal 2019, the Company subsidized the cost of a promotional cruise for Invicta branded and other vendors’ products. As of January 29, 2022 and January 30, 2021, the Company had a net trade receivable balance owed by Sterling Time of $1,356,000 and a net trade payable balance owed to Sterling Time of $825,000.

Transactions with Retailing Enterprises

During fiscal 2019, the Company entered into an agreement, which was subsequently amended, to liquidate obsolete inventory to Retailing Enterprises, LLC for a total purchase price of $1,400,000. During the third quarter of fiscal 2020, the Company sold additional inventory to Retailing Enterprises, LLC for a purchase price of $365,000. During fiscal 2021 and 2020, the Company accrued commissions of $225,000 and $263,000 to Retailing Enterprises, LLC for Company sales of the Invincible Guarantee program. The Invincible Guarantee program is an Invicta watch offer whereby customers receive credit on watch trade-ins within a five-year period. The program is serviced by Retailing Enterprises, LLC. In addition, the Company provided third party logistic services and warehousing to Retailing Enterprises, LLC, totaling $747,000 during fiscal 2020. As of January 29, 2022, and January 30, 2021, the Company had a net trade receivable balance owed from Retailing Enterprises of $251,000 and $641,000.

Transactions with Famjams Trading

The Company purchased products from Famjams Trading LLC (“Famjams Trading”), an affiliate of Mr. Friedman, in the aggregate amount of $34,671,000, $48,818,000, and $2,200,000 during fiscal 2021, 2020 and fiscal 2019. In addition, the Company provided third party logistic services and warehousing to Famjams Trading, totaling $4,000, $59,000 and $42,000 in fiscal 2021, 2020 and fiscal 2019. As of January 29, 2022, and January 30, 2021, the Company had a net trade receivable balance with Famjams Trading of $4,974,000 and $4,300,000.

Transactions with TWI Watches

The Company purchased products from TWI Watches LLC (“TWI Watches”), an affiliate of Mr. Friedman, in the aggregate amount of $608,000, $789,000 and $782,000 during fiscal 2021, 2020 and fiscal 2019. As of January 29, 2022 and January 30, 2021, the Company had a net trade payable balance owed to TWI Watches of $151,000 and $256,000.

Transactions with The Hub Marketing Services, LLC

The Company received marketing services from The Hub Marketing Services, LLC, an affiliate of Mr. Lalo, in the aggregate amount of $380,000 and $300,000 during fiscal 2021 and fiscal 2020. As of January 29, 2022 and January 30, 2021, the Company had a net trade payable balance owed to The Hub Marketing Services, LLC of $0 and $25,000.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

TheCloseout.com Joint Venture

On February 5, 2021, the Company became a controlling member under a limited liability company agreement for TCO, LLC, a Delaware LLC newly created to operate a joint venture between the Company and LAKR Ecomm Group LLC (“LAKR”). The joint venture will operate TheCloseout.com, an online marketplace that was previously owned by Invicta Media Investments and Retailing Enterprises. LAKR is a newly formed company indirectly owned by Invicta Media Investments, LLC and Retailing Enterprises, LLC. The initial Board of Directors of the joint venture includes Tim Peterman, the Chief Executive Officer and a director of the Company, Landel Hobbs, the Chairman of the Board of the Company, and Eyal Lalo, a director of the Company.

Under the limited liability company agreement, the Company will act as the controlling member. Mr. Peterman and Mr. Hobbs, as the designees of the Company, will lead the Joint Venture, with certain significant corporate actions requiring the consent of both members. Mr. Peterman will be the Chairperson of the joint venture. Distributions of available cash may be made to the members at the discretion of the joint venture’s board of managers. In addition, beginning on February 5, 2026 and recurring every 12 months thereafter, the Company will have the right, but not the obligation, to acquire LAKR’s interest in the joint venture at a value determined based on financial benchmarks set forth in the limited liability company agreement.

In connection with the entry into the joint venture, the Company contributed assets in the form of inventory valued at $3.5 million in exchange for a 51% interest in the joint venture, and LAKR contributed assets in the form of inventory and intellectual property valued at $3.4 million in exchange for a 49% interest in the joint venture. The Company also entered into a loan and security agreement with the joint venture, pursuant to which the joint venture may borrow up to $1,000,000 from the Company on a revolving basis pursuant to a promissory note bearing interest at LIBOR plus 4%, provided that the floor of such interest rate is 4.25%. The promissory note is payable on demand by the Company, may be voluntarily prepaid at any time, and must be repaid prior to the joint venture making any distributions, other than advances for tax withholdings, to its members.

Transactions with a Financial Advisor

In November 2018, the Company entered into an engagement letter with Guggenheim Securities, LLC pursuant to which Guggenheim was engaged to provide certain advisory services to the Company. A relative of Neal Grabell, who was a director of the Company at that time, was a managing director of Guggenheim Securities. During the fourth quarter of fiscal 2019, the Company accrued $1,000,000 in connection with an amendment to the engagement letter. As of January 30, 2021, no amounts had been paid. The Company paid off the liability during fiscal 2021 and had no further accruals as of January 29, 2022.

April 2020 Private Placements of Common Stock and Warrants

On April 14, 2020, the Company entered into a common stock and warrant purchase agreement with certain individuals and entities, pursuant to which the Company will issue and sell an aggregate of 1,951,012 shares of the Company’s common stock and warrants to purchase an aggregate of 979,190 shares of our common stock in a private placement, for an aggregate cash purchase price of $4,000,000.

The initial closing occurred on April 16, 2020 and the Company issued an aggregate of 731,937 shares and warrants to purchase an aggregate of 367,197 shares of the Company’s common stock for an aggregate cash purchase price of $1,500,000. Pursuant to the purchase agreement, subsequent closings each with an aggregate cash purchase price of $500,000, are expected to occur on each of May 23, 2020, June 1, 2020, and June 13, 2020, in which an aggregate of 243,569 shares and warrants to purchase an aggregate of 122,398 shares of the Company’s common stock will be issued and sold at each of May 23, 2020 and June 13, 2020, and an aggregate of 244,798 shares and warrants to purchase an aggregate of 122,399 shares of the Company’s common stock will be issued and sold on June 1, 2020, and a closing with an aggregate cash purchase price of $1,000,000 is scheduled to occur on July 11, 2020, in which an aggregate of 487,139 shares and warrants to purchase an aggregate of 244,798 shares of the Company’s common stock will be issued and sold at this closing. The warrants will have an exercise price per share of $2.66 and are exercisable at any time and from time to time from six months following their issuance date until April 14, 2025. The Company has included a blocker provision in the purchase agreement whereby no purchaser may be issued shares of our common stock if the purchaser would own over 19.999% of our outstanding common stock and, to the extent a purchaser in this offering would own over 19.999% of the Company’s outstanding common stock, that purchaser will receive fully-paid warrants (in contrast to the coverage warrants that will be issued in this transaction, as described above) in lieu of the shares that would place such holder’s ownership over 19.999%. Further, the Company included a similar blocker in the warrants (and amended the warrants purchased by the purchasers on May 2, 2019, if any) whereby no purchaser of the warrants may exercise a warrant if the holder would own over 19.999% of our outstanding common stock.

In addition, Sterling Time, an affiliate of Mr. Friedman, agreed that the Company is not required to pay any amounts otherwise payable to Sterling Time for providing vendor goods and services to the Company so long as the Company’s accounts payable balance to Sterling Time does not exceed (a) $3,000,000 through the last day of the Company’s third fiscal quarter of fiscal year 2020 and (b) $4,000,000 during the Company’s fourth fiscal quarter of fiscal year 2020.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

The purchasers consist of the following: Invicta Media, Michael and Leah Friedman and Hacienda Jackson LLC. Invicta Media is owned by IWCA, which is the designer and manufacturer of Invicta-branded watches and watch accessories, one of our largest and longest tenured brands. Michael and Leah Friedman are owners and officers of Sterling Time, LLC , which is the exclusive distributor of IWCA’s watches and watch accessories for television home shopping and our long-time vendor. IWCA is owned by our Vice Chair and director, Eyal Lalo, and Michael Friedman also serves as a director of our company.

Under the purchase agreement, the purchasers agreed to customary standstill provisions related to our company for a period of two years through May 2, 2022, as well as to vote their shares in favor of matters recommended by our board of directors for approval by our shareholders for the same time period. Additionally, on April 14, 2020, we entered into a registration rights agreement with the purchasers, pursuant to which we agreed to register the shares of common stock and the shares issuable upon exercise of warrants held by the purchasers in accordance with the terms and conditions therein.

August 2020 Public Equity Offering

On August 28, 2020, Invicta Media Investments, LLC purchased 256,000 shares of the Company’s common stock pursuant to the Company’s public equity offering.

Related Person Transactions Approval Policy

The Board adopted a written related person transaction approval policy, which sets forth the Company’s policies and procedures for the review, approval or ratification of any transaction required to be reported in our filings with the SEC. This policy applies to any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships in which we are a participant and in which a related person has a direct or indirect interest where such person’s interest in the transaction(s) involves at least $120,000 in value. In order for the transaction, arrangement or relationship to be subject to this policy, there must be a financial aspect to the transaction, which may, for example, involve payments between us and the related person or otherwise provides value to one of the parties.

Under the policy, a related person is any (1) person who is or was since the beginning of the last fiscal year an executive officer, director or nominee for election as a director of the Company; (2) greater than 5% beneficial owner of our common stock; or (3) immediate family member of the foregoing. Immediate family member includes a person’s spouse, parents, stepparents, children, stepchildren, siblings, mothers-and fathers-in-law, sons- and daughters-in law, and brothers- and sisters-in-law and anyone residing in such person’s home, except for tenants or employees.

Prior to entering into any related person transaction, the Audit Committee must be presented with the relevant information about the proposed transaction in order for the committee to assess whether the related person transaction is beneficial to the Company and the proposed terms are fair to us. The committee is authorized to approve, deny, or approve subject to specified conditions, any related party transaction in its sole discretion. The policy also outlines certain factors that the Audit Committee may take into account in considering a related person transaction and itemizes certain routine transactions which are exempt from the policy.

The types of routine transactions that are exempt from the Company’s related person transaction policy consist of:

•	any employment by the Company of an executive officer of the Company if (a) the related compensation is required to be reported in the Company’s proxy statement under Item 402 of Regulation S-K or (b) the executive officer is not an immediate family member of another executive officer, director or 5% or greater shareholder of the Company, the related compensation would be reported in the Company’s proxy statement under Item 402 of Regulation S-K if the executive officer was a “named executive officer,” and the Company’s Compensation Committee approved (or recommended that the Board approve) the compensation;

•	any compensation paid to a director if the compensation is required to be reported in the Company’s proxy statement under Item 402 of Regulation S-K;

•	any transaction in which the related person’s interest arises solely from the ownership of the Company’s common stock and all holders of the Company’s common stock received the same benefit on a pro rata basis (e.g., dividends);

•	any transaction with another company at which a related person’s only relationship is as an employee (other than executive officer), director or beneficial owner of less than 10% of that company’s shares, if the aggregate amount does not exceed the greater of $1,000,000 or 2% of that company’s total annual revenues; and

•	any transaction with a related person involving services as a bank depositary of funds, transfer agent, registration, trustee under a trust indenture, or similar services.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

All of the transactions described in this section titled “Certain Relationships and Related Transactions” were approved or ratified by the Audit Committee.

AUDIT MATTERS

Report of the Audit Committee

The Audit Committee is composed of three independent directors listed below and is responsible for overseeing our management and independent registered public accounting firm in respect of our accounting and financial reporting. In performing our oversight function, we rely upon advice and information received in our discussions with management and the independent registered public accounting firm.

We have (a) reviewed and discussed the Company’s audited consolidated financial statements for the fiscal year ended January 29, 2022 with management; (b) discussed with Deloitte & Touche LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission; and (c) received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the PCAOB regarding Deloitte & Touche LLP’s communications with the Audit Committee concerning their independence, and discussed with Deloitte & Touche LLP their independence.

Based on the review and discussions with management and the Company’s independent registered public accounting firm referred to above, we recommended to the Board that our audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 29, 2022 for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

JILL KRUEGER (CHAIR)
LANDEL C. HOBBS
DARRYL C. PORTER

Fees Billed by Deloitte & Touche LLP

Deloitte & Touche LLP has been our independent registered public accounting firm since fiscal 2002. In addition to reimbursement for certain out-of-pocket expenses, the following table presents the aggregate fees billed for professional services by Deloitte & Touche LLP for the last two completed fiscal years.

Description of Fees	Fiscal 2021	Fiscal 2020
Audit Fees	$1,070,000	$460,000
Audit-Related Fees	392,500	268,800
Total Audit and Audit-Related Fees	1,462,500	728,800
Tax Compliance Fees	110,000	102,800
Tax Consultation and Advice Fees	190,000	21,600
Total Tax Fees	300,000	124,400
All Other Fees	–	–
Total	$1,762,500	$853,200

The following is a description of the above services:

Audit Fees. The audit fees set forth above for fiscal 2021 and fiscal 2020 consist of fees billed by Deloitte & Touche LLP for audit services in connection with their review of our interim financial statements for the first three quarters of each fiscal year and for the audit of our fiscal year-end financial statements.

Audit-Related Fees. The audit-related fees set forth above for fiscal 2021 and fiscal 2020 consist of fees billed by Deloitte & Touche LLP for consultation regarding other accounting matters and audit services that normally are provided by an independent registered public accounting firm in connection with filings or engagements, such as comfort letters, consents related to SEC registration statements and other services related to SEC matters for the fiscal year.

Tax Fees. The tax compliance fees set forth above consist solely of fees billed by Deloitte & Touche LLP for preparation of federal, state and local income tax returns and Internal Revenue Service audit assistance. The tax consultation and advice fees set forth above for fiscal 2021 and fiscal 2020 primarily consist of fees billed for consultation and assistance in connection with IRS section 382 and net operating loss matters, including change-in-control analysis, state sales tax nexus, preparation for tax planning regarding various federal and state income tax matters, as well as assistance with employee compensation tax matters.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

All Other Fees. We were not billed any amounts by Deloitte & Touche LLP for other products and services during fiscal 2021 or fiscal 2020.

Additional Information About Our Independent Registered Public Accounting Firm

No accountant has been selected or recommended to our shareholders for election, approval or ratification for fiscal 2022 as our management and the audit committee continue their evaluation. As a result, the Company does not expect representatives of Deloitte & Touche LLP, or any other independent accounting firm, to be present at the 2022 Annual Meeting, unless the audit committee determines to retain Deloitte & Touche LLP, or another independent accounting firm, for fiscal 2022 prior to the 2022 Annual Meeting.

Approval of Independent Registered Public Accounting Firm Services and Fees

The Audit Committee charter requires that our Audit Committee approve the retention of our independent registered public accounting firm for any non-audit service and consider whether the provision of these non-audit services by our independent registered public accounting firm is compatible with maintaining our independent auditor’s independence, prior to engagement for these services. All such services performed in fiscal 2021 and fiscal 2020 were approved by our Audit Committee. Our Audit Committee actively monitors the relationship between audit and non-audit services provided. All of the services listed under the headings Audit-Related Fees and Tax Fees were pre-approved by our Audit Committee.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our securities as of April 21, 2022 based on a total of 21,730,523 shares of common stock outstanding as of that date by (i) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, (ii) each director, (iii) each of our NEOs, and (iv) all directors and executive officers as a group. Shareholders listed below possess sole voting and investment power with respect to their shares and have a mailing address of 6740 Shady Oak Road, Eden Prairie, Minnesota 55344-3433, unless otherwise indicated.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
Non-Employee Directors and Director Nominees:
Michael Friedman	1,428,436	6.57%
Landel C. Hobbs	64,032	*
Jill Krueger	15,182	*
Eyal Lalo	2,452,289	11.28%
Lisa A. Letizio	41,533	*
Darryl C. Porter	3,682	*
Aaron P. Reitkopf	18,810	*

Named Executive Officers:
Timothy A. Peterman	153,770	*
Jean Sabatier	42,932	*
Montgomery Wageman	2,937

All directors and current executive officers as a group (10 persons)	4,223,603	19.44%

5% or Greater Shareholders:
Invicta Media Investments, LLC(a) 3069 Taft Street Hollywood, Florida 33021	3,977,274	18.30%
Ophir Global Opportunities Fund(b) Level 26, Governor Philip Tower One Farrer Place, Sydney, NSW 2000	1,729,360	7.96%

(a)	Includes warrants to purchase shares of common stock. The warrants are subject to blocker provisions whereby no purchaser of warrants may exercise a warrant if the holder would own over 19.999% of our outstanding common stock. Additional information can be found in the joint Schedule 13D/A filed on June 25, 2021 by Invicta Media, IWCA, Eyal Lalo, Michael Friedman and Leah Friedman.
(b)	Based on Schedule 13G filed with the SEC by Ophir Global Opportunities Fund on February 14, 2022, reflecting securities beneficially owned as of December 31, 2021 and reporting sole voting and dispositive power with respect to all shares. Ophir Asset Management US LLC serves as the investment manager to Ophir Global Opportunities Fund, which disclaims beneficial ownership of the shares except to the extent of its pecuniary interest therein.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act and the regulations promulgated thereunder require directors and certain officers and persons who own more than ten percent of any class of our voting securities to file reports of their ownership of our common stock and changes in their ownership with the SEC. Based on a review of reports filed by these reporting persons and written representations by our directors and executive officers, we believe that all of our directors, executive officers and persons who own more than ten percent of any class of our voting securities complied with all filing requirements applicable to them except one late report filed on behalf of Mr. Peterman with respect to a single transaction consisting of shares issued upon vesting of PSUs.

DEADLINES FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR 2023 ANNUAL MEETING

The deadline for our receipt of any shareholder proposals intended to be presented at our 2023 Annual Meeting of Shareholders and included in the proxy statement for that meeting is      , 2023. The inclusion of any shareholder proposals in those proxy materials is subject to the requirements of the proxy rules adopted under the Exchange Act, including Rule 14a-8.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

In addition, our By-Laws contain advance notice provisions requiring that, if a shareholder wants to present a proposal (other than pursuant to Rule 14a-8) or nominate directors at our 2022 Annual Meeting of Shareholders (whether or not to be included in the proxy statement), the shareholder must provide timely written notice thereof in accordance with the By-Laws. In order to be timely, the notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than      , 2023 nor earlier than      , 2023. The By-Laws set forth detailed information that must be submitted with any shareholder proposal or director nomination. In the event that the date of the 2023 Annual Meeting is more than 30 days before or more than 60 days after the one-year anniversary date of the 2022 Annual Meeting, however, notice by the shareholder must be delivered, or mailed and received, not later than the 90th day prior to the 2023 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of the 2023 Annual Meeting is first made. A copy of the full text of the By-Laws may be obtained by writing to the attention of our Corporate Secretary at the address below. Written copies of all shareholder proposals should be sent to iMedia Brands, Inc., 6740 Shady Oak Road, Eden Prairie, Minnesota 55344-3433, Attention: Corporate Secretary.

In addition to satisfying the requirements under our By-Laws, to comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act within the deadline provided therein. Accordingly, for the annual meeting of stockholders to be held in the year 2023, we must receive such notice no later than       , 2023.

ANNUAL REPORT AND AVAILABLE INFORMATION

Our annual report for our fiscal year ended January 29, 2022 accompanies this proxy statement. Such report is not incorporated herein and is not deemed to be a part of this proxy solicitation material. Shareholders may obtain free of charge a copy of our latest annual report (without exhibits) as filed with the SEC by writing to: iMedia Brands, Inc., 6740 Shady Oak Road, Eden Prairie, Minnesota 55344-3433, Attention: Corporate Secretary or calling (952) 943-6000. In addition, all of our public filings, including our annual report, can be found free of charge on the SEC’s website at www.sec.gov, or on our website at www.imediabrands.com. The information on our Internet website is not incorporated by reference into this proxy statement.

HOUSEHOLDING OF PROXY MATERIALS

Under the rules adopted by the SEC, we may deliver a single set of proxy materials to one address shared by two or more of our shareholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple shareholders who share an address, unless we received contrary instructions from the impacted shareholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any shareholder at the shared address to which a single copy of these documents was delivered. If you prefer to receive separate copies of the proxy statement or annual report, contact Broadridge Financial Solutions, Inc. by calling 1-866-540-7095 or in writing at 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department. In addition, if you currently are a shareholder who shares an address with another shareholder and would like to receive only one copy of future notices and proxy materials for your household, you may notify your broker if your shares are held in a brokerage account or you may notify us if you hold registered shares. Registered shareholders may notify us by contacting Broadridge Financial Solutions, Inc. at the above telephone number or address.

OTHER MATTERS

As of the date of this proxy statement, the Board knows of no matters that will be presented for consideration at the Annual Meeting other than as described in this proxy statement. If other matters are properly presented at the Annual Meeting and you are a shareholder of record and have submitted a completed proxy card or voting instruction form, the persons named as proxies in such proxy card or voting instruction form will vote your shares in accordance with their discretion.

No appraisal or dissenters’ rights will be available to Company shareholders in connection with the proposals to be considered at the Annual Meeting.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

APPENDIX A

IMEDIA BRANDS INC.1

and

EQUINITI TRUST COMPANY2

as Rights Agent

SHAREHOLDER RIGHTS PLAN

Dated July 13, 2015

1 Originally EVINE Live, Inc.

2 Originally Wells Fargo Bank, N.A.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

Exhibit A – Certificate of Designation, Preferences and Rights

Exhibit B – Form of Right Certificate

Exhibit C – Form of Summary of Rights

i

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

SHAREHOLDER RIGHTS PLAN (this “Plan”), dated July 13, 2015, between iMedia Brands, Inc., a Minnesota corporation (the “Company”), and Equiniti Trust Company, as Rights Agent (the “Rights Agent”).

WITNESSETH:

WHEREAS, the Company has generated substantial operating losses and other tax attributes in previous years which, under the Internal Revenue Code of 1986, as amended (the “Code”) and rules promulgated by the Internal Revenue Service, the Company may in certain circumstances use to offset current and future earnings and thus reduce its future federal income tax liability (subject to certain requirements and restrictions); and

WHEREAS, if the Company experiences an Ownership Change, as defined in Section 382 of the Code and the Treasury Regulations thereunder and any successor or replacement provisions (“Section 382”), its ability to use the Tax Attributes (as hereinafter defined) could be substantially limited or lost altogether; and

WHEREAS, the Company desires to avoid an Ownership Change and, in furtherance of such objective, the Company wishes to enter into this Plan; and

WHEREAS, on July 10, 2015, a duly authorized committee of the Board of Directors of the Company (the “Board”) (i) authorized and declared a dividend of one right (a “Right”) for each share of the common stock, par value $0.01 per share, of the Company outstanding as of the Close of Business (as defined herein) on July 23, 2015 (the “Record Date”), and authorized the issuance of the Rights as of the Record Date, each Right representing the right to purchase one one-thousandth of a share of Series A Junior Participating Cumulative Preferred Stock, par value $0.01 per share, of the Company having the voting powers, designation, preferences and relative rights described in the Certificate of Designation, Preferences and Rights attached hereto as Exhibit A (each one one-thousandth of a share, a “Unit”, and such shares of preferred stock, “Preferred Stock”), and (ii) further authorized the issuance of one Right with respect to each share of Common Stock of the Company that shall become outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date (each as defined herein) (or thereafter in accordance with Section 21), all upon the terms and subject to the conditions hereafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1.             Definitions.

For purposes of this Plan, the following terms shall have the meanings indicated:

“Acquiring Person” means any Person who or which, together with all Affiliates and Associates of such Person, is or becomes the Beneficial Owner of 4.99% or more of the shares of Common Stock of the Company then outstanding, as calculated herein, but shall not include:

(i)             the Company;

(ii)            any Subsidiary of the Company;

(iii)           any employee benefit plan or employee stock plan of the Company or any Subsidiary of the Company, any Person organized, appointed, established or holding shares of Common Stock of the Company for or pursuant to the terms of any such plan;

(iv)           any “direct public group” within the meaning of Treasury Regulations Section 1.382-2T(j)(2)(ii);

(v)            any Person who the Board determines prior to the time such Person would otherwise be an Acquiring Person, should be permitted to become the Beneficial Owner of up to a number of the shares of Common Stock determined by the Board (the “Exempted Number”) and be exempted from being an Acquiring Person, unless and until such Person acquires Beneficial Ownership of shares of Common Stock of the Company in excess of the Exempted Number (other than pursuant to a stock split, stock dividend or similar transaction) in which case such Person shall be an Acquiring Person; provided, however, that the Board may make such exemption subject to such conditions, if any, which the Board may determine;

1

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

(vi)           any Person who would otherwise be an Acquiring Person upon the first public announcement by the Company of the adoption of this Plan, unless and until such Person, or any Affiliate of such Person, acquires Beneficial Ownership of any additional shares of Common Stock of the Company after the first public announcement by the Company of the adoption of this Plan (other than pursuant to a stock split, stock dividend or similar transaction), in which case such Person shall be an Acquiring Person;

(vii)          any Person who as the result of an acquisition of shares of Common Stock by the Company which, by reducing the number of shares of Common Stock of the Company outstanding, increases the proportionate number of shares of Common Stock of the Company Beneficially Owned by such Person to 4.99% or more of the shares of Common Stock of the Company then outstanding; provided, however, that, if a Person shall become the Beneficial Owner of 4.99% or more of the shares of Common Stock of the Company then outstanding by reason of acquisition of shares by the Company and shall, after the first public announcement by the Company of such share acquisitions by the Company, become the Beneficial Owner of any additional shares (other than pursuant to a stock split, stock dividend or similar transaction) of Common Stock of the Company and immediately thereafter be the Beneficial Owner of 4.99% or more of the shares of Common Stock of the Company then outstanding, then such Person shall be an Acquiring Person; or

(viii)         any Person who inadvertently becomes an Acquiring Person, so long as such Person promptly enters into, and delivers to the Company, an irrevocable commitment to promptly divest, and thereafter promptly divests Beneficial Ownership of sufficient shares of Common Stock of the Company so that such Person ceases to be an Acquiring Person;

provided, however, that no Person shall be an Acquiring Person if the Board shall have affirmatively determined, prior to or after the Distribution Date, in light of the intent and purposes of this Agreement or other circumstances facing the Company, that such Person shall not be deemed an Acquiring Person, unless and until such Person shall again become an Acquiring Person.

In determining whether a Person owns 4.99% or more of the shares of Common Stock of the Company then outstanding, for all purposes of this Plan, all of the Common Stock of the Company Beneficially Owned by such Person shall be taken into account in the numerator and only the Common Stock of the Company then outstanding shall be taken into account in the denominator. Without limiting the foregoing, any Person (other than a “direct public group” within the meaning of Treasury Regulations Section 1.382-2T(j)(2(ii)) shall be treated as the Beneficial Owner of 4.99% or more shares of the Common Stock of the Company then outstanding if, in the determination of the Board, that Person would be treated as a “5-percent shareholder” for purposes of Section 382 (substituting “4.99” for “5” each time “five” or “5” is used in or for purposes of Section 382).

“Adjustment Shares” shall have the meaning set forth in Section 11(a)(ii).

“Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Plan, and to the extent not included within the foregoing clause of this Section, shall also include, with respect to any Person, any other Person whose Common Stock would be deemed constructively or otherwise owned by, or otherwise aggregated with shares owned by, such first Person or owned by a single “entity” pursuant to the provisions of Section 382; provided, however, that a Person will not be deemed to be the Affiliate or Associate of another Person solely because either or both Persons are or were directors of the Company.

A Person shall be deemed the “Beneficial Owner” of, and to “Beneficially Own,” any securities:

(i)             which such Person or any of such Person’s Affiliates or Associates is deemed to beneficially own, directly or indirectly, within the meaning of Rule 13d-3 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement, provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own securities (including rights, options or warrants) which are convertible or exchangeable into or exercisable for Common Stock except to the extent the acquisition or transfer of such rights, options or warrants would reasonably be expected to result in the rights, options or warrants being treated as exercised on the date of their acquisition or transfer under Section 382;

(ii)            the beneficial ownership of which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing), or upon the exercise of conversion rights, exchange rights, warrants, options or other rights (including, without limitation, within the meaning of Section 382) (in each case, other than upon exercise or exchange of the Rights); provided, however, that a Person will not be deemed the Beneficial Owner of, or to Beneficially Own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange;

(iii)           of which any other Person is the Beneficial Owner, if such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) with such other Person (or any of such other Person’s Affiliates or Associates) with respect to acquiring, holding, voting or disposing of any securities of the Company; or

2

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

(iv)           to the extent not included within the foregoing provisions of this Section, a Person shall be deemed the “Beneficial Owner” of and shall be deemed to “beneficially own” or have “beneficial ownership” of, securities which such Person would be deemed to constructively or otherwise own, or which would otherwise be aggregated with shares owned or beneficially owned by such Person, for purposes of Section 382;

provided, however, that (i) a Person will not be deemed the Beneficial Owner of, or to Beneficially Own, any security (A) if such Person has the right to vote such security pursuant to an agreement, arrangement or understanding (whether or not in writing) which (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by means of a solicitation statement filed on Schedule 14A, and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report), or (B) if such beneficial ownership arises solely as a result of such Person’s status as a “clearing agency,” as defined in Section 3(a)(23) of the Exchange Act; (ii) nothing in this definition will cause a Person engaged in business as an underwriter of securities to be the Beneficial Owner of, or to Beneficially Own, any securities acquired through such Person’s participation in good faith in an underwriting syndicate until the expiration of 40 calendar days after the date of such acquisition, or such later date as the Board may determine in any specific case; and (iii) subject to clause (iv), above, a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, any securities if (i) such securities would not be deemed constructively or otherwise owned by, or otherwise aggregated with shares owned by, such Person, and (ii) such securities would not be deemed constructively or otherwise owned by a single “entity”, in each case, for purposes of Section 382.

“Board” shall have the meaning set forth in the recitals.

“Business Day” shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

“Close of Business” on any given date shall mean 5:00 P.M. New York City time, on such date; provided, however, that if such date is not a Business Day, it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

“Common Stock,” when used with reference to the Company, shall mean the common stock (presently $0.01 par value per share) of the Company. “Common Stock”, when used with reference to any Person other than the Company, shall mean shares of the capital stock with the greatest voting power of such other Person or, if such other Person is a subsidiary of another Person, the entity which ultimately controls such first-mentioned Person. “Common Stock” when used with reference to any Person not organized in corporate form shall mean units of beneficial interest which (x) represent the right to participate generally in the profits and losses of such Person (including without limitation any flow-through tax benefits resulting from an ownership interest in such Person) and (y) are entitled to exercise the greatest voting power of such Person or, in the case of a limited partnership, have the power to remove the general partner or partners.

“Code” shall have the meaning set forth in the preamble.

“Company” shall have the meaning set forth in the preamble.

“Current Market Price” shall have the meaning set forth in Section 11(d).

“Current Value” shall have the meaning set forth in Section 11(a)(iii).

“Distribution Date” shall have the meaning set forth in Section 3(a).

“Equivalent Preferred Securities” shall have the meaning set forth in Section 11(b).

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Expiration Date” shall mean the earliest of (i) the date on which all of the Rights are redeemed as provided in Section 22, (ii) the date on which the Rights are exchanged as provided in Section 23, (iii) the consummation of a reorganization transaction entered into by the Company resulting in the imposition of stock transfer restrictions that the Board determines will provide protection for the Company’s Tax Attributes similar to that provided by this Plan, (iv) the Close of Business on the effective date of the repeal of Section 382 (but excluding the repeal or withdrawal of any Treasury Regulations thereunder), or any other change, if the Board determines that this Plan is no longer necessary or desirable for the preservation of Tax Attributes, (v) the date on which the Board determines that the Tax Attributes have been applied within the meaning of Section 382 and that this Plan is no longer necessary to preserve the Tax Attributes, (vi) the beginning of a taxable year of the Company to which the Board determines that no Tax Attributes may be carried forward, (vii) the Close of Business on the earlier of the first anniversary of the date of the Plan or the date of the final adjournment of the Company’s 2016 annual meeting of shareholders, if the Plan shall not have been approved by holders of a majority of the shares of Common Stock of the Company present in person or represented by proxy at a meeting of shareholders of the Company, and (viii) the Close of Business on the date of the final adjournment of the third annual meeting of shareholders following the last annual meeting of shareholders of the Company at which this Plan was most recently approved by a holders of a majority of the shares of Common Stock of the Company present in person or represented by proxy at such meeting of shareholders of the Company, unless the Plan is re-approved by holders of a majority of the shares of Common Stock of the Company present in person or represented by proxy at such third annual meeting of shareholders of the Company.

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“Final Expiration Date” shall mean the tenth anniversary of the date of the Plan.

“NASDAQ” shall mean The Nasdaq Stock Market LLC or any of its listing venues.

“NYSE” shall mean the New York Stock Exchange.

“Person” shall mean any individual, firm, corporation, partnership, limited liability company, limited liability partnership, association, trust, syndicate or other entity, and includes without limitation an unincorporated group of individuals who, by formal or informal agreement or arrangement (whether or not in writing), have embarked on a common purpose or act.

“Preferred Stock” shall have the meaning set forth in the recitals.

“Purchase Price” shall have the meaning set forth in Section 7(b).

“Record Date” shall have the meaning set forth in the recitals.

“Redemption Price” shall have the meaning set forth in Section 22(a).

“Right” shall have the meaning set forth in the preamble.

“Rights Agent” shall have the meaning set forth in the preamble.

“Right Certificate” shall have the meaning set forth in Section 3(a).

“Section 11(a)(ii) Event” shall have the meaning set forth in Section 11(a)(ii).

“Section 382” shall have the meaning set forth in the preamble.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Share Equivalents” shall have the meaning set forth in Section 11(a)(iii).

“Stock Acquisition Date” shall mean the first date of a public announcement (which, for purposes of this definition, shall include, without limitation, a report filed or amended pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person indicating that an Acquiring Person has become such; provided that, if such Person is determined by the Board not to be or have become an Acquiring Person, then no Stock Acquisition Date shall be deemed to have occurred.

“Subsidiary” of a Person shall mean any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient to elect or appoint a majority of the board of directors or other persons performing similar functions are beneficially owned, directly or indirectly, by such Person and any corporation or other entity that is otherwise controlled by such Person.

“Substitution Period” shall have the meaning set forth in Section 11(a)(iii).

“Summary of Rights” shall have the meaning set forth in Section 3(b).

“Tax Attributes” shall mean the net operating loss carryforwards, capital loss carryforwards, general business credit carryforwards, alternative minimum tax credit carryforwards and foreign tax credit carryforwards, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382, of the Company or its Subsidiaries.

“Trading Day” shall have the meaning set forth in Section 11(d)(i).

“Triggering Event” shall mean any Section 11(a)(ii) Event.

“Unit” shall have the meaning set forth in the recitals.

Section 2.               Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of the Common Stock) in accordance with the terms and conditions of this Plan, and the Rights Agent hereby accepts this appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable. In the event the Company appoints one or more co-Rights Agents, the respective duties of the Rights Agents and any co-Rights Agents shall be as the Company shall determine. No Rights Agent shall have a duty to supervise, and in no event shall be liable for, the acts or omissions of any such co-Rights Agent.

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Section 3.               Issuance of Right Certificates.

(a)            Until the Close of Business on the earlier to occur of (i) the tenth calendar day after the Stock Acquisition Date or (ii) the tenth calendar day (or such later time as determined by the Board but in no event later than the time such Person becomes an Acquiring Person) after the date of the commencement by any Person of a tender or exchange offer, upon the successful consummation of which such Person, together with its Affiliates and Associates, would be an Acquiring Person (irrespective of whether any shares are actually purchased pursuant to such offer), or in the case of clause (ii) such later date specified by the Board which date shall not be later than the date specified in clause (i) (the earliest of such dates being referred to herein as the “Distribution Date”), (x) the Rights will be evidenced by the certificates for the shares of Common Stock of the Company registered in the names of the holders of the shares of Common Stock of the Company (which certificates for shares of Common Stock of the Company shall be deemed also to be certificates for Rights) or, with respect to shares of Common Stock of the Company not represented by certificates, the Rights related thereto will be evidenced by the notation on the records of the Company representing these shares, and, in each case, not by separate certificates, (y) the registered holders of shares of Common Stock of the Company shall also be the registered holders of the associated Rights, and (z) the Rights (and the right to receive certificates therefor) will be transferable only in connection with the transfer of the underlying shares of Common Stock of the Company (including a transfer to the Company). As soon as practicable after the Distribution Date, the Rights Agent will, if requested to do so by the Company and provided with all necessary information, send, by first-class, postage prepaid mail, to each record holder of shares of Common Stock of the Company as of the Close of Business on the Distribution Date, at the address of the holder shown on the records of the Company, a certificate in substantially the form of Exhibit B (the “Right Certificate”) evidencing the Rights underlying the shares of Common Stock of the Company so held. As of and after the Distribution Date, the Rights will be evidenced solely by the Right Certificates. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if notification is given orally, the Company shall confirm the same in writing on or prior to the Business Day next following. Until this notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.

(b)            Upon request of any holder of record of a Right, the Company will send a copy of this Agreement and a copy of the Summary of the Terms of the Rights, substantially in the form attached hereto as Exhibit C (the “Summary of Rights”), by postage prepaid mail, to the holder.

(c)            Until the Distribution Date (or, if earlier, the Expiration Date or Final Expiration Date), the surrender for transfer of any certificate for shares of Common Stock of the Company shall also constitute the surrender for transfer of the Rights associated with the shares of Common Stock represented thereby and the transfer of shares of Common Stock on the records of the Company shall also constitute the transfer of the Rights associated with the shares.

(d)            Certificates issued for shares of Common Stock of the Company (including, without limitation, certificates issued upon transfer or exchange of shares of Common Stock of the Company) after the Record Date, but prior to the earlier of the Distribution Date, the Expiration Date or the Final Expiration Date, shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

This certificate also evidences and entitles the holder to certain Rights as set forth in a Shareholder Rights Plan between iMedia Brands, Inc., and Equiniti Trust Company, as Rights Agent, dated July 13, 2015, as from time to time amended, extended or renewed (the “Plan”), the terms of which are incorporated herein by reference and a copy of which is on file at the principal executive office of iMedia Brands, Inc.. Under certain circumstances, as set forth in the Plan, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. iMedia Brands, Inc. will mail to the holder of record of this certificate a copy of the Plan, without charge, within ten Business Days after receipt of a written request therefor. Under certain circumstances, as provided in the Plan, Rights issued to or beneficially owned by Acquiring Persons or their Associates or Affiliates (as defined in the Plan) or any purported subsequent holder of such Rights will become null and void. The Rights shall not be exercisable, and shall be void so long as held, by a holder in any jurisdiction where the requisite qualification to the issuance to such holder, or the exercise by such holder, of the Rights in such jurisdiction shall not have been obtained or be obtainable.

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The failure to print the foregoing legend on any such certificate representing shares of Common Stock of the Company or any defect therein shall not affect in any manner whatsoever the application or interpretation of the provisions of Section 7(e) hereof.

Section 4.               Form of Right Certificates; Notice to Rights Agent as to Acquiring Person.

(a)            The Right Certificates (and the forms of election to purchase shares and forms of assignment to be printed on the reverse thereof), when, as and if issued, shall be substantially in the form set forth in Exhibit B and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (which do not affect the duties or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Plan, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the terms and conditions hereof, the Right Certificates evidencing the Rights, whenever issued, on their face shall entitle the holders thereof to purchase, for each Right, one Unit, at the Purchase Price, but the number and type of shares or other property holders thereof shall be entitled to purchase and the Purchase Price shall be subject to adjustment as provided in this Plan.

(b)            Notwithstanding any other provision of this Plan, any Right Certificate that represents Rights that may be or may have been at any time on or after the Distribution Date beneficially owned by an Acquiring Person or any Affiliate or Associate thereof (or any purported transferee of such Rights) may have impressed on, printed on, written on or otherwise affixed to it the following legend:

The beneficial owner of the Rights represented by this Right Certificate may be an Acquiring Person or an Affiliate or Associate (as defined in the Shareholder Rights Plan between iMedia Brands, Inc., and Equiniti Trust Company, as Rights Agent, dated July 13, 2015 (the “Plan”)) of an Acquiring Person or a subsequent holder of a Right Certificate beneficially owned by such Persons. Accordingly, under certain circumstances as provided in the Plan, this Right Certificate and the Rights represented hereby will be null and void.

The provisions of this Plan shall be operative whether or not the foregoing legend is imprinted on any such Right Certificate. The Company shall give notice to the Rights Agent promptly after it becomes aware of the existence of any Acquiring Person.

Section 5.               Countersignature and Registration.

(a)            The Right Certificates shall be signed on behalf of the Company by the Chief Executive Officer, Chief Financial Officer, Chief Strategy Officer or any Vice President of the Company, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested by the Secretary, Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, either manually or by facsimile signature. The Right Certificates shall be countersigned by the Rights Agent, manually, or where permitted, in facsimile, and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, the Right Certificates nevertheless may be countersigned by the Rights Agent, issued and delivered with the same force and effect as though the person who signed the Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign the Right Certificate, although at the date of the execution of this Plan any such person was not such an officer.

(b)            Following the Distribution Date and receipt by the Rights Agent of notice to that effect and all other relevant information referred to in Section 3(a), the Rights Agent will keep or cause to be kept books for registration and transfer of the Right Certificates issued hereunder. The books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates, the date of each of the Right Certificates, and the certificate numbers for each of the Right Certificates.

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Section 6.               Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.

(a)            Subject to the provisions of Sections 4(b), 7(e) and 13(b), at any time after the Close of Business on the Distribution Date and at or prior to the Close of Business on the earlier of the Expiration Date or the Final Expiration Date, any Right Certificate or Right Certificates may be (a) transferred or (b) split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of Units (and/or other securities or property, as the case may be) as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer any Right Certificate shall surrender the Right Certificate at the office of the Rights Agent designated for this purpose with the form of assignment on the reverse side thereof duly endorsed (or enclose with such Right Certificate a written instrument of transfer in a form satisfactory to the Company and the Rights Agent, duly executed by the registered holder thereof or the registered holder’s attorney duly authorized in writing), and with all signatures duly guaranteed. Any registered holder desiring to split up, combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be split up, combined or exchanged at the office of the Rights Agent designated for such purpose. Thereupon the Rights Agent shall countersign (by manual or, where permitted, facsimile signature) and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment from the holder of a Right Certificate of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates. The Rights Agent shall have no duty or obligation to take any action under this Section 6 unless and until the Rights Agent is reasonably satisfied that all such taxes and/or charges have been paid.

(b)            Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, if requested by the Company, reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will execute and deliver to the Rights Agent a new Right Certificate of like tenor for delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated. Without limiting the foregoing, the Company may require the owner of any lost, stolen or destroyed Right Certificate, or his legal representative, to give the Company a bond sufficient to indemnify the Company against any claim that may be made against it on account of the alleged loss, theft or destruction of any such Right Certificate or the issuance of any such new Right Certificate.

Section 7.                Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a)            Subject to Section 7(e) or as otherwise provided in this Plan, the registered holder of any Right Certificate may exercise the Rights evidenced thereby in whole at any time or in part from time to time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed (with such signature duly guaranteed), to the Rights Agent at the office of the Rights Agent designated for such purposes together with payment of the Purchase Price (defined below), or portion thereof, as applicable, with respect to each Unit or Units (and/or other securities or property in lieu thereof) as to which the Rights are exercised, subject to adjustment as hereinafter provided, at or prior to the earlier of the Expiration Date and the Final Expiration Date.

(b)            The purchase price shall initially be $9.003 for each Unit issuable pursuant to the exercise of a Right. The purchase price and the number of Units (and/or other securities or property, as the case may be) to be acquired upon exercise of a Right shall be subject to adjustment from time to time as provided in Section 11. (The purchase price, after giving effect to any adjustments, shall be referred to as the “Purchase Price.”) The Purchase Price shall be payable in lawful money of the United States of America, in accordance with Section 7(c).

3 Adjusted to $90.00 as a result of 10:1 reverse stock split effective December 11, 2019.

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(c)            Except as provided in Sections 7(d) and 7(e), upon receipt of a Right Certificate with the form of election to purchase duly executed, accompanied by payment of the Purchase Price, or the applicable portion thereof, for the Units (and/or other securities or property, as the case may be) to be purchased and an amount equal to any applicable tax or governmental charge, by cash, certified check or official bank check payable to the order of the Company or the Rights Agent, the Rights Agent shall thereupon promptly (i) (A) requisition from the Company or any transfer agent for the Units, certificates for the number of Units so elected to be purchased, and the Company will comply and hereby authorizes and directs the transfer agent to comply with all such requests or (B) if the Company, in its sole discretion, shall have elected to deposit the shares of Preferred Stock underlying the Units issuable upon exercise of the Rights hereunder into a depositary, requisition from the depositary agent depositary receipts representing the number of Units as are to be purchased (in which case certificates for the shares of Preferred Stock underlying the Units represented by the receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 13(b) and (iii) promptly after receipt of the Units certificates or depositary receipts, as the case may be, cause the same to be delivered to or upon the order of the registered holder of the Right Certificate, registered in such name or names as may be designated by such holder, and, when appropriate, after receipt promptly deliver the cash to or upon the order of the registered holder of the Right Certificate. In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11(a), the Rights Agent shall promptly take the appropriate actions corresponding to the foregoing clauses (i) through (iii), as applicable, and the Company shall otherwise make all arrangements necessary so that those other securities, cash and/or other property are available for distribution by the Rights Agent, if and when necessary to comply with this Plan. In addition, in the case of an exercise of the Rights by a holder pursuant to Section 11(a)(ii), the Rights Agent shall return the Right Certificate to the registered holder thereof after imprinting, stamping or otherwise indicating thereon that the Rights represented by the Right Certificate no longer include the rights provided by Section 11(a)(ii) and, if less than all the Rights represented by such Right Certificate were so exercised, the Rights Agent shall indicate on the Right Certificate the number of Rights represented thereby which continue to include the rights provided by Section 11(a)(ii). In case the holder of any Rights Certificate shall exercise (except pursuant to Section 11(a)(ii)) less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of the Rights Certificate or the holder’s duly authorized assigns, subject to the provisions of Section 13(b).

(d)            Notwithstanding anything in this Plan to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless the registered holder shall have (i) properly completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request.

(e)            Notwithstanding anything in this Plan to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights beneficially owned by (i) an Acquiring Person or an Affiliate or Associate thereof, (ii) a transferee of an Acquiring Person (or of any Affiliate or Associate thereof) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any Affiliate or Associate thereof) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives those Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in the Acquiring Person or to any Person with whom the Acquiring Person has a continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights or (B) a transfer which the Board has determined is part of an agreement, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of those Rights shall have any rights whatsoever with respect to those Rights, whether under any provision of this Plan or otherwise. The Company shall notify the Rights Agent when this Section 7(e) applies and shall use best efforts to insure that the provisions of this Section 7(e) and Section 4(b) are complied with, but neither the Company nor the Rights Agent shall have any liability to any holder of Right Certificates or other Person as a result of the Company’s failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder.

Section 8.               Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Plan. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Right Certificates to the Company, or shall, at the written request of the Company, destroy the cancelled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9.               Reservation and Availability of Shares of Preferred Stock.

(a)            The Company covenants and agrees that, from and after the Distribution Date, it will cause to be reserved and kept available, out of and to the extent of its authorized and unissued shares of Preferred Stock not reserved for another purpose or shares of Preferred Stock not reserved for another purpose held in its treasury, the number of Units that, as provided in this Plan, will be sufficient to permit the exercise in full of all outstanding Rights; provided, however, that the Company shall not be required to reserve and keep available Units sufficient to permit the exercise in full of all outstanding Rights pursuant to the adjustments set forth in Sections 11(a)(ii) or 11(a)(iii) unless, and only to the extent that, the Rights become exercisable pursuant to such adjustments.

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(b)            The Company shall (i) use its best efforts to cause, from and after the Distribution Date, the Rights and all Units (and/or following the occurrence of a Triggering Event, shares of Common Stock of the Company or other securities, as the case may be) issued or reserved for issuance upon exercise thereof to be listed or admitted to trading on the NYSE, NASDAQ or another national securities exchange, and (ii) if then necessary to permit the offer and issuance of such Units, shares of Common Stock of the Company and/or other securities, as the case may be, register and qualify such Units (or shares of Common Stock of the Company or other securities, as the case may be) under the Securities Act and any applicable state securities or “blue sky” laws (to the extent exemptions therefrom are not available), cause the related registration statement and qualifications to become effective as soon as possible after filing and keep such registration statement and qualifications effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of the expiration of the 60-day period referred to in Section 11(a)(ii), the Expiration Date or the Final Expiration Date. The Company may temporarily suspend, for a period of time not to exceed 90 days, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. The Company shall notify the Rights Agent whenever it makes a public announcement pursuant to this Section 9(b) and give the Rights Agent a copy of such announcement. Notwithstanding any provision of this Plan to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained or the exercise thereof shall not otherwise be permitted under applicable law or a registration statement under the Securities Act (if required) shall not have been declared effective.

(c)            The Company covenants and agrees that it will take all such action as may be necessary to insure that all Units (or shares of Common Stock or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Units (or shares of Common Stock of the Company or other securities) subject to payment of the Purchase Price (or the applicable portion thereof) in respect thereof, be duly and validly authorized and issued and fully paid and nonassessable Units (and/or shares of Common Stock and other securities, as the case may be) in accordance with applicable law.

(d)            The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and governmental charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Units (or shares of Company Stock of the Company or other securities or property, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any tax or charge which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates for Units (or shares of Common Stock of the Company or other securities or property, as the case may be) upon exercise of Rights in a name other than that of, the registered holder of the Right Certificate, and the Company shall not be required to issue or deliver a Right Certificate or certificate for Units (and/or shares of Common Stock of the Company or other securities or property, as the case may be) to a Person other than the registered holder until any such tax or charge shall have been paid (any such tax or charge being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax or charge is due.

Section 10.             Securities Issuable Upon Exercise. Each Person in whose name any certificate for Units (or shares of Common Stock of the Company or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Units (or shares of Common Stock or other securities, as the case may be) represented thereby on, and the certificate shall be dated, the date upon which the Right Certificate evidencing these Rights was duly surrendered and payment of the Purchase Price, or the applicable portion thereof (and any applicable taxes and governmental charges), was made; provided, however, that if the date of such presentation and payment is a date upon which the transfer books for the Units (or shares of Common Stock of the Company or other securities, as the case may be) are closed, such Person shall be deemed to have become the record holder of such Units (or shares of Common Stock of the Company or other securities) on, and such certificate shall be dated, the next succeeding Business Day on which the transfer books for the Units (or shares of Common Stock of the Company or other securities) are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate, as such, shall not be entitled to any rights of a shareholder of the Company with respect to shares for which the Right shall be exercisable, including without limitation the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

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Section 11.             Adjustments to Number and Kind of Securities or Other Property, Number of Rights or Purchase Price. The number and kind of securities or other property subject to purchase upon the exercise of each Right, the number of Rights outstanding and the Purchase Price are subject to adjustment from time to time as provided in this Section 11.

(a)            (i) In the event that the Company shall at any time after the date of this Plan (A) declare or pay any dividend on the shares of Preferred Stock payable in shares of Preferred Stock, (B) subdivide or split the outstanding shares of Preferred Stock into a greater number of shares, (C) combine or consolidate the outstanding shares of Preferred Stock into a smaller number of shares or effect a reverse split of the outstanding shares of Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the shares of Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then except as otherwise provided in this Section 11(a) and Section 7(e), the Purchase Price in effect at the time of the record date for the dividend or of the effective date of the subdivision, split, combination, consolidation or reclassification, and the number of Units and the number and kind of other securities, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number of Units and/or the number and kind of other securities as the case may be, which, if the Right had been exercised immediately prior to such date, whether or not such Right was then exercisable, and at a time when the transfer books for the Preferred Stock (or other capital stock, as the case may be) of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of the dividend, subdivision, split, combination consolidation or reclassification. If an event occurs which would require an adjustment under both Sections 11(a)(i) and 11(a)(ii), the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii).

(ii) In the event any Person at any time becomes an Acquiring Person (this event being referred to as a “Section 11(a)(ii) Event”), then, subject to Sections 22(a) and 23, and except as otherwise provided in Section 7(e), each holder of a Right shall, for a period of sixty days (or such longer period as may be established by the Board) after the later of the occurrence of any such event and the effective date of an appropriate registration statement under the Securities Act pursuant to Section 9, have a right to receive for each Right, upon exercise thereof in accordance with the terms of this Plan and payment of the Purchase Price (or the applicable portion thereof) such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of Units for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event (whether or not such right was then exercisable), and (y) dividing that product by 50% of the Current Market Price per shares of Common Stock of the Company on the date of such first occurrence (such number of shares of Common Stock is called the “Adjustment Shares”); provided, however, that the Purchase Price and the number of Adjustment Shares shall be further adjusted as appropriate to reflect any stock split, stock dividend or similar transaction, or as provided in this Agreement to reflect any other events, occurring after the date of such first occurrence; and provided, further, that in connection with any exercise effected pursuant to this Section 11(a)(ii), the Board may (but shall not be required to) determine that a holder of Rights shall not be entitled to receive shares of Common Stock of the Company that would result in such holder, together with such holder’s Affiliates, becoming the Beneficial Owner of 4.99% or more of the total number of shares of Common Stock of the Company then outstanding. If a holder would, but for the previous clause, be entitled to receive a number of shares of Common Stock of the Company (such shares, the “Excess Flip-In Shares”), in lieu of receiving such Excess Flip-In Shares, such holder will be entitled to receive an amount in (1) cash, (2) debt securities of the Company, (3) other assets, or (4) any combination of the foregoing, having an aggregate value equal to the Current Market Price per share of Common Stock of the Company on the date of the occurrence of a Section 11(a)(ii) Event multiplied by the number of Excess Flip-In Shares that would otherwise have been issuable to such holder.

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(iii) In the event that the number of shares of Common Stock of the Company which are authorized by the Company’s articles of incorporation but not outstanding and which are not reserved for issuance for purposes other than upon exercise of the Rights is not sufficient to permit the exercise in full of the Rights for shares of Common Stock of the Company in accordance with Section 11(a)(ii) and the Rights shall become so exercisable, to the extent permitted by applicable laws, each Right shall thereafter represent the right to receive, upon exercise thereof at the Purchase Price, (x) a number of shares of Common Stock of the Company (up to the maximum number of shares of Common Stock of the Company which may be permissibly issued), and (y) a number Units so that, when added together, the numbers in clauses (x) and (y) equal the number of Adjustment Shares. In the event the number of shares of Common Stock and Preferred Stock which are authorized by the Company’s articles of incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights is insufficient to permit the exercise in full of the Rights in accordance with the prior sentence and the Rights shall become so exercisable, to the extent permitted by applicable law, the Company shall: (A) determine the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”) and that value shall be conclusive for all purposes; and (B) with respect to each Right, upon exercise of such Right, issue shares of Common Stock of the Company and Units to the extent available for the exercise in full of such Right and, to the extent shares of Common Stock or Units are not so available, make adequate provision to substitute for the Adjustment Shares not received upon exercise of such Right: (1) other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to the shares of Common Stock of the Company, are deemed in good faith by the Board to have substantially the same value as one share of Common Stock of the Company (such shares are herein called “Share Equivalents”) and whose determination shall be conclusive for all purposes); (2) debt securities of the Company; (3) other assets; (4) cash; or (5) any combination of the foregoing determined by the Board, having a value which, when added to the value of the number of the shares of Common Stock of the Company and Units actually issued upon exercise of such Right, shall have an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board based upon the advice of a nationally recognized independent investment banking firm selected by the Board; provided, however, if the Company shall not have made adequate provision to deliver shares of Common Stock, Units and Share Equivalents pursuant to Section 11(a)(ii), the prior sentence of this paragraph and clause (B) above within 50 days following the Stock Acquisition Date, then, to the extent permitted by applicable law, the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available), Units or Share Equivalents and then, if necessary, cash, debt securities, or other assets (in that order) which shares, units, cash, debt securities and/or assets have an aggregate value equal to the excess of the Current Value over the Purchase Price, and provided, further, that the Board may (but shall not be required to) determine that a holder of Rights shall not be entitled to receive equity securities under this Section 11(a)(iii) to the extent the Company determines the receipt thereof could limit the Company’s ability to utilize the Tax Attributes. If the Board shall determine in good faith that it is likely that sufficient additional shares of Common Stock, Units or Share Equivalents could be authorized for issuance upon exercise in full of the Rights, the 50 day period set forth above may be extended to the extent necessary, but not more than 120 days after the Stock Acquisition Date, in order that the Company may seek shareholder approval for the authorization of such additional shares or Shares Equivalents (such 50 day period, as it may be extended, is called the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the foregoing provisions of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e), that this action shall apply uniformly to all outstanding and exercisable Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to the foregoing provisions of this Section 11(a)(iii) and, if necessary, to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement (with a prompt written notice thereof to the Rights Agent) at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of each Unit, each share of Common Stock of Company and the per share or unit value of any Share Equivalent shall be deemed to equal the Current Market Price of a share of Common Stock of the Company thereof as of the Stock Acquisition Date.

(b)            In case the Company shall fix a record date for the issuance of rights (other than the Rights), options or warrants to all holders of shares of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within 45 calendar days after this record date) shares of Preferred Stock and/or securities having the same rights, privileges and preferences as the Preferred Stock (“Equivalent Preferred Securities”) or securities convertible into Preferred Stock or Equivalent Preferred Securities at a price per share of Preferred Stock or per unit of Equivalent Preferred Securities (or having a conversion price per share or unit, if a security convertible into Preferred Stock or Equivalent Preferred Securities) less than the Current Market Price per share of Preferred Stock on the record date, the Purchase Price to be in effect after the record date shall be determined by multiplying the Purchase Price in effect immediately prior to the record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or units of Equivalent Preferred Securities (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at that Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or units of Equivalent Preferred Securities to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case the subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of the non-cash consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent. Shares of Preferred Stock and units of Equivalent Preferred Securities owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. This adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if the record date had not been fixed.

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(c)            In case the Company shall fix a record date for a distribution to all holders of shares of Preferred Stock (including any such distribution made in connection with a consolidation, merger or share exchange in which the Company is the continuing corporation) of evidences of indebtedness, cash (other than a regular periodic cash dividend), assets (other than a dividend payable in shares of Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to the record date by a fraction, the numerator of which shall be the Current Market Price per share of Preferred Stock on the record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock and the denominator of which shall be such Current Market Price per share of Preferred Stock; provided, however, that in no event shall the consideration to be paid upon exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon the exercise of one Right. These adjustments shall be made successively whenever such a record date is fixed; and in the event that the distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

(d)            (i) For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii), and subject to Section 11d(ii), the “Current Market Price” per share of stock or unit of other securities on any date shall be deemed to be the average of the daily closing prices per share of such stock or unit of other securities for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the Current Market Price per share of any stock or unit of other securities is determined during a period following the announcement by the issuer of that stock or other security of (i) any dividend or distribution on such stock or other securities (other than a regular quarterly cash dividend and other than the Rights), or (ii) any subdivision, split, combination or reclassification of that stock or other securities, and prior to the expiration of the requisite 30 Trading Day period, the ex-dividend date for the dividend or distribution, or the record date for the subdivision, combination or reclassification occurs, then, and in each such case, the Current Market Price shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on that day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to shares of stock or units of securities listed or admitted to trading on the NYSE or NASDAQ or, if the shares of stock or units of any other securities are not listed or admitted to trading on the NYSE or NASDAQ, as reported in the principal consolidated transaction reporting system with respect to shares of stock or units of other securities listed on the principal national securities exchange on which the shares of stock or units of other securities are listed or admitted to trading or, if the shares of stock or units of other security are not listed or admitted to trading on any national securities exchange, the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc., Automated Quotations System or any other system then in use, or, if on any such date the shares of such stock or units of such other security are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such stock or other securities selected by the Board; provided, that if such security is not listed or quoted on the NYSE or NASDAQ and the principal market for such securities is a non-U.S. securities exchange, then the closing price for each day shall be determined by using the customary convention for determining the closing price of a security on such exchange as determined by the Board (in which event the exchange rate of the relevant currency into U.S. dollars for each Trading Day (as defined below) shall be determined by the Board). The term “Trading Day” shall mean a day on which the principal national securities exchange on which the shares of such stock or units of other securities are listed or admitted to trading is open for the transaction of business or, if the shares of such stock or other units of such security are not listed or admitted to trading on any national securities exchange, a Business Day; provided, that if such security is not listed or quoted on the NYSE or NASDAQ and the principal market for such security is a non-U.S. securities exchange, then “Trading Day” shall mean a day on which such non-U.S. securities exchange is open for the transaction of business. Subject to Section 11(d)(ii) with respect to Units, if such stock or unit of other securities is not publicly held or not so listed, traded or quoted, “Current Market Price” per share or other unit of such securities shall mean the fair value per share of stock or other unit of such securities as determined in good faith by the Board whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

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(ii)       For the purpose of any computation hereunder, the “Current Market Price” per Unit shall be determined in the same manner as set forth above in paragraph (i) of this Section 11(d) (other than the last sentence thereof). If the Current Market Price per Unit cannot be determined in the manner provided above because the Units are not publicly held, listed or traded or quoted in a manner described in paragraph (i) of this Section 11(d), the “Current Market Price” per Unit shall be conclusively deemed to be an amount equal to the Current Market Price per share of the Common Stock of the Company. If neither the shares of Common Stock of the Company nor the Units are listed or traded or quoted as described in Section 11(d)(i), “Current Market Price” per share thereof shall mean the fair value per share of Common Stock of the Company as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(e)       Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest thousandth of a Unit or share of Common Stock or any other security, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which mandates such adjustment, or (ii) the Final Expiration Date.

(f)        If as a result of an adjustment made pursuant to Section 11(a)(ii), the holder of any Right thereafter exercised shall become entitled to receive any securities other than Units, thereafter the number of the other securities so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Preferred Stock and/or Units contained in Sections 11(a), (b), (c), (d), (e), (g), (h), (i), (j), (k), (l) and (m), and the provisions of Sections 7, 9, 10 and 13 with respect to the shares of Preferred Stock and/or Units shall apply on like terms to any such other shares.

(g)       All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of Units (and/or other securities) purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h)       Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of Units (calculated to the nearest one-thousandth) equal to the quotient obtained by (i) multiplying (x) the number of Units covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i)       The Company may elect on or after the date of any adjustment of the Purchase Price or any adjustment to the number of Units for which a Right may be exercised, to adjust the number of Rights, in lieu of any adjustment in the number of Units purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of Units for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement (with prompt notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any date thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to the registered holders of Right Certificates on the record date Right Certificates evidencing, subject to Section 13, the additional Rights to which the holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such registered holders in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the registered holders of Right Certificates on the record date specified in the public announcement.

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(j)        Irrespective of any adjustment or change in the Purchase Price or the number of Units issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per Unit and the number of Units which were expressed in the initial Right Certificates issued hereunder.

(k)       Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, attributable to the Units, shares of Common Stock or other securities issuable upon exercise of the Rights, the Company shall use best efforts to take any corporate action, which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Units, shares of Common Stock or other securities at such adjusted Purchase Price.

(l)        In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent) until the occurrence of such event the issuance to the holder of any Right exercised after such record date the Units and/or other securities of the Company, if any, issuable upon such exercise over and above the Units and/or other securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive the additional Units and/or other securities upon the occurrence of the event requiring such adjustment.

(m)       Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in its good faith judgment the Board shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock or Common Stock, (ii) issuance wholly for cash of any shares of Preferred Stock or Common Stock at less than the Current Market Price, (iii) issuance wholly for cash of shares of Common Stock, Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock or Common Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Common Stock or Preferred Stock, shall not be taxable to such shareholders.

(n)       The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 22, Section 23 or Section 26, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or eliminate the benefits intended to be afforded by the Rights.

(o)       Anything in this Plan to the contrary notwithstanding, in the event that at any time after the date of this Plan and prior to the Distribution Date, the Company shall (i) declare or pay any dividend on the shares of Common Stock of the Company payable in shares of Common Stock of the Company or (ii) effect a subdivision or split the outstanding shares of Common Stock of the Company into a greater number of shares of Common Stock of the Company or (iii) combine or consolidate the outstanding shares of Common Stock of the Company into a small number of shares or effect a reverse split of the outstanding shares of Common Stock of the Company, then in any such case, each share of Common Stock outstanding following payment of such dividend, such subdivision, split, combination, consolidation or issuance shall continue to have one Right (as adjusted as otherwise provided herein) associated therewith and the Purchase Price following any such event shall be proportionately adjusted to equal the result obtained by multiplying the Purchase Price immediately prior to such event by a fraction, the numerator of which shall be the total number of shares of Common Stock of the Company outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock of the Company outstanding immediately following the occurrence of such event. The adjustment provided for in the preceding sentence shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

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Section 12.      Certification of Adjustments. Whenever an adjustment is made as provided in Section 11, the Company shall (a) promptly prepare a certificate setting forth the adjustment and a brief statement of facts and computations accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the shares of Common Stock and Preferred Stock a copy of the certificate, and (c) if a Distribution Date has occurred, mail or cause the Rights Agent to mail a brief summary thereof to each registered holder of a Right Certificate (or, if prior to the Distribution Date, to each holder of record of shares of Common Stock) in accordance with Section 25. Notwithstanding the foregoing sentence, the failure of the Company to prepare such certificate or statement or make such filings or mailings shall not affect the validity of, or the force or effect of, the requirement for such adjustment. The Rights Agent shall be fully protected in relying on any certificate prepared by the Company pursuant to Section 11 and shall have no duty with respect to any adjustment therein contained. Any adjustment to be made pursuant to Section 11 shall be effective as of the date of the event giving rise to the adjustment.

Section 13.      Fractional Rights and Fractional Shares.

(a)       The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. Units may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that the agreement shall provide that the holders of the depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Units represented by the depositary receipts. In lieu of such fractional Rights, there may be paid to the holders of record of the Right Certificates with regard to which the fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the then Current Market Value of a whole Right.

(b)       The Company shall not be required to issue fractions of Units or other securities upon exercise of the Rights or to distribute certificates which evidence fractional Units or other securities. In lieu of issuing fractions of Units or other securities, there may be paid to the registered holders of Right Certificates at the time the Right Certificates are exercised as herein provided an amount in cash equal to the same fraction of the then Current Market Value of a Unit or other securities, as the case may be.

(c)       The holder of a Right by the acceptance of a Right expressly waives his right to receive any fractional Right or fractional Unit or other fractional securities (other than the fractional shares of Preferred Stock represented by Units) upon exercise of a Right.

Section 14.      Rights of Action. All rights of action in respect of this Agreement, except those rights of action vested in the Rights Agent pursuant to Sections 17 and 19, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the holders of record of the Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, the shares of Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, any shares of Common Stock), may, in its own behalf and for its own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company or any other Person to enforce, or otherwise act in respect of, its right to exercise the Rights evidenced by the Right Certificate in the manner provided in the Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and, accordingly, that they will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Agreement.

Section 15.      Agreement of Right Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a)       prior to the Distribution Date, the Rights will not be evidenced by a Rights Certificate and will be transferable only in connection with the transfer of Common Stock of the Company;

(b)       from and after the Distribution Date, the Right Certificates will be transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates contained therein duly executed;

(c)       subject to Section 6 and Section 7(e), the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificate or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent or the transfer agent of the shares of Common Stock) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

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(d)       notwithstanding anything in this Agreement to the contrary, neither the Company, its directors, officers, employees and agents nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or by reason of any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation.

Section 16.      Right Certificate Holder Not Deemed a Shareholder. No holder of a Right, as such, shall be entitled to vote, receive dividends in respect of or be deemed for any purpose to be the holder of shares of Common Stock, Preferred Stock, Units or any other securities of the Company which may at any time be issuable upon the exercise of the Rights, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in Section 24 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

Section 17.      Concerning the Rights Agent.

(a)       The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, reimbursement of its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the preparation, delivery, amendment, administration and execution of this Plan and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, demand, judgment, fine, penalty, claim, settlement, cost or expense incurred without gross negligence or willful misconduct on the part of the Rights Agent as each must be finally determined by a court of competent jurisdiction, for any action taken, suffered or omitted by the Rights Agent in connection with the acceptance and administration of this Plan, including the costs and expenses of defending against any claim of liability in the premises.

(b)       The Rights Agent shall be authorized and protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in good faith in connection with its administration of this Plan in reliance upon any Right Certificate, certificate for shares of Common or Preferred Stock, Units or other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document reasonably believed by it to be genuine and to be signed, executed and, where necessary, guaranteed, verified or acknowledged, by the proper person or persons.

The indemnity provided herein shall survive the termination of this Agreement and the termination and the expiration of the Rights. The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company. Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits) (other than by reason of gross negligence or willful misconduct), even if the Rights Agent has been advised of the likelihood of such loss or damage. Any liability of the Rights Agent under this Plan (other than by reason of gross negligence or willful misconduct) will be limited to the amount of fees paid by the Company to the Rights Agent.

Section 18.      Merger or Consolidation or Change of Name of Rights Agent.

(a)       Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the shareholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Plan without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 20. In case at the time such successor Rights Agent shall succeed to the agency created by this Plan, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Plan.

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PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

(b)       In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Plan.

Section 19.      Duties of Rights Agent. The Rights Agent undertakes to perform only the duties and obligations expressly imposed by this Plan upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

(a)       The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of, any action taken, suffered or omitted by it in good faith and in accordance with such advice or opinion.

(b)       Whenever in the performance of its duties under this Plan the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of Current Market Price) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the Chief Executive Officer, the Chief Strategy Officer, or any Vice President of the Company and by the Chief Financial Officer, Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization and protection to the Rights Agent, and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted in good faith by it under the provisions of this Plan in reliance upon such certificate.

(c)       The Rights Agent shall be liable hereunder only for its own gross negligence or willful misconduct, as each is finally determined by a court of competent jurisdiction.

(d)       The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Plan or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e)       The Rights Agent shall not have any liability for nor be under any responsibility in respect of the validity of this Plan or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereon); nor shall it be liable nor responsible for any breach by the Company of any covenant or condition contained in this Plan or in any Right Certificate; nor shall it be liable or responsible for any adjustment required under the provisions of Sections 11 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate describing any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Stock or Common Stock to be issued pursuant to this Plan or any Right Certificate or as to whether any shares of Preferred Stock (or other securities, as the case may be) will, when issued, be validly authorized and issued, fully paid and nonassessable.

(f)       The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Plan.

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(g)       The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the Chief Executive Officer, the Chief Strategy Officer or any Vice President, the Chief Financial Officer, Treasurer, Assistant Treasurer, the Secretary or any Assistant Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and such advice or instructions shall be full authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in good faith in accordance with the advice or instructions of any such officer.

(h)       The Rights Agent and any shareholder, Affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Plan. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

(i)        If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 of such certificate, the Rights Agent shall not take any further action with respect to such requested exercise of transfer without first consulting with the Company.

(j)       No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder (other than internal costs incurred by the Rights Agent in providing services to the Company in the ordinary course of its business as Rights Agent) or in the exercise of its rights if it believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k)       The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be liable, answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company, any holder of Rights or any other Person resulting from any such act, default, neglect or misconduct, absent gross negligence or willful misconduct in the selection and continued employment thereof, as each is finally determined by a court of competent jurisdiction.

Section 20.      Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Plan upon 30 days notice in writing mailed to the Company and to each transfer agent of the shares of Common Stock by registered or certified mail, and to the registered holders of the Right Certificates by mail. The Company may remove the Rights Agent or any successor Rights Agent (with or without cause) upon 30 days notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the shares of Common Stock by registered or certified mail, and to the registered holders of the Right Certificates by mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. Notwithstanding the foregoing provisions of this Section 20, in no event shall the resignation or removal of a Rights Agent be effective until a successor Rights Agent shall have been appointed and have accepted such appointment. If the Company shall fail to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the registered holder of a Right Certificate (who shall, with such notice, submit such holder’s Right Certificate for inspection by the Company), then the incumbent Rights Agent or the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a Person organized and doing business under the laws of the United States or any state of the United States so long as such Person is in good standing, is authorized to do business in such state, is authorized under such laws to exercise shareholder services powers, is subject to supervision or examination by federal or state authority and has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an Affiliate of a Person described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and shall execute and deliver, if applicable, any further assurance, conveyance, act or deed necessary for that purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock, and mail a notice thereof in writing to the registered holders of the Right Certificates, if any. Failure to give any notice provided for in this Section 20, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

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Section 21.      Issuance of New Right Certificates. Notwithstanding any of the provisions of this Plan or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares of stock or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Plan. In addition, in connection with the issuance or sale of shares of Common Stock of the Company following the Distribution Date and prior to the earlier of the Redemption Date and the Final Expiration Date, the Company (a) shall, with respect to shares of Common Stock of the Company so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities hereafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued, and (ii) no such Right Certificate shall be issued, if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 22.      Redemption.

(a)       (i) The Board may, at its option, at any time prior to the earlier of (x) the Close of Business on the tenth calendar day after the Stock Acquisition Date or (y) the Close of Business on the Final Expiration Date, direct the Company to, and if directed, the Company shall, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right (the total amount paid to any holder of Rights to be rounded up to the nearest $0.01), as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date (such redemption price being hereinafter referred to as the “Redemption Price”).

(b)       Immediately upon the action of the Board directing the Company to make the redemption of the Rights, evidence of which shall have been filed with the Rights Agent, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board directing the Company to make such redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and each such holder of the then outstanding Rights by mailing such notice to the Rights Agent and to each such holders at such holder’s last address as it appears upon the registry books of the Rights Agent, or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made, unless such notice is mailed together with such payment.

In the case of a redemption permitted under Section 22(a), the Company may, at its option, discharge all of its obligations with respect to the Rights by (i) issuing a press release announcing the manner of redemption of the Rights (with prompt notice thereof to the Rights Agent) and (ii) mailing payment of the Redemption Price to each registered holder of the Rights at each such holder’s last address as it appears on the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent of the Common Stock, and upon such action, all outstanding Rights Certificates shall be null and void without any further action by the Company.

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Section 23.      Exchange.

(a)       The Board may, at its option, at any time after the later of the Stock Acquisition Date or the Distribution Date, exchange all or part of the then-outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 11(a)(ii)) for Common Stock of the Company at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the Record Date (such exchange ratio being hereinafter referred to as the “Exchange Ratio”); provided, however, that in connection with any exchange effected pursuant to this Section 23, the Board may (but shall not be required to) determine that a holder of Rights shall not be entitled to receive shares of Common Stock that would result in such holder, together with such holder’s Affiliates, becoming the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding. If a holder would, but for the proviso set forth in the previous sentence, be entitled to receive a number of shares under this Section 23 that would otherwise result in such holder, together with such holder’s Affiliates, becoming the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding (such shares, the “Excess Exchange Shares”), in lieu of receiving such Excess Exchange Shares, such holder will be entitled to receive an amount in (1) cash, (2) debt securities of the Company, (3) other assets, or (4) any combination of the foregoing, having an aggregate value equal to the Current Market Price per share of the Common Stock on the date of the Stock Acquisition Date or Distribution Date, as applicable, multiplied by the number of Excess Exchange Shares that would otherwise have been issuable to such holder. Any such exchange will be effective immediately upon the action of the Board ordering the same, unless such action of the Board expressly provides that such exchange will be effective at a subsequent time or upon the occurrence or nonoccurrence of one or more specified events (in which case such exchange will be effective in accordance with the provisions of such action of the Board). Without limiting the foregoing, prior to effecting an exchange pursuant to this Section 23, the Board may enter into a Trust Agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the Common Stock issuable pursuant to the exchange (or any portion thereof that has not theretofore been issued in connection with the exchange). From and after the time at which such shares are issued to the Trust, all shareholders then entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Any shares of Common Stock issued at the direction of the Board in connection herewith shall be validly issued, fully paid and nonassessable Common Stock, and the Company shall be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the shares so issued.

(b)       Immediately upon the action of the Board authorizing the exchange of any Rights pursuant to Section 23(a) and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of the holders of such Rights shall be to receive that number of shares of Common Stock (or Units, as applicable) equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company shall promptly mail a notice of any such exchange to all of the holders of Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each notice of exchange will state the method by which the exchange of shares of Common Stock (or Units, as applicable) for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 7(e)) held by each holder of Rights.

(c)       In any exchange pursuant to this Section 23, the Company, at its option, may, and to the extent there are an insufficient number of authorized shares of Common Stock not reserved for any other purpose to exchange all of the outstanding Rights shall, substitute Units or Share Equivalents for some or all of the shares of Common Stock exchangeable for Rights, at the initial rate of one Unit or Share Equivalent for each share of Common Stock.

(d)       The Board shall not authorize any exchange transaction referred to in Section 23(a) unless at the time such exchange is authorized there shall be sufficient shares of Common Stock (and/or Units or Unit Equivalents) issued but not outstanding, or authorized but unissued, to permit the exchange of Rights as contemplated in accordance with this Section 23.

Section 24.      Notice of Proposed Actions.

(a)       In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend to the holders of record of its shares of Preferred Stock payable in stock of any class or to make any other distribution to the holders of record of its shares of Preferred Stock (other than a regular periodic cash dividend out of earnings or retained earnings of the Company), (ii) to offer to the holders of record of its shares of Preferred Stock options, warrants, or other rights to subscribe for or to purchase shares of Preferred Stock (including any security convertible into or exchangeable for shares of Preferred Stock) or shares of stock of any class or any other securities, options, warrants, convertible or exchangeable securities or other rights, (iii) to effect any reclassification of its shares of Preferred Stock or any recapitalization or reorganization of the Company, (iv) to effect any consolidation, combination or merger with or into, or any share exchange with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets, earning power or cash flow of the Company and its Subsidiaries (taken as a whole) to, any other Person or Persons, or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to the Rights Agent and to each registered holder of a Right Certificate, to the extent feasible and in accordance with Section 25, a notice of such proposed action, which shall specify the record date for the purposes of such dividend or distribution, or the date on which such reclassification, recapitalization, reorganization, consolidation, combination, merger, share exchange, sale or transfer of assets, liquidation, dissolution, or winding up is to take place and the record date for determining participation therein by the holders of record of shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of record of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of record of the shares of Preferred Stock, whichever shall be the earlier. The failure to give notice required by this Section 24 or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.

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(b)       In case a Section 11(a)(ii) Event is proposed, then, in any such case, the Company shall, as soon as practicable thereafter, give to the Rights Agent and to each registered holder of Rights, to the extent feasible, in accordance with Section 25, notice of the occurrence of such event or proposal of such transaction which notice shall specify the proposed event and the consequences of the event to holders of Rights under Section 11(a)(ii), upon consummating such transaction, shall similarly give notice thereof to each holder of Rights.

Section 25.      Notices.

Notices or demands authorized by this Plan to be given or made by the Rights Agent or by the registered holder of any Right Certificate or Right to or on behalf of the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

iMedia Brands, Inc.
6740 Shady Oak Road
Eden Prairie, Minnesota 55344
Attention: Chief Executive Officer

with a copy (which shall not constitute notice) to:
Faegre Drinker Biddle & Reath LLP
90 South Seventh Street
2200 Wells Fargo Center
Minneapolis, Minnesota 55402
Attention: Jonathan Zimmerman

Subject to the provisions of Section 20, any notice or demand authorized by this Plan to be given or made by the Company or by the registered holder of any Right Certificate or Right to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

Equiniti Trust Company
1110 Centre Point Curve, Suite 101
Mendota Heights, MN 55120
Attention: Relationship Management

Notices or demands authorized by this Plan to be given or made by the Company or the Rights Agent to the registered holder of any Right Certificate or Right shall be sufficiently given or made if sent by mail, postage prepaid, addressed to such holder at the address of such holder as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent.

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Section 26.      Supplements and Amendments. Subject to extension by the Board by amendments, prior to the Close of Business on the tenth calendar day after the Stock Acquisition Date, the Company may in its sole and absolute discretion and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement (including without limitation amendments that increase or decrease the Purchase Price or Redemption Price or accelerate or extend the Final Expiration Date or the period in which Rights may be redeemed), without the approval of any holders of the Rights or shares of Common Stock. From and after the Close of Business on the tenth calendar day after the Stock Acquisition Date, the Company may and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Right Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder, or (iv) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable which shall not adversely affect the interests of the holders of Right Certificates (other than any interest an Acquiring Person or an Affiliate or Associate of an Acquiring Person has other than as a holder of Rights). Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment. Prior to the Stock Acquisition Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of shares of Common Stock. Notwithstanding anything contained herein to the contrary, the Rights Agent may, but shall not obligated to, enter into any supplement or amendment that affects the Rights Agent’s own rights, duties, obligations or immunities under this Plan. In addition, notwithstanding anything to the contrary in this Plan, no supplement or amendment to this Plan shall be made that extends the Expiration Date.

Section 27.      Successors. All of the covenants and provisions of this Plan by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 28.      Benefits of this Plan. Nothing in this Plan shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the shares of Common Stock) any legal or equitable right, remedy or claim under this Plan but this Plan shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the shares of Common Stock).

Section 29.      Governing Law. This Plan and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Minnesota and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state.

Section 30.      Counterparts. This Plan may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Plan by facsimile or electronic mail shall be as effective as delivery of a manually executed counterpart of this Rights Agreement.

Section 31.      Descriptive Headings. Descriptive headings of the several sections of this Plan are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions.

Section 32.      Severability. If any term, provision, covenant or restriction of this Plan is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Plan to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Plan would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 22 hereof shall be reinstated and shall not expire until the Close of Business on the tenth Business Day following the date of such determination by the Board.

Section 33.      Determination and Actions by the Board, etc. The Board shall have the exclusive power and authority to administer this Plan and to exercise all rights and powers specifically granted to the Board, or to the Company, or as may be necessary or advisable in the administration of this Plan, including, without limitation, the right and power to (i) interpret the provisions of this Plan, and (ii) make all determinations or judgments deemed necessary or advisable for the administration of this Plan (including without limitation a determination to redeem or not redeem the Rights or to amend this Plan) or otherwise contemplated by this Plan. All such actions, calculations, interpretations, judgments and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board to any liability to the holders of the Rights Certificates. The Rights Agent is entitled always to assume the Board acted in good faith and shall be fully protected and incur no liability in reliance thereon.

[signature page follows]

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IN WITNESS WHEREOF, the parties have caused this Plan to be duly executed, all as of the day and year first above written.

Attest:		IMEDIA BRANDS, INC.[4]

By:	/s/ Timothy Peterman	By:	/s/ Russell Nuce
Name:	Timothy Peterman	Name:	Russell Nuce
Title:	Executive Vice President,Chief Financial Officer	Title:	Executive Vice President and Chief Strategy Officer

EQUINITI TRUST COMPANY5

By:	/s/ Darcie Rummel
Name:	Darcie Rummel
Title:	Officer

4 Originally EVINE Live Inc.

5 Originally Wells Fargo Bank, N.A.

[Signature Page to Shareholder Rights Plan]

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

EXHIBIT A

to Shareholder Rights Plan

CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS

OF SERIES A JUNIOR PARTICIPATING CUMULATIVE PREFERRED STOCK

($0.01 PAR VALUE)

OF

iMedia Brands, Inc.

Pursuant to Section 302A.401 of the Business Corporation Act

of the State of Minnesota

I, [NAME], [TITLE(S)] of iMedia Brands, Inc., a corporation organized and existing under the Business Corporation Act of the State of Minnesota (the "Corporation"), in accordance with the provisions of Section 302A.401 thereof, DO HEREBY CERTIFY:

That pursuant to the authority conferred upon the Board of Directors of the Corporation (the "Board of Directors") by the Amended and Restated Articles of Incorporation of the Corporation (the “Articles”), a duly authorized committee of the Board of Directors on July 10, 2015, adopted the following resolution creating a series of four hundred thousand (400,000) shares of preferred stock of the par value of $0.01 per share designated as Series A Junior Participating Cumulative Preferred Stock:

RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors in accordance with the provisions of the Articles, a series of preferred stock of the Corporation be, and it hereby is, created, and that the designation and amount thereof and the relative rights and preferences of the shares of such series, are as follows:

SECTION 1.       DESIGNATION AND AMOUNT. The shares of such series shall be designated as “Series A Junior Participating Cumulative Preferred Stock” (the "Series A Junior Participating Cumulative Preferred Stock") and shall have a par value per share of $0.01, and the number of shares constituting the Series A Junior Participating Cumulative Preferred Stock shall be four hundred thousand (400,000). Such number of shares may be increased or decreased by resolution of the Board of Directors; provided that no decrease shall reduce the number of shares of Series A Junior Participating Cumulative Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Junior Participating Cumulative Preferred Stock.

SECTION 2.       DIVIDENDS AND DISTRIBUTIONS.

(A)       Subject to the prior and superior rights of the holders of any shares of any series of preferred stock ranking prior and superior to the shares of Series A Junior Participating Cumulative Preferred Stock with respect to dividends or distributions, the holders of shares of Series A Junior Participating Cumulative Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date, a "Quarterly Dividend Payment Date") commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Cumulative Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $10.00 or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the common stock, par value $0.01 per share, of the Corporation (the “Common Stock”) since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Cumulative Preferred Stock. In the event the Corporation shall at any time after July 23, 2015 (the “Rights Declaration Date”) (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a small number of shares, then in each such case the amount to which holders of shares of Series A Junior Participating Cumulative Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

(B)       The Corporation shall declare a dividend or distribution on the Series A Junior Participating Cumulative Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $10.00 per share on the Series A Junior Participating Cumulative Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(C)       Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Cumulative Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Cumulative Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for determination of holders of shares of Series A Junior Participating Cumulative Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Cumulative Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Cumulative Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 45 days prior to the date fixed for the payment thereof.

SECTION 3.       VOTING RIGHTS. The holders of shares of Series A Junior Participating Cumulative Preferred Stock shall have the following voting rights:

(A)       Subject to the provision for adjustment hereinafter set forth, each share of Series A Junior Participating Cumulative Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the shareholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Junior Participating Cumulative Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B)       Except as otherwise provided herein or by law, the holders of shares of Series A Junior Participating Cumulative Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation.

(C)       (i) If at any time dividends on any Series A Junior Participating Cumulative Preferred Stock shall be in arrears in an amount equal to six (6) quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a “default period”) that shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series A Junior Participating Cumulative Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of preferred stock (including holders of the Series A Junior Participating Cumulative Preferred Stock) with dividends in arrears in an amount equal to six (6) quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two (2) directors.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

(ii) During any default period, such voting right of the holders of Series A Junior Participating Cumulative Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this Section 3(C) or at any annual meeting of shareholders, and thereafter at annual meetings of shareholders, provided that neither such voting right nor the right of the holders of any other series of preferred stock, if any, to increase, in certain cases, the authorized number of directors shall be exercised unless the holders of ten percent (10%) in number of shares of preferred stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of preferred stock of such voting right. At any meeting at which the holders of preferred stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect directors to fill such vacancies, if any, in the Board of Directors as may then exist up to two (2) directors or, if such right is exercised at an annual meeting, to elect two (2) directors. If the number that may be so elected at any special meeting does not amount to the required number, the holders of the preferred stock shall have the right to make such increase in the number of directors as shall be necessary to permit the election by them of the required number. After the holders of the preferred stock shall have exercised their right to elect directors in any default period and during the continuance of such period, the number of directors shall not be increased or decreased except by vote of the holders of cumulative preferred stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series A Junior Participating Cumulative Preferred Stock.

(iii) Unless the holders of preferred stock shall, during an existing default period, have previously exercised their right to elect directors, the Board of Directors may order, or any shareholder or shareholders owning in the aggregate not less than ten percent (10%) of the total number of shares of preferred stock outstanding, irrespective of series, may request, the calling of a special meeting of the holders of preferred stock, which meeting shall thereupon be called by the Chief Executive Officer, Chief Financial Officer, Chief Strategy Officer, a Vice-President or the Secretary of the Corporation. Notice of such meeting and of any annual meeting at which holders of preferred stock are entitled to vote pursuant to this paragraph (C)(iii) shall be given to each holder of record of preferred stock by mailing a copy of such notice to such holder at such holder’s last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than 20 days and not later than 60 days after such order or request, or in default of the calling of such meeting within 60 days after such order or request, such meeting may be called on similar notice by any shareholder or shareholders owning in the aggregate not less than ten percent (10%) of the total number of shares of preferred stock outstanding. Notwithstanding the provisions of this paragraph (C)(iii), no such special meeting shall be called during the period within 60 days immediately preceding the date fixed for the next annual meeting of the shareholders.

(iv) In any default period, the holders of Common Stock, and other classes of stock of the Corporation if applicable, shall continue to be entitled to elect the whole number of directors until the holders of preferred stock shall have exercised their right to elect two (2) directors voting as a class, after the exercise of which right (x) the directors so elected by the holders of preferred stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board of Directors may (except as provided in paragraph (C)(ii) of this Section (3) be filled by vote of a majority of the remaining directors theretofore elected by the holders of the class of stock that elected the director whose office shall have become vacant. References in this paragraph (C) to directors elected by the holders of a particular class of stock shall include directors elected by such directors to fill vacancies as provided in clause (y) of the foregoing sentence.

(v) Immediately upon the expiration of a default period, (x) the right of the holders of preferred stock as a class to elect directors shall cease, (y) the term of any directors elected by the holders of Preferred stock as a class shall terminate, and (z) the number of directors shall be such number as may be provided for in the Articles or the Corporation’s by-laws (the “By-Laws”) irrespective of any increase made pursuant to the provisions of paragraph (C)(ii) of this Section 3 (such number being subject, however, to change thereafter in any manner provided by law or in the Articles or By-Laws). Any vacancies in the Board of Directors effected by the provisions of clauses (y) and (z) in the preceding sentence may be filled by a majority of the remaining directors.

(D)          Except as set forth herein, holders of Series A Junior Participating Cumulative Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

SECTION 4.     REACQUIRED SHARES. Any shares of Series A Junior Participating Cumulative Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of preferred stock of the Corporation and may be reissued as part of a new series of preferred stock to be established by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein or as otherwise required by law.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

SECTION 5.     LIQUIDATION, DISSOLUTION OR WINDING UP.

(A)     Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking (either as to dividends or upon liquidation, dissolution or winding up) junior to the Series A Junior Participating Cumulative Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Cumulative Preferred Stock shall have received $10.00 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series A Liquidation Preference”). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Junior Participating Cumulative Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 1,000 (as appropriately adjusted as set forth in subparagraph C below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii), the “Adjustment Number”). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Junior Participating Cumulative Preferred Stock and Common Stock, respectively, holders of Series A Junior Participating Cumulative Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Cumulative Preferred Stock and Common Stock, on a per share basis, respectively.

(B)     In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of preferred stock, if any, that rank on a parity with the Series A Junior Participating Cumulative Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

(C)     In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted automatically by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

SECTION 6.      CONSOLIDATION, MERGER, ETC. In the event the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Junior Participating Cumulative Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Junior Participating Cumulative Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

SECTION 7.      NO REDEMPTION. The shares of Series A Junior Participating Cumulative Preferred Stock shall not be redeemable.

SECTION 8.      RANKING. The Series A Junior Participating Cumulative Preferred Stock shall rank junior to all other series of preferred stock as to the payment of dividends and the distribution of assets.

SECTION 9.      AMENDMENT. The Articles shall not be further amended in any manner that would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Cumulative Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Series A Junior Participating Cumulative Preferred Stock, voting separately as a class.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

SECTION 10.    FRACTIONAL SHARES. Series A Junior Participating Cumulative Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Cumulative Preferred Stock.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Designation, Preferences and Rights and does affirm the foregoing as true under the penalties of perjury this ___ day of [MONTH] [YEAR].

iMedia Brands, Inc.

By:
Name:	[NAME]
Title:	[TITLE(S)]

A-6

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

EXHIBIT B

to Shareholder Rights Plan

[Form of Right Certificate]

Certificate No. R-	_________Rights

NOT EXERCISABLE AFTER JULY 13, 2025, SUBJECT TO EARLIER REDEMPTION OR EXPIRATION PURSUANT TO THE SHAREHOLDER RIGHTS PLAN. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.001 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. THE RIGHTS EVIDENCED BY THIS CERTIFICATE SHALL NOT BE EXERCISABLE, AND SHALL BE VOID SO LONG AS HELD BY A HOLDER IN ANY JURISDICTION WHERE THE REQUISITE QUALIFICATION FOR THE ISSUANCE TO SUCH HOLDER, OR THE EXERCISE BY SUCH HOLDER, OF THE RIGHTS IN SUCH JURISDICTION SHALL NOT HAVE BEEN OBTAINED OR BE OBTAINABLE. THE BENEFICIAL OWNER OF THE RIGHTS REPRESENTED BY THIS RIGHT CERTIFICATE MAY BE AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE (AS DEFINED IN THE SHAREHOLDER RIGHTS PLAN) OF AN ACQUIRING PERSON OR A SUBSEQUENT HOLDER OF A RIGHT CERTIFICATE BENEFICIALLY OWNED BY SUCH PERSONS. ACCORDINGLY, UNDER CERTAIN CIRCUMSTANCES AS PROVIDED IN THE RIGHTS AGREEMENT, THIS RIGHT CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY WILL BE NULL AND VOID.

Right Certificate

iMedia Brands, Inc.

This certifies that ____________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Shareholder Rights Plan, dated July 13, 2015, as amended, restated, renewed or extended from time to time (the “Plan”) between IMEDIA BRANDS, INC., a Minnesota corporation (“Company”), and Equiniti Trust Company (“Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Plan) and prior to 5:00 P.M. New York time on July 13, 2025, at the office or offices of the Rights Agent, or its successors as Rights Agent, designated for such purpose, one one-thousandth of a fully paid, nonassessable share of Series A Junior Participating Cumulative Preferred Stock, par value $0.01 per share, of the Company (a “Unit”), at a purchase price of $9.00, as the same may from time to time be adjusted in accordance with the Plan (“Purchase Price”), upon presentation and surrender or this Right Certificate with the Form of Election to Purchase and included Certificate duly completed and executed. The number of Rights evidenced by this Right Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of ________, 20___, based on the Units as constituted at such date.

As provided in the Plan, the Purchase Price and the number of Units which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events and, upon the happening of certain events, shares of Common Stock or other securities other than Units, or other property, may be acquired upon exercise of the Rights evidenced by this Right Certificate, as provided by the Plan.

As more fully set forth in the Plan, from and after the first occurrence of a Section 11(a)(ii) Event (as such term is defined in the Plan), if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person (as such terms are defined in the Plan), (ii) a transferee of such Acquiring Person (or of any such Associate or Affiliate), or (iii) under certain circumstances specified in the Plan, a transferee of such Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with such Acquiring Person becoming such, such Rights shall become null and void without any further action, and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event, whether under the Plan or otherwise.

This Right Certificate is subject to all of the terms, provisions and conditions of the Plan, which terms, provisions and conditions are incorporated herein by reference and made a part hereof and to which Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities of the Rights Agent, the Company and the registered holders of the Right Certificates. Copies of the Plan are on file at the principal executive office of the Company and will be mailed to shareholders upon request to the Rights Agent.

B-1

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

This Right Certificate, with or without other Right Certificates, upon surrender at the office or offices of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the registered holder to purchase a like aggregate number of Units as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled the holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive, upon surrender hereof, the Right Certificate indicating the remaining Rights represented thereby or another Right Certificate or Right Certificates for the number of Rights not exercised.

Subject to the provisions of the Plan, the Rights evidenced by this Certificate may be (x) redeemed by the Company at its option at a redemption price of $0.001 per Right at any time prior to the earlier of the Close of Business on (i) the tenth calendar day after Stock Acquisition Date, and (ii) the Final Expiration Date, or under certain other conditions as specified in the Plan, and (y) exchanged, after any Person becomes an Acquiring Person (as such terms are defined in the Plan), at the option of the Board of Directors of the Company, for one share of Common Stock of the Company as set forth in the Plan.

No fractional Units, shares of Common Stock of the Company or other securities (other than fractions of a share of Preferred Stock represented by Units) shall be required to be issued upon the exercise of any Right or Rights evidenced hereby, and in lieu thereof, as provided in the Plan, a holder otherwise entitled to fractions of shares of Common Stock, Units or other securities (other than fractions of a share of Preferred Stock represented by Units) may receive an amount in cash equal to the same fraction of the then current value of a shares of Common Stock or such other securities.

No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Units, shares of Preferred Stock, shares of Common Stock or of any other securities of the Company which may at any time be issuable upon the exercise hereof, nor shall anything contained in the Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors, or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action or to receive notice of meetings or other actions affecting shareholders (except as provided in the Plan) or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Plan.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

[remainder of page intentionally left blank]

B-2

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal, dated as of __________ __, ____.

ATTEST:		iMedia Brands, Inc.

By:		By:
	Title		Title:

Countersigned:

EQUINITI TRUST COMPANY

Rights Agent

By:
Authorized signature

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PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

[Form of Reverse Side of Right Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder
desires to transfer the Right Certificate.)

FOR VALUE RECEIVED __________________________ hereby sells, assigns and transfers unto

(Please print name and address of transferee)

______________ Rights evidenced by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________________ Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated: _____________, 20__

Signature

(Signature must conform in all respects to the name of holder as written upon the face of this Right Certificate, without alteration or enlargement or any change whatsoever.)

Signature Guaranteed:*

*	Signature must be guaranteed by an “Eligible Guarantor Institution” pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934.

B-4

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1)         the Rights evidenced by this Right Certificate

[    ] are

[    ] are not

being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Plan);

(2)         after due inquiry and to the best knowledge of the undersigned, the undersigned

[    ] did

[    ] did not

acquire the Rights evidenced by this Right Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person or any transferee of such Persons.

Dated: ______________, 20__

Signature:

(Signature must conform in all respects to the name of holder as written upon the face of this Right Certificate, without alteration or enlargement or any change whatsoever.)

Signature Guaranteed:*

*	Signature must be guaranteed by an “Eligible Guarantor Institution” pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934.

B-5

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

FORM OF ELECTION TO PURCHASE

(To be executed if registered holder desires to Exercise the Right Certificate.)

To:          IMEDIA BRANDS, INC.

The undersigned hereby irrevocably elects to exercise ____________ Rights represented by this Right Certificate to purchase the number of one one-thousandths of a share of Preferred Stock, shares of Common Stock or other securities issuable upon the exercise of such Rights and requests that certificates representing such share(s) or other securities be issued in the name of:

Please insert social security or other identifying number

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the remaining such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying number

(Please print name and address)

Dated: ________________, 20__

Signature

(Signature must conform in all respects to the name of holder as written upon the face of the Right Certificate, without alteration or enlargement or any change whatsoever.)

Signature Guaranteed: *

*	Signature must be guaranteed by an “Eligible Guarantor Institution” pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934.

B-6

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1)        the Rights evidenced by this Right Certificate

[   ] are

[   ] are not

being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Plan);

(2)        after due inquiry and to the best knowledge of the undersigned, the undersigned

[   ] did

[   ] did not

acquire the Rights evidenced by this Right Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person or any transferee of such Persons.

Dated: ______________, 20__

Signature:

(Signature must conform in all respects to the name of holder as written upon the face of this Right Certificate, without alteration or enlargement or any change whatsoever.)

Signature Guaranteed:*

*	Signature must be guaranteed by an “Eligible Guarantor Institution” pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934.

B-7

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

IMEDIA BRANDS, INC.

SUMMARY OF THE TERMS OF THE RIGHTS TO PURCHASE

UNITS OF

PREFERRED STOCK

On July 10, 2015, a duly authorized committee of the Board of Directors of iMedia Brands, Inc. (the “Company”) declared a dividend distribution of one purchase right (a “Right”) for each outstanding share of Common Stock, par value $0.01 per share (“Common Stock”), of the Company, payable to shareholders of record on July 23, 2015, and issuable as of that date. Except in the circumstances described below, each Right, when it becomes exercisable, entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Cumulative Preferred Stock, $.01 par value, of the Company (“Preferred Stock” and each one one-thousandth of a share of Preferred Stock, a “Unit”) at a price of $9.00 per Unit (the “Purchase Price”). The rights of a holder of a Unit are substantially equivalent to the rights of a holder of a share of Common Stock. The description and terms of the Rights are set forth in a Shareholder Rights Plan (the “Plan”) between the Company and Equiniti Trust Company (the “Rights Agent”).

The Company has generated substantial operating losses and other tax attributes in previous years which, under the Internal Revenue Code of 1986 (the “Code”), the Company may in certain circumstances use to offset current and future earnings and thus reduce its future federal income tax liability (subject to certain requirements and restrictions. However, if the Company experiences an “Ownership Change,” as defined in Section 382 of the Code and the treasury regulations thereunder (“Section 382”), its ability to use the tax attributes could be substantially limited or lost altogether. In order to seek to avoid an “Ownership Change”, the Board of Directors adopted the Plan.

As discussed below, initially the Rights will not be exercisable, certificates will not be sent to shareholders and the Rights will automatically trade with the Common Stock.

The Rights will be evidenced by the Common Stock certificates, and Rights relating to shares of Common Stock not represented by certificates will be represented by notation on the records of the Company, until the close of business on the earlier to occur of (i) the tenth calendar day after the day on which a public announcement or filing that a person or group of affiliated or associated persons has become an “Acquiring Person”, which is defined as a person who, at any time after the date of the Rights Agreement, has acquired, or obtained the right to acquire, beneficial ownership of 4.99% or more of the Common Stock of the Company then outstanding , subject to certain exceptions as described below, or (ii) the tenth day (or a later date determined by the Board of Directors of the Company) after the commencement of a tender or exchange offer the consummation of which would result in a person becoming an Acquiring Person (the earlier of these dates is called the “Distribution Date”).

As soon as practicable following a Distribution Date, the Rights Agent will, if requested to do so by the Company, mail separate certificates evidencing the Rights (“Right Certificates”) to holders of record of shares of the Common Stock as of the close of business on the Distribution Date, and those separate certificates alone will evidence the Rights from and after the Distribution Date.

Each of the following persons will not be deemed to be an Acquiring Person, even if they have acquired, or obtained the right to acquire, beneficial ownership of 4.99% or more of the shares of Common Stock of the Company then outstanding: (i) the Company, (ii) any subsidiary of the Company, (iii) any employee benefit plan or employee stock plan of the Company or any subsidiary of the Company; (iv) any “direct public group” within the meaning of Treasury Regulations Section 1.382-2T(j(2(ii); (v) any person who the Board of Directors of the Company determines prior to the time the person would otherwise be an Acquiring Person, should be exempted from being an Acquiring Person; (vi) any person who would otherwise be an Acquiring Person upon the first public announcement by the Company of the adoption of the Plan, unless and until such person, or any affiliate of such person, acquires beneficial ownership of any additional shares of Common Stock after the first public announcement by the Company of the adoption of the Plan; (vii) any person who as the result of an acquisition of shares of Common Stock by the Company which, by reducing the number of shares of Common Stock outstanding, increases the proportionate number of shares of Common Stock beneficially owned by the person to 4.99% or more of the shares of Common Stock then outstanding; or (viii) any person who inadvertently may become an Acquiring Person, so long as the person promptly enters into, and delivers to the Company, an irrevocable commitment to promptly divest, and thereafter promptly divests beneficial ownership of sufficient shares of Common Stock so that the person ceases to be an Acquiring Person. In addition, no person shall be an Acquiring Person if the Board of Directors shall have affirmatively determined in light of the intent and purposes of the Plan or other circumstances facing the Company, that such person should not be deemed an Acquiring Person. A person (other than any “direct public group” within the meaning of Treasury Regulations Section 1.382-2T(j)(2(ii)) will be treated as the beneficial owner of 4.99% or more shares of the Common Stock if, in the determination of the Board of Directors, that person would be treated as a “5-percent shareholder” for purposes of Section 382 (substituting “4.99” for “5” each time “five” or “5” is used in or for purposes of Section 382.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

The Rights are not exercisable until after the Distribution Date. The Rights will expire upon the earliest of (i) the date on which all of the Rights are redeemed as described below, (ii) the date on which the Rights are exchanged as described below, (iii) the consummation of a reorganization transaction entered into by the Company resulting in the imposition of stock transfer restrictions that the Board of Directors determines will provide protection for the Company’s tax attributes similar to that provided by this Plan, (iv) the close of business on the effective date of the repeal of Section 382, or any other change, if the Board of Directors determines that this Plan is no longer necessary or desirable for the preservation of the Company’s tax attributes, (v) the date on which the Board of Directors determines that the Company’s tax attributes have been applied within the meaning of Section 382 and that this Plan is no longer necessary to preserve those tax attributes, (vi) the beginning of a taxable year of the Company to which the Board of Directors determines that none of the Company’s tax attributes may be carried forward, (vii) the close of business on the earlier of the first anniversary of the date of the Plan or the date of the Company’s 2016 annual meeting of shareholders, if the Plan shall not have been approved by the Company’s shareholders, (viii) the close of business on the date of the third annual meeting of shareholders following the last annual meeting of shareholders of the Company at which this Plan was most recently approved by shareholders, unless the Plan is re-approved by shareholders at that third annual meeting of shareholders, and (ix) the close of business on July 13, 2025.

The Purchase Price, and the number of Units, shares of Common Stock or other securities or property issuable upon exercise of the Rights, are subject to adjustment from time to time to prevent dilution: (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock; (ii) upon the grant to holders of Preferred Stock of certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock; or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above). The Purchase Price is also subject to adjustment from time to time in the event of a Common Stock dividend on, or a subdivision or combination of, the shares of Common Stock.

In the event any Person becomes an Acquiring Person, then each holder of record of a Right, other than the Acquiring Person, will thereafter have the right to receive, upon payment of the Purchase Price, that number of shares of Common Stock having a value at the time the person becomes an Acquiring Person equal to twice the Purchase Price. Any Rights that are or were at any time, on or after the Distribution Date, beneficially owned by an Acquiring Person will become null and void. After such an event, to the extent that insufficient shares of Common Stock are available for the exercise in full of the Rights, holders of Rights will receive upon exercise a number of shares of Common Stock to the extent available and then Units or other securities of the Company, assets, or cash, in proportions determined by the Company, so that the aggregate value received is equal to twice the Purchase Price.

No fractional shares of Common Stock or Units will be required to be issued upon exercise of the Rights and, in lieu thereof, a payment in cash equal to the fraction of the then current value of a share of Common Stock may be made.

At any time after a person becomes an Acquiring Person, the Board may exchange all of part of the outstanding Rights (other than those held by an Acquiring Person) for shares of Common Stock at an exchange rate of one share of Common Stock (and, in certain circumstances, a Unit) for each Right. The Company will promptly give public notice of any exchange (although failure to give notice will not affect the validity of the exchange).

At any time until close of business on the tenth calendar day after the day a public announcement or the filing is made indicating that a person has become an Acquiring Person (and prior to the giving of notice of the exchange or redemption, as applicable to the holders of the Rights), or thereafter under certain circumstances, the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

Immediately upon the action of the Board authorizing exchange or redemption of the Rights, the right to exercise the Rights will terminate, and the only right of the holders of Rights will be to receive (if applicable) the shares of Common Stock of the Company(or Units) issuable in connection with the exchange or the Redemption Price without any interest thereon.

Until the close of business on the tenth calendar day after the day a public announcement or a filing is made indicating that a person has become an Acquiring Person, or thereafter under certain circumstances, the Company may amend the Rights in any manner. The Company may also amend the Rights Agreement after the close of business on the tenth calendar day after the day a public announcement or filing is made indicating that a person has become an Acquiring Person, to cure ambiguities, to correct defective or inconsistent provisions or in any manner that does not adversely affect the interests of holders of the Rights.

Until a Right is exercised, the holder, as such, will have no rights as a shareholder of the Company, including the right to vote or to receive dividends.

The issuance of the Rights is not taxable to the Company or to shareholders under presently existing federal income tax law, and will not change the way in which shareholders can presently trade the Company’s shares of Common Stock. If the Rights should become exercisable, shareholders, depending on then existing circumstances, may recognize taxable income.

A copy of the Plan has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-K filed on July 13, 2015. A copy of the Plan is available free of charge from either the Rights Agent by writing to Equiniti Trust Company, 1110 Centre Pointe Curve, Suite 101, Mendota Heights, Minnesota 55120, Attention: Relationship Management, or the Company by writing to iMedia Brands, Inc., 6740 Shady Oak Road, Eden Prairie, Minnesota 55344, Attention: Corporate Secretary. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Plan, which is incorporated in this summary description by reference.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

APPENDIX B

PROPOSED AMENDMENT

TO ARTICLE 3 OF THE

THIRD AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

IMEDIA BRANDS, INC.

ARTICLE 3

CAPITAL

A.	The Corporation is authorized to issue Ten Million (10,000,000) shares of capital stock and Forty Million (40,000,000) shares of common stock, having a par value of one cent ($.01) per share in the case of common stock, and having a par value as determined by the Board of Directors in the case of preferred stock, to be held, sold and paid for at such times and in such manner as the Board of Directors may from time to time determine in accordance with the laws of the State of Minnesota.

1 1 12345678 1 234567 8 1 234567 8 1 234567 8 1 234567 8 1 234567 8 1 234567 8 12345678 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 → x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date CONTROL # SHARES SCAN TO VIEW MATERIALS & VOTE To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0000572360_1 R1.0.0.24 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01) Michael Friedman 02) Landel C. Hobbs 03) Jill Krueger 04) Eyal Lalo 05) Lisa A. Letizio 06) Timothy A. Peterman 07) Darryl C. Porter 08) Aaron P. Reitkopf IMEDIA BRANDS, INC. 6740 SHADY OAK RD. EDEN PRAIRIE, MN 55344 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on (TBD). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on (TBD). Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain 2. To approve, on an advisory basis, the fiscal 2021 compensation of the Company's named executive officers as disclosed in the accompanying proxy statement; 3. To re-approve our Shareholder Rights Plan; and 4. Approve the amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock. NOTE: To transact such other business as may properly come before the Annual Meeting, or any adjournments or postponements thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

0000572360_2 R1.0.0.24 PRELIMINARY PROXY FORM - SUBJECT TO COMPLETION Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com iMedia Brands, Inc. Annual Meeting of Shareholders (TBD) 10:00 AM This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Timothy A. Peterman or Jean Sabatier, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of iMedia Brands, Inc. that the shareholder(s) is/ are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 AM, CDT on (TBD), at the iMedia Brands, Inc. Corporate Offices, 6690 Shady Oak Road, Eden Prairie, MN 55344, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Notwithstanding the foregoing, if this proxy is to be voted for any nominee named on the reverse side and such nominee is unwilling or unable to serve, this proxy will be voted for a substitute in the discretion of the proxies. Continued and to be signed on reverse side